--------------------------------------------------------------------------------

The MONY Equity Master

--------------------------------------------------------------------------------

Prospectus Portfolio

--------------------------------------------------------------------------------
Flexible Premium

Variable Universal Life
Insurance Policy
Issued by
MONY Life Insurance Company

MONY Series Fund, Inc.            Fidelity Variable Insurance Products Fund
Enterprise Accumulation Trust     Fidelity Variable Insurance Products Fund II
The Dreyfus Socially Responsible  Fidelity Variable Insurance Products Fund III
   Growth Fund, Inc.              Janus Aspen Series
Dreyfus Stock Index Fund

May 1, 2001
--------------------------------------------------------------------------------

                                   PROSPECTUS

                               Dated May 1, 2001

                    Variable Universal Life Insurance Policy

MONY Life Insurance Company (the "Company") issues a variable universal life insurance policy described in this Prospectus. Among the policy's many terms are:

Allocation of Premiums and Fund Values:

- You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

     - You can tell us to place them into a separate account. That separate account is called MONY Variable Account L.

        - If you do, you can also tell us to place your premium payments and fund values into any of the 28 different subaccounts of MONY Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

     - You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

- We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc and Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.

                            MONY Variable Account L
                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary of the Policy.......................................     1
  Important Policy Terms....................................     1
  Purpose of the Policy.....................................     1
  Policy Premium Payments and Values........................     1
  Charges and Deductions....................................     3
  The Death Benefit.........................................     8
  Premium Features..........................................     9
  MONY Variable Account L...................................     9
  Allocation Options........................................     9
  Transfer of Fund Value....................................     9
  Policy Loans..............................................    10
  Full Surrender............................................    10
  Partial Surrender.........................................    10
  Preferred Partial Surrender...............................    10
  Free Look Period..........................................    10
  Grace Period and Lapse....................................    10
  Tax Treatment of Increases in Fund Value..................    11
  Tax Treatment of Death Benefit............................    11
  Riders....................................................    11
  Contacting the Company....................................    11
  Understanding the Policy..................................    12
Detailed Information about the Company and MONY Variable
  Account L.................................................    13
  MONY Life Insurance Company...............................    13
  MONY Variable Account L...................................    13
The Funds...................................................    19
  MONY Series Fund, Inc. ...................................    19
  Enterprise Accumulation Trust.............................    20
  Dreyfus Stock Index Fund..................................    23
  The Dreyfus Socially Responsible Growth Fund, Inc.........    23
  Fidelity Variable Insurance Products Fund, Fidelity
     Variable Insurance Products Fund II....................    24
  Fidelity Variable Insurance Products Fund III.............    24
  Janus Aspen Series........................................    25
  Purchase of Portfolio Shares by MONY Variable Account L...    25
Detailed Information About The Policy.......................    26
  Application for a Policy..................................    26
  Right to Examine a Policy -- Free Look Period.............    28
  Premiums..................................................    28
  Allocation of Net Premiums................................    30
  Death Benefits under the Policy...........................    30
  Changes in Specified Amount...............................    32
  Other Optional Insurance Benefits.........................    33
  Benefits at Maturity......................................    35
  Policy Values.............................................    35
  Determination of Fund Value...............................    35
  Calculating Unit Values for Each Subaccount...............    37
  Transfer of Fund Value....................................    38
  Right to Exchange Policy..................................    39
  Policy Loans..............................................    39
  Full Surrender............................................    40
  Partial Surrender.........................................    40

                                                              PAGE
                                                              ----
  Preferred Partial Surrender...............................    41
  Grace Period and Lapse....................................    41
Charges and Deductions......................................    44
  Deductions from Premiums..................................    46
  Daily Deduction from MONY Variable Account L..............    46
  Deductions from Fund Value................................    47
  Fund Charge...............................................    48
  Transaction and Other Charges.............................    50
  Fees and Expenses of the Funds............................    50
  Guarantee of Certain Charges..............................    50
Other Information...........................................    51
  Federal Income Tax Considerations.........................    51
  Charge for Company Income Taxes...........................    55
  Voting of Fund Shares.....................................    55
  Disregard of Voting Instructions..........................    56
  Report to Policy Owners...................................    56
  Substitution of Investments and Right to Change
     Operations.............................................    56
  Changes to Comply with Law................................    57
Performance Information.....................................    57
The Guaranteed Interest Account.............................    58
  General Description.......................................    58
  Limitations on Amounts in the Guaranteed Interest
     Account................................................    59
  Death Benefit.............................................    59
  Policy Charges............................................    59
  Transfers.................................................    60
  Surrenders and Policy Loans...............................    60
More About the Policy.......................................    60
  Ownership.................................................    60
  Beneficiary...............................................    61
  Notification and Claims Procedures........................    61
  Payments..................................................    61
  Payment Plan/Settlement Provisions........................    62
  Payment in Case of Suicide................................    62
  Assignment................................................    62
  Errors on the Application.................................    62
  Incontestability..........................................    62
  Policy Illustrations......................................    63
  Distribution of the Policy................................    63
More About the Company......................................    63
  Management................................................    63
  State Regulation..........................................    65
  Telephone Transfer Privileges.............................    66
  Legal Proceedings.........................................    66
  Legal Matters.............................................    66
  Registration Statement....................................    66
  Independent Accountants...................................    66
  Financial Statements......................................    67
Index to Financial Statements...............................   F-1
Appendix A..................................................   A-1
Appendix B..................................................   B-1

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account on page 58. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's General Account.

     Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY Variable Account L the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

     Cash Value -- The Fund Value of the policy less any fund charge.

     Surrender Value -- The cash value less any outstanding debt reduced by any unearned loan interest.

     Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first two policy years. In certain cases, this also applies to the first two policy years following an increase in the Specified Amount.

     Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 58.)

     Specified Amount -- The minimum death benefit for as long as the policy remains in effect.

     Valuation Date -- Each day that the New York Stock Exchange is open for trading.

PURPOSE OF THE POLICY

     The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated of Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

     The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     You may allocate net premium payments among the various subaccounts of MONY Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

     The net premium payments you allocate among the various subaccounts of MONY Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

     Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

     The value of the net premium payments you allocate to MONY Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY Variable Account L may be worth more or less while the policy remains in effect.

     If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

     Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Cash Value and are described in further detail below.

     The policy remains in effect until the earliest of:

     - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

     - Age 95.

     - Death of the insured.

     - Full surrender of the policy.

     Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first two policy years, you must pay the Minimum Monthly Premium for two more years after the increase.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found on pages 44 - 50.
--------------------------------------------------------------------------------

                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on number of      Premiums paid during first ten policy
                     years the policy has been      years -- 4%
                     in effect. It is a % of        Premiums paid during policy years
                      Premium paid.                 11-20 -- 2%
                                                    Premiums paid after policy year 20 -- 0%
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.25%

--------------------------------------------------------------------------------

                  DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L

----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum    .75% of subaccount value (0.002055% daily)
     Annual Rate                                   Reduces after 10th policy year

--------------------------------------------------------------------------------

                           DEDUCTIONS FROM FUND VALUE

----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

                                                                                      EACH OF
                                                                                       1ST 12        EACH
                                                                                       POLICY       MONTH
                                                                 SPECIFIED AMOUNT      MONTHS     THEREAFTER
                                                                 ----------------     -------     ----------

     Administrative Charge -- monthly charge based on          Less than $250,000..    $31.50*      $6.50
     Specified Amount of policy.                               $250,000-$499,999...    $28.50*      $3.50
                                                               $500,000 or more....    $25.00*       None
                                                               ---------------
                                                               * Reduced by $5.00 for issue ages 0 through
                                                                 17.
------------------------------------------------------------------------------------------------------------


     Optional Insurance Benefits Charge                    As applicable.
     Monthly Deduction for any other Optional Insurance
     Benefits added by rider.
----------------------------------------------------------------------------------------------------

     Transaction and Other Charges                         The lesser of 2% of the amount
     -Partial Surrender Fee                                surrendered or $25.
     -Transfer of Fund Value                               Maximum $25 on each Transfer in a policy
     (at Company's Option)                                 year exceeding four.(1)

--------------------------------------------------------------------------------

(1) Currently no charge on any transfer.

--------------------------------------------------------------------------------


                                                                                            ADMINISTRATIVE
                 Administrative Fund Charge                   ISSUE AGE*                    FUND CHARGE
                                                              -----------------             ---------------
     Over 14 years based on a schedule. Factors per           0-25........................      $2.50
     $1,000 of Specified Amount vary based on issue age.      26..........................       3.00
                                                              27..........................       3.50
                                                              28..........................       4.00
                                                              29..........................       4.50
                                                              30 or higher................       5.00

--------------------------------------------------------------------------------


     Sales Fund Charge                                        ISSUE AGE                        PERCENTAGE
                                                              ------------------               ----------
     Percentage of premiums paid in the first 5 years,        0-17...........................      50%
     up to a maximum amount of premiums called the            18-65..........................      75
     target premium.                                          66.............................      70
                                                              67.............................      65
                                                              68.............................      60
                                                              69.............................      55
                                                              70 or higher...................      50
                                                              ---------------
                                                                The Sales Fund Charge can increase as
                                                              premiums are paid during the five year
                                                              period. Starting on the fifth anniversary,
                                                              the charge decreases from its maximum by
                                                              10% per year until it reaches zero at the
                                                              end of the 14th year.

--------------------------------------------------------------------------------

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses its operations. Those expenses are also shown in the table below.

FEES AND EXPENSES OF THE FUNDS

     The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized below. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

                          ANNUAL EXPENSES FOR THE YEAR
                            ENDED DECEMBER 31, 2000

                                                                       DISTRIBUTION AND           NET
        FUND/PORTFOLIO            MANAGEMENT FEES   OTHER EXPENSES   SERVICE (12-b-1) FEE    TOTAL EXPENSES
        --------------            ---------------   --------------   --------------------    --------------
MONY SERIES FUND, INC.
Intermediate Term Bond
  Portfolio....................        0.50%             0.11%                 N/A            0.61%(1)
Long Term Bond Portfolio.......        0.50%             0.10%                 N/A            0.60%(1)
Government Securities
  Portfolio....................        0.50%             0.11%                 N/A            0.61%(1)
Money Market Portfolio.........        0.40%             0.07%                 N/A            0.47%(1)
ENTERPRISE ACCUMULATION TRUST
Equity Portfolio...............        0.78%             0.09%                 N/A            0.87%
Small Company Value
  Portfolio....................        0.80%             0.09%                 N/A            0.89%
Managed Portfolio..............        0.73%             0.09%                 N/A            0.82%
International Growth
  Portfolio....................        0.85%             0.19%                 N/A            1.04%
High Yield Bond Portfolio......        0.60%             0.15%                 N/A            0.75%
Mid-Cap Growth Portfolio.......        0.75%             0.63%                 N/A            1.15%(2,5)
Emerging Countries Portfolio...        1.25%             1.42%                 N/A            1.80%(2,5)

                                                                       DISTRIBUTION AND           NET
        FUND/PORTFOLIO            MANAGEMENT FEES   OTHER EXPENSES   SERVICE (12-B-1) FEE    TOTAL EXPENSES
        --------------            ---------------   --------------   --------------------    --------------
Worldwide Growth Portfolio.....        1.00%             1.80%                 N/A               1.40%(2,5)
Small Company Growth
  Portfolio....................        1.00%             0.11%                 N/A            1.11%(2)
Equity Income Portfolio........        0.75%             0.13%                 N/A            0.88%(2)
Capital Appreciation
  Portfolio....................        0.75%             0.11%                 N/A               0.86%
Growth and Income Portfolio....        0.75%             0.10%                 N/A               0.85%
Growth Portfolio...............        0.75%             0.08%                 N/A               0.83%
Multi-Cap Growth Portfolio.....        1.00%             0.10%                 N/A            1.10%(2)
Balanced Portfolio.............        0.75%             0.20%                 N/A            0.95%(2)
DREYFUS STOCK INDEX FUND
-- INITIAL SHARE CLASS.........       0.245%            0.015%                 N/A               0.26%
THE DREYFUS SOCIALLY
  RESPONSIBLE GROWTH FUND, INC.
  -- INITIAL SHARE CLASS.......        0.75%             0.03%                 N/A               0.78%
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND (VIP)
  -- SERVICE CLASS
Growth Portfolio...............        0.57%             0.09%               0.10%               0.76%(3,6)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND II (VIP II)
  -- SERVICE CLASS
Contrafund(R) Portfolio........        0.57%             0.09%               0.10%               0.76%(3,6)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND III (VIP III)
  -- SERVICE CLASS
Growth Opportunities
  Portfolio....................        0.58%             0.11%               0.10%               0.79%(3,6)
JANUS ASPEN SERIES
-- INSTITUTIONAL SHARES
Balanced Portfolio.............        0.65%             0.01%                 N/A            0.66%(4)
Capital Appreciation
  Portfolio....................        0.65%             0.02%                 N/A            0.67%(4)
Worldwide Growth Portfolio.....        0.65%             0.04%                 N/A            0.69%(4)
Aggressive Growth..............        0.65%             0.01%                 N/A            0.66%(4)

---------------

    (1) MONY Life Insurance Company of America has contractually agreed to limit expenses on these Portfolios to the following amounts: Intermediate Term Bond -- 0.75%; Long Term Bond -- 0.75%; Government Securities -- 0.75%; and Money Market -- 0.50%. This contractual limitation is in effect until April 30, 2002.

    (2) Enterprise Capital Management, Inc., has contractually agreed to limit expenses on these Portfolios to the amount shown. This contractual limitation is in effect until May 1, 2002. Without the contractual limitation, the total expenses would have been as follows: Mid-Cap Growth -- 1.38%; Emerging Countries -- 2.67%; and Worldwide
        Growth -- 2.80%.

    (3) Expenses do not include reimbursements. With reimbursements, expenses would have been Growth -- 0.74%; Contrafund -- 0.74%; and Growth Opportunities -- 0.76%.

    (4) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in management fee.

    (5)Expenses are pro forma since shares of the portfolio have not been sold prior to May 1, 2001.

    (6)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

--------------------------------------------------------------------------------

                          FUND INVESTMENT ADVISER FEES
--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   ----------------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   MID-CAP GROWTH PORTFOLIO                      Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   EQUITY PORTFOLIO                              Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's average daily net assets.
   --------------------------------------------------------------------------------------------
   MANAGED PORTFOLIO                             Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's average daily net assets.
   --------------------------------------------------------------------------------------------
   EQUITY INCOME PORTFOLIO                       Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH AND INCOME PORTFOLIO                   Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH PORTFOLIO                              Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION PORTFOLIO                Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   SMALL COMPANY GROWTH PORTFOLIO                Annual rate of 1.00% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   SMALL COMPANY VALUE PORTFOLIO                 Annual rate of 0.80% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   EMERGING COUNTRIES PORTFOLIO                  Annual rate of 1.00% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   INTERNATIONAL GROWTH PORTFOLIO                Annual rate of 0.85% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO                    Annual rate of 1.00% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   HIGH YIELD BOND PORTFOLIO                     Annual rate of 0.60% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                            Annual rate of 0.75% of the average daily
                                                 net assets.
   --------------------------------------------------------------------------------------------
   MULTI-CAP GROWTH PORTFOLIO                    Annual rate of 1.00% of the average daily
                                                 net assets.
   --------------------------------------------------------------------------------------------

                                    DREYFUS

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX FUND                      Annual rate of 0.25% of the fund's average
                                                 daily net assets.
   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Annual rate of 0.75% of the fund's average
   FUND, INC.                                    daily net assets.
   --------------------------------------------------------------------------------------------

                                    FIDELITY

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- GROWTH PORTFOLIO                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- CONTRAFUND(R) PORTFOLIO                 fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- GROWTH OPPORTUNITIES PORTFOLIO         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

                               JANUS ASPEN SERIES

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   AGGRESSIVE GROWTH PORTFOLIO                   Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                            Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION PORTFOLIO                Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO                    Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------

THE DEATH BENEFIT

     The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

     Option I -- The death benefit equals the greater of:

          (a) The Specified Amount plus the increase in Fund Value since the last Monthly Anniversary Day, or

          (b) Fund Value on the date of death, plus the increase in Fund Value since the last Monthly Anniversary day, multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

     Option II -- The death benefit equals the greater of:

        (a) The Specified Amount of the policy, plus the Fund Value on the date of death, or

        (b) The Fund Value on the date of death, plus the Fund Value on the last Monthly Anniversary Date, multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

The Fund Value used in these calculations is the Fund Value as of the date of the insured's death.

     You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 30.

PREMIUM FEATURES

     You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

     When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

     The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 51.

     The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace Period and Lapse," page 41. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY VARIABLE ACCOUNT L

     MONY Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY Variable Account L" on page 13.

ALLOCATION OPTIONS

     You may allocate premium payments and Fund Values among the various subaccounts of MONY Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund, the Enterprise Accumulation Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Janus Aspen Series (collectively the "Funds"). The subaccounts available to you and the investment objectives of each available subaccount are described in detail beginning on page 14.

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See Transfer of Fund Value," page 38.

POLICY LOANS

     You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page 39.

     The amount of Outstanding Debt reduced by any Unearned Interest is subtracted from your death benefit. Your Outstanding Debt reduced by any Unearned Interest is repaid from the proceeds of a full surrender. See "Full Surrender," page 40. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 41. The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

     You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full Surrender," page 40.

PARTIAL SURRENDER

     You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request and return it to you. A partial surrender will decrease the Specified Amount. See "Partial Surrender," at page 40.

     Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the surrender charge may be assessed on a partial surrender.

PREFERRED PARTIAL SURRENDER

     You may request up to 10% of your Policy's Cash Value on that day, without a Surrender Charge on the Specified Amount of your policy being reduced. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred Partial Surrender," page 41.

FREE LOOK PERIOD

     You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to Examine a Policy -- Free Look Period," page 28.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero;

          (2) during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

     If the policy is about to terminate (or Lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

     If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace Period and Lapse", page 41.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Considerations," on page 51.

TAX TREATMENT OF DEATH BENEFIT

     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 51.

RIDERS

     Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are five riders available with this policy:

     - Spouse's Term Rider

     - Children's Term Insurance Rider

     - Accidental Death Benefit Rider

     - Purchase Option Rider

     - Waiver of Monthly Deductions Rider

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.

                       [HOW THE POLICY WORKS FLOW CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company issues the policy. In this prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico, and the Virgin Islands.

     The Company was founded as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the Company, MONY Variable Account L, or the Contract. The principal office of the Company is located at 1740 Broadway, New York, New York 10019.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

     MONY Securities Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for the policies.

MONY VARIABLE ACCOUNT L

     MONY Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY Variable Account
L. The assets in MONY Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY Variable Account L. The Company is required to keep assets in MONY Variable Account L that equal the total market value of the policy liabilities funded by MONY Variable Account L. Realized or unrealized income gains or losses of MONY Variable Account L are credited or charged against MONY Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY Variable Account L. MONY Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY Variable Account L was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY Variable Account L.

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

     The following table lists the subaccounts of MONY Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY MONEY MARKET SUBACCOUNT                  Seeks to maximize current income
                                                 consistent with preservation of capital
   This subaccount purchases shares of the       and maintenance of liquidity by investing
   MONY Series Fund, Inc. Money Market           primarily in high quality, short-term
   Portfolio.                                    money market instruments.
   --------------------------------------------------------------------------------------------

   MONY GOVERNMENT SECURITIES SUBACCOUNT         Seeks to maximize income and capital
                                                 appreciation by investing in bonds, notes
   This subaccount purchases shares of the       and other obligations either issued or
   MONY Series Fund, Inc. Government             guaranteed by the U.S. Government, its
   Securities Portfolio.                         agencies or instrumentalities, together
                                                 having a weighted average maturity of
                                                 between 4 to 8 years.
   --------------------------------------------------------------------------------------------

   MONY INTERMEDIATE TERM BOND SUBACCOUNT        Seeks to maximize income and capital
                                                 appreciation over the intermediate term by
   This subaccount purchases shares of the       investing in highly rated fixed income
   MONY Series Fund, Inc. Intermediate Term      securities issued by a diverse mix of
   Bond Portfolio.                               corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of
                                                 between 4 and 8 years.
   --------------------------------------------------------------------------------------------

   MONY LONG TERM BOND SUBACCOUNT                Seeks to maximize income and capital
                                                 appreciation over the longer term by
   This subaccount purchases shares of the       investing in highly-rated fixed income
   MONY Series Fund, Inc. Long Term Bond         securities issued by a diverse mix of
   Portfolio.                                    corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of more
                                                 than 8 years.
   --------------------------------------------------------------------------------------------

   ENTERPRISE MID-CAP GROWTH SUBACCOUNT          Seeks long-term capital appreciation by
                                                 investing primarily in companies with
   This subaccount purchases shares of the       market capitalizations corresponding to
   Enterprise Accumulation Trust Mid-Cap         the middle 90% of the Russell Mid-Cap
   Growth Portfolio.                             Growth Index, as measured at the time of
                                                 purchase by the Portfolio. Normally at
                                                 least 75% of its total assets in common
                                                 stocks will be in U.S. mid-sized
                                                 companies.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY INCOME SUBACCOUNT           Invests in a combination of growth and
                                                 income. Seeks to achieve an above average
   This subaccount purchases shares of the       and consistent total return, primarily
   Enterprise Accumulation Trust Equity          from investments in dividend paying U.S.
   Income Portfolio.                             common stocks.
   --------------------------------------------------------------------------------------------

   ENTERPRISE GROWTH AND INCOME SUBACCOUNT       Seeks total return through capital
                                                 appreciation with income as a secondary
   This subaccount purchases shares of the       consideration by investing in a broadly
   Enterprise Accumulation Trust Growth and      diversified group of U.S. common stocks of
   Income Portfolio.                             large capitalization companies.
   --------------------------------------------------------------------------------------------

   ENTERPRISE GROWTH SUBACCOUNT                  Seeks capital appreciation, primarily from
                                                 investments in U.S. common stocks of large
   This subaccount purchases shares of the       capitalization companies. Pursues goal by
   Enterprise Accumulation Trust Growth          investing in companies with long-term
   Portfolio.                                    earnings potential, but which are
                                                 currently selling at a discount to their
                                                 estimated long-term value.
   --------------------------------------------------------------------------------------------

   ENTERPRISE EQUITY SUBACCOUNT                  Seeks long-term capital appreciation by
                                                 investing primarily in U.S. common stock
   This subaccount purchases shares of the       of companies that meet the portfolio
   Enterprise Accumulation Trust Equity          manager's criteria of high return on
   Portfolio.                                    investment capital, strong positions
                                                 within their industries, sound financial
                                                 fundamentals and management committed to
                                                 shareholder interests.
   --------------------------------------------------------------------------------------------

   ENTERPRISE CAPITAL APPRECIATION SUBACCOUNT    Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of U.S. companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------

   ENTERPRISE MANAGED SUBACCOUNT                 Seeks growth of capital over time by
                                                 investing in a portfolio consisting of
   This subaccount purchases shares of the       common stocks, bonds and cash equivalents,
   Enterprise Accumulation Trust Managed         the percentages of which vary over time
   Portfolio.                                    based on the investment manager's
                                                 assessment of economic and market trends
                                                 and its perception of the relative
                                                 investment values available from such
                                                 types of securities at any given time.
   --------------------------------------------------------------------------------------------

   ENTERPRISE SMALL COMPANY GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY VALUE SUBACCOUNT     Seeks maximum capital appreciation by
                                                 investing primarily in common stocks of
   This subaccount purchases shares of the       small capitalization companies that the
   Enterprise Accumulation Trust Small           portfolio manager believes are
   Company Value Portfolio.                      undervalued -- that is the stock's market
                                                 price does not fully reflect the company's
                                                 value.
   --------------------------------------------------------------------------------------------

   ENTERPRISE EMERGING COUNTRIES SUBACCOUNT      Seeks long-term capital appreciation by
                                                 normally investing at least 65% of its
   This subaccount purchases shares of the       assets in equity securities of foreign
   Enterprise Emerging Countries Portfolio.      companies located in at least three
                                                 countries with emerging securities markets
                                                 (as defined by the International Finance
                                                 Corporation).
   --------------------------------------------------------------------------------------------

   ENTERPRISE INTERNATIONAL GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in a diversified portfolio of
   This subaccount purchases shares of the       non-United States equity securities that
   Enterprise Accumulation Trust                 the portfolio manager believes are
   International Growth Portfolio.               undervalued.
   --------------------------------------------------------------------------------------------

   ENTERPRISE WORLDWIDE GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 investing primarily in equity securities
   This subaccount purchases shares of the       of foreign and domestic companies, and
   Enterprise Worldwide Growth Portfolio.        normally it will invest at least 65% of
                                                 its total assets in securities of
                                                 companies that are located in at least
                                                 three different countries with emerging
                                                 securities markets.
   --------------------------------------------------------------------------------------------

   ENTERPRISE HIGH YIELD BOND SUBACCOUNT         Seeks maximum current income by primarily
                                                 investing in high yield, income producing
   This subaccount purchases shares of the       U.S. corporate bonds rated B3 or better by
   Enterprise Accumulation Trust High Yield      Moody's Investors Service, Inc., or B- or
   Bond Portfolio.                               better by Standard & Poor's Corporation.
                                                 These lower rated bonds are commonly
                                                 referred to as "Junk Bonds." Bonds of this
                                                 type are considered to be speculative with
                                                 regard to the payment of interest and
                                                 return of principal. Investment in these
                                                 types of securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE BALANCED SUBACCOUNT                Seeks long-term total return. Generally,
                                                 between 55% and 75% of its total assets
   This subaccount purchases shares of the       will be invested in equity securities, and
   Enterprise Accumulation Trust Balanced        between 45% and 25% in fixed income
   Portfolio.                                    securities to provide a stable flow of
                                                 income. Allocation will vary based on the
                                                 manager's assessment of the return
                                                 potential of each asset class.
   --------------------------------------------------------------------------------------------

   ENTERPRISE MULTI-CAP GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 primarily investing in growth stocks.
   This subaccount purchases shares of the       Companies will tend to fall into one of
   Enterprise Accumulation Trust Multi-Cap       two categories: companies that offer goods
   Growth Portfolio.                             or services to a rapidly expanding
                                                 marketplace or companies experiencing a
                                                 major change that is expected to produce
                                                 advantageous results.
   --------------------------------------------------------------------------------------------

   DREYFUS STOCK INDEX SUBACCOUNT                Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   This subaccount purchases shares of the       Price Index. To pursue this goal, the fund
   Dreyfus Stock Index Fund.                     generally invests in all 500 stocks in the
                                                 S&P 500 in proportion to their weighting
                                                 in the index.
   --------------------------------------------------------------------------------------------

   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Seeks to provide capital growth, with
   SUBACCOUNT                                    current income as a secondary goal. To
                                                 pursue these goals, the fund invests
   This subaccount purchases shares of The       primarily in common stock of companies
   Dreyfus Socially Responsible Growth Fund,     that, in the opinion of its management,
   Inc.                                          meet traditional investment standards and
                                                 conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.
   --------------------------------------------------------------------------------------------
   FIDELITY VIP GROWTH SUBACCOUNT                Seeks to achieve capital appreciation by
                                                 investing its assets primarily in common
   This subaccount purchases shares of           stocks that it believes have above-average
   Fidelity Variable Insurance Products Fund     growth potential. Tends to be companies
   (VIP) --                                      with higher than average price/earnings
   Growth Portfolio.                             ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or with a strong
                                                 industry or market position. May invest in
                                                 securities of foreign issuers in addition
                                                 to those of domestic issuers.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT      Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   This subaccount purchases shares of           companies whose value it believes is not
   Fidelity Variable Insurance Products Fund     fully recognized by the public. Typically,
   II (VIP II) -- Contrafund(R) Portfolio.       includes companies in turnaround
                                                 situations, companies experiencing
                                                 transitory difficulties, and undervalued
                                                 companies. May invest in securities of
                                                 foreign issuers in addition to those of
                                                 domestic issuers.
   --------------------------------------------------------------------------------------------
   FIDELITY VIP III GROWTH OPPORTUNITIES         Seeks to provide capital growth by
   SUBACCOUNT                                    investing primarily in common stocks. May
                                                 also invest in other types of securities,
   This subaccount purchases shares of           including bonds, which may be
   Fidelity Variable Insurance Products Fund     lower-quality debt securities. May invest
   III (VIP III) -- Growth Opportunities         in securities of foreign issuers in
   Portfolio.                                    addition to those of domestic issuers.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES AGGRESSIVE GROWTH          Seeks long-term growth of capital by
   SUBACCOUNT                                    investing primarily in common stocks
                                                 selected for their growth potential.
   This subaccount purchases shares of Janus     Normally, it invests at least 50% of its
   Aspen Series -- Aggressive Growth             equity assets in medium-sized companies
   Portfolio.                                    with market capitalizations falling within
                                                 the range of companies in the S&P MidCap
                                                 400 Index.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES BALANCED SUBACCOUNT        Seeks long-term capital growth, consistent
                                                 with preservation of capital and balanced
   This subaccount purchases shares of Janus     by current income. Normally invests 40-60%
   Aspen Series -- Balanced Portfolio.           of its assets in securities selected
                                                 primarily for their growth potential, and
                                                 40-60% in securities selected primarily
                                                 for their income potential and at least
                                                 25% of its assets in fixed-income
                                                 securities.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES CAPITAL APPRECIATION       Seeks long-term growth of capital. It
   SUBACCOUNT                                    pursues its objective by investing
                                                 primarily in common stocks selected for
   This subaccount purchases shares of Janus     their growth potential. The portfolio may
   Aspen Series -- Capital Appreciation          invest in companies of any size, from
   Portfolio.                                    larger, well-established companies to
                                                 smaller, emerging growth companies.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES WORLDWIDE GROWTH           Seeks long-term growth of capital in a
   SUBACCOUNT                                    manner consistent with the preservation of
                                                 capital. It pursues this objective by
   This subaccount purchases shares of Janus     investing primarily in common stocks of
   Aspen Series -- Worldwide Growth              companies of any size throughout the
   Portfolio.                                    world. Normally invests in issuers from at
                                                 least five different countries, including
                                                 the United States but may at times invest
                                                 in fewer than five countries or even in a
                                                 single country.
   --------------------------------------------------------------------------------------------

                                   THE FUNDS

     Each available subaccount of MONY America Variable Account L will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios) are diversified, open-end management investment companies. The Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of the MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., the Company receives a daily investment adviser fee for each portfolio (See chart below). Fees are deducted daily and paid to the Company monthly.

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------

   LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------

   INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------

   MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% of assets in excess of $800
                                                 million of the portfolio's aggregate
                                                 average daily net assets.
   ----------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has a number of portfolios; the shares of some of these portfolios can be purchased by subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio. Enterprise Accumulation Trust pays an investment adviser fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio purchased by subaccounts available to you are shown in the chart below.

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------

  MID-CAP GROWTH PORTFOLIO    Annual rate of 0.75% of the     Annual rate of 0.4375% of
                              portfolio's average daily       the first $50 million;
  Nicholas-Applegate Capital  net assets.                     0.375% of the next $450
  Management                                                  million; 0.3375% of the next
                                                              $500 million; and 0.325% in
                                                              excess of $1 billion of the
                                                              portfolio's average daily
                                                              net assets.
----------------------------------------------------------------------------------------------

  EQUITY PORTFOLIO            Annual rate of 0.80% of the     Annual rate of 0.40% up to
                              first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Investment Management   the next $400 million and       excess of $1 billion of the
  Company is the              0.70% in excess of $800         portfolio's average daily
  sub-investment adviser.     million of the portfolio's      net assets.
                              average daily net assets.
----------------------------------------------------------------------------------------------

  MANAGED PORTFOLIO           Annual rate of 0.80% of the     Wellington Management
                              first $400 million, 0.75% of    Company's fee for the assets
  Wellington Management       the next $400 million and       of the portfolio it manages
  Company, LLP and Sanford    0.70% in excess of $800         is an annual rate of 0.40%
  C. Bernstein & Co., LLC     million of the portfolio's      up to $500 million, 0.35% of
                              average daily net assets.       the next $500 million, 0.30%
                                                              of the next $1 billion and
                                                              0.25% in excess of $2
                                                              billion of the portfolio's
                                                              average daily net assets.
                                                              Sanford C. Bernstein & Co.'s
                                                              fee for the assets of the
                                                              portfolio it manages is an
                                                              annual rate of 0.40% up to
                                                              $10 million, 0.30% from $10
                                                              million to $50 million,
                                                              0.20% from $50 million to
                                                              $100 million, and 0.10% in
                                                              excess of $100 million of
                                                              the portfolio's average
                                                              daily net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  EQUITY INCOME PORTFOLIO     Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $100 million, 0.25% of
  1740 Advisers, Inc. is the  net assets.                     the next $100 million, and
  sub-investment adviser.                                     0.20% in excess of $200
                                                              million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

  GROWTH AND INCOME           Annual rate of 0.75% of the     Annual rate of 0.30% of the
  PORTFOLIO                   portfolio's average daily       first $100 million, 0.25% of
                              net assets.                     the next $100 million, and
  Retirement Systems                                          0.20% in excess of $200
  Investors, Inc. is the                                      million of the portfolio's
  sub-investment adviser.                                     average daily net assets.
----------------------------------------------------------------------------------------------

  GROWTH PORTFOLIO            Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $1 billion and 0.20%
  Montag & Caldwell, Inc. is  net assets.                     in excess of $1 billion of
  the sub-investment                                          the portfolio's average
  adviser.                                                    daily net assets.
----------------------------------------------------------------------------------------------

  CAPITAL APPRECIATION        Annual rate of 0.75% of the     Annual rate of 0.45% of the
  PORTFOLIO                   portfolio's average daily       portfolio's average daily
                              net assets.                     net assets.
  Marsico Capital
  Management, LLC is the
  sub-investment adviser.
----------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH        Annual rate of 1.00% of the     Annual rate of 0.65% of the
  PORTFOLIO                   portfolio's average daily       first $50 million, 0.55% of
                              net assets.                     the next $50 million and
  William D. Witter, Inc. is                                  0.45% in excess of $100
  the sub-investment                                          million of the portfolio's
  adviser.                                                    average daily net assets.
----------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE         Annual rate of 0.80% of the     Annual rate of 0.40% of the
  PORTFOLIO                   first $400 million, 0.75% of    first $1 billion and 0.30%
                              the next $400 million and       in excess of $1 billion of
  Gabelli Asset Management    0.70% in excess of $800         the portfolio's average
  Company is the sub-         million of the portfolio's      daily net assets.
  investment adviser.         average daily net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  EMERGING COUNTRIES          Annual rate of 1.25% of the     Annual rate of 0.6875% on
  PORTFOLIO                   portfolio's average daily       the first $50 million; and
                              net assets.                     0.6250% in excess of $50
  Nicholas-Applegate Capital                                  million of the portfolio's
  Management                                                  average daily net assets.
----------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH        Annual rate of 0.85% of the     Annual rate of 0.40% of the
  PORTFOLIO                   portfolio's average daily       first $100 million, 0.35% of
                              net assets.                     $100 million to $200
  Vontobel USA Inc. is the                                    million, 0.30% of $200
  sub-investment adviser.                                     million to $500 million and
                                                              0.25% in excess of $500
                                                              million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

  WORLDWIDE GROWTH PORTFOLIO  Annual rate of 1.00% of the     Annual rate of 0.5375% of
                              portfolio's average daily       the first $50 million; 0.50%
  Nicholas-Applegate Capital  net assets.                     of the next $450 million;
  Management                                                  0.45% of the next $500
                                                              million; and 0.425% in
                                                              excess of $1 billion of the
                                                              portfolio's average daily
                                                              net assets.
----------------------------------------------------------------------------------------------

  HIGH YIELD BOND PORTFOLIO   Annual rate of 0.60% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $100 million and 0.25%
  Caywood-Scholl Capital      net assets.                     in excess of $100 million of
  Management is the sub-                                      the portfolio's average
  investment adviser.                                         daily net assets.
----------------------------------------------------------------------------------------------

  BALANCED PORTFOLIO          Annual rate of 0.75% of the     Annual rate of 0.30% up to
                              average daily net assets.       $100 million, 0.25% of $100
  Montag & Caldwell, Inc. is                                  million to $200 million and
  the sub-investment                                          0.20% in excess of $200
  adviser.                                                    million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

  MULTI-CAP GROWTH PORTFOLIO  Annual rate of 1.00% of the     Annual rate of 0.40% of the
                              average daily net assets.       average daily net assets.
  Fred Alger Management Inc.
  is the sub-investment
  adviser.
----------------------------------------------------------------------------------------------

DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below.

----------------------------------------------------------------------------------------------
       PORTFOLIO AND
   SUB-INVESTMENT ADVISER        INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  DREYFUS STOCK INDEX FUND    Annual rate of 0.245% of the    The Dreyfus Corporation pays
                              fund's average daily net        the sub-investment adviser
  Mellon Equity Associates    assets.                         an annual rate of 0.095% of
  is the sub-investment                                       the value of the fund's
  adviser.                                                    average daily net assets.
----------------------------------------------------------------------------------------------

  THE DREYFUS SOCIALLY        Annual rate of 0.75% of the     The Dreyfus Corporation pays
  RESPONSIBLE GROWTH FUND,    fund's average daily net        the sub-investment adviser
  INC.                        assets.                         an annual rate of 0.10% of
                                                              the first $32 million, 0.15%
  NCM Capital Management                                      in excess of $32 million up
  Group, Inc. is the sub-                                     to $150 million, 0.20% in
  investment adviser.                                         excess of $150 million up to
                                                              $300 million, 0.25% in
                                                              excess of $300 million of
                                                              the value of the fund's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- GROWTH PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- CONTRAFUND(R) PORTFOLIO FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- GROWTH OPPORTUNITIES PORTFOLIO

     Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment adviser fee for each portfolio is shown in the table below.

--------------------------------------------------------------------------------------------
     PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- GROWTH PORTFOLIO                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the Fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
--------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- CONTRAFUND(R) PORTFOLIO                 fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
   Fidelity Management & Research (U.K.) Inc.    result by the Fund's average net assets
   and Fidelity Management & Research Far        throughout the month. The group fee rate
   East Inc. are the sub-investment advisers.    is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
--------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- GROWTH OPPORTUNITIES PORTFOLIO         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
   Fidelity Management & Research (U.K.) Inc.    result by the Fund's average net assets
   and Fidelity Management & Research Far        throughout the month. The group fee rate
   East Inc. are the sub-investment advisers.    is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
--------------------------------------------------------------------------------------------

JANUS ASPEN SERIES

     Janus Aspen Series has several portfolios. The shares of four of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

  ---------------------------------------------------------------------------------------------
                 PORTFOLIO                               INVESTMENT ADVISER FEE
  ---------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- AGGRESSIVE GROWTH      Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
  ---------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- BALANCED PORTFOLIO     Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
  ---------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- CAPITAL                Annual rate of 0.65% of the portfolio's
  APPRECIATION PORTFOLIO                       average daily net assets.
  ---------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- WORLDWIDE GROWTH       Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
  ---------------------------------------------------------------------------------------------

     The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of

     (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

     (2) more than 50% of the outstanding portfolio shares.

The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

PURCHASE OF PORTFOLIO SHARES BY MONY VARIABLE ACCOUNT L

     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the chart on pages 14-18. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

     The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

     The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage

     If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See
"Premiums -- Premium Flexibility," page 28.

     Coverage under the Temporary Insurance Agreement ends on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if you have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and

     - the date you tell the Company that the policy will be refused.

     If the insured dies during the period of temporary coverage, the death benefit will be:

          (1) the insurance coverage applied for (including any optional riders) up to $500,000, less

          (2) the deductions from premium and the monthly deduction due prior to the date of death.

     Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

          (1) the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

          (2) the date on which the coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

     Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

  Initial Premium Payment

     Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Free Look," below.)

  Policy Date

     The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

  Risk Classification

     Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

     The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

     1) the policy's Specified Amount,

     2) any riders added to the policy, and

     3) the insured's

          a) Age,

          b) smoking status,

          c) gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of Insurance," page 47), and

          d) underwriting class.

     The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

     The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the Policy" on page 1 are met. See also "Grace Period and Lapse," page 41.

  Scheduled Premium Payments (Planned Premium Payments)

     When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policyowners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

     You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by the MonyMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 41.)

  Modified Endowment Contracts

     The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 53.

  Unscheduled Premium Payments

     Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits Under the Policy," page 30 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 51. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy

     If you skip or stop paying premiums, the policy will continue in effect until the Cash Value less Outstanding Debt can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse" page 41.

     Your policy is guaranteed to remain in effect as long as: if:

          (a) the Cash Value less any Outstanding Debt is greater than zero; or

          (b) during the first two policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first two policy years the Minimum Monthly Premium requirements are satisfied during the two policy years following the effective date of the increase.

ALLOCATION OF NET PREMIUMS

     Net premiums may be allocated to any number of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

     You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone Transfer Privileges," page 66. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

     As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

          (1) The policy's death benefit, plus

          (2) Any insurance proceeds provided by rider, less

          (3) Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges).

     You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

     Option I -- The death benefit equals the greater of:

          (a) The Specified Amount, plus the increase in Fund Value since last monthly anniversary day or

          (b) Fund Value on date of death plus FV since last monthly anniversary day multiplied by a death benefit percentage.

          The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax
     Considerations -- Definition of Life Insurance," page 51. The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

     Option II -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value as of date of death or

          (b) The Fund Value on date of death plus Fund Value on the last monthly anniversary day multiplied by a death benefit percentage.

          The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

  Examples of Options I and II

     The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Death................................  $ 35,000    $ 60,000    $ 85,000
Death Benefit Percentage...................................       150%        150%        150%
Death Benefit under Option 1...............................  $100,000    $150,000    $212,500
Death Benefit under Option 2...............................  $135,000    $160,000    $212,500

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 250% = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 x 250% = $150,000 for Policy 2; $85,000 x 150% = $212,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 150% = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 x 150% = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 x 150% = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

     You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's administrative office. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

     If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value -- Cost of Insurance," page
44. If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN SPECIFIED AMOUNT

     You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

     To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases

     An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

     When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions," page 44. In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

     You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

  Decreases

     Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

          (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

          (2) To the next most recent increases successively, and last

          (3) To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

     If the reduction decreases the Specified Amount during the fund charge period, the fund charge on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the fund charge will be deducted from the Fund Value. See "Fund Charge", page 48. Target premiums, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

          (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

          (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 51.

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions," page 44. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified

Endowment Contracts," page 53. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Spouse's Term Rider

     This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 70. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later.

  Children's Term Insurance Rider

     This rider provides term insurance coverage on the lives of the children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company.

  Accidental Death Benefit Rider

     This rider pays the benefit amount selected if the insured dies as a result of an accident. The accident must occur after the insured's age 5 and prior to insured's age 70. A benefit equal to twice the rider amount is payable if:

          (1) accidental death occurs as the result of riding as a passenger, and

          (2) the accidental death occurred while riding in a public conveyance, and

          (3) the public conveyance was being operated commercially to transport passengers for hire.

     The maximum amount of coverage is the initial specified amount but not more than the greater of:

          (1) $100,000 total coverage of all such insurance in the Company or its affiliates, or

          (2) 200,000 of all such coverages regardless of insurance companies issuing such coverages.

  Purchase Option Rider

     This Rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

     - Marriage of the insured.

     - Birth of a child of the insured.

     - Legal adoption of a child by insured.

     A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

  Waiver of Monthly Deduction Rider

     This rider provides for the waiver of certain charges while the insured has a covered disability and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value.

BENEFITS AT MATURITY

     The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 61. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

  Fund Value

     The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

     On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value," page 35. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

  Cash Value

     The Cash Value of the policy equals the Fund Value less any Outstanding Debt reduced by any unearned loan interest. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

DETERMINATION OF FUND VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - Preferred Partial Surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

     The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including the investment adviser fees.

     - Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," on page 37.) On any day, the amount in a subaccount of MONY Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make Preferred Partial Surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the Loan Account).

     - Pay the death benefit when the insured dies.

     - Pay monthly deductions from the policy's Fund Value.

     - Pay policy transaction charges.

     - Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

     Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Valuation Date as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily Deductions From the Variable Account -- Mortality and Expense Risk Charge," page 46. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

     The unit value of each subaccount on its first Valuation Date was set at $10.00.

                             DETERMINING FUND VALUE

[DETERMINING FUND VALUE FLOW CHART]

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone Transfer Privileges," page 66. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 41. No charges are currently imposed upon these transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

     After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 58.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account," page 58. No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

     You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

     When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

     The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

     The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be .5% higher than otherwise applicable. This increase is not guaranteed.

     Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

     Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy in effect. See "Grace Period and Lapse," page 41.

     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 51.

FULL SURRENDER

     You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any fund charge, and (2) any Outstanding Debt reduced by any unearned loan interest.

     You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or
(2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan Settlement Provisions," page 62. For information on the tax effects of surrender of a policy, see "Federal Income Tax Consideration," page 51.

PARTIAL SURRENDER

     With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year.

     A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender.

     You may make a partial surrender by submitting a proper written request to the Company's home office. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

     When a partial surrender is made on a policy on which the owner has selected death benefit Option I, the Specified Amount under the policy is decreased by the lesser of (1) the amount of the partial surrender or (2) if the death benefit prior to the Partial Surrender is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the partial surrender. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death Benefits under the Policy," page 30.

     A fee for each Partial Surrender will be assessed. See "Charges and Deductions -- Transaction and Other Charges", page 50. In addition, a portion of the Fund Charge may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and Deductions -- Fund Charge," page 48.

     For information on the tax treatment of partial surrenders, see "Federal Income Tax Considerations," page 51.

PREFERRED PARTIAL SURRENDER

     A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero, and

          (2) you make any required additional premium payments during a 61-day Grace Period.

  Special Rule for First Two Policy Years

     During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

     - Your policy's Cash Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to

        - The Minimum Monthly Premium times the number of months your policy has been in effect

     The policy may be at risk of lapse if:

        - an insufficiency occurs at any time after the second policy anniversary, or

        - the Minimum Monthly Premium test has not been met during the first two policy years.

See the explanation below.

     We will not accept any payment if it would cause the total premium payments to exceed the maximum permissible premium for the policy's Specified Amount under the Internal Revenue Code. This may occur when the policy owner has Outstanding Debt. In such case, the policy owner could repay a sufficient portion of the Outstanding Debt to avoid termination. To avoid recurrence of potential lapse the policy owner may wish to:

        - repay an additional portion of Outstanding Debt, and

        - if premium payments have not exceeded the maximum permissible premiums for the policy's Specified Amount, the policy owner may also wish to make larger or more frequent premium payments.

     If the Cash Value of the policy less Outstanding Debt is insufficient to cover the entire monthly deduction on a monthly anniversary, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment required to keep the policy in effect. You will then have a grace period of 61 days to make the required payment. The grace period starts from the date the notice is sent. During the first two policy years, the payment required is:

        - the amount of Minimum Monthly Premium not paid plus not less than two succeeding Minimum Monthly Premiums, or

        - the number of Minimum Monthly Premiums remaining until the next scheduled premium due date.

After the second policy anniversary, the payment required is:

        - the amount of the monthly deduction not paid, plus

        - not less than two succeeding monthly deductions, or the number of monthly deductions remaining until the next scheduled premium due date, grossed up by the amount of the deductions from premiums (see "Charges and Deductions -- Deductions from Premiums", page 46).

The policy will remain in effect through the grace Period. Failure to make the required payment within the grace period will result in termination of coverage under the policy. If the required payment is made during the grace period, any premium paid will be allocated among the subaccounts of MONY Variable Account L and the Guaranteed Interest Amount in accordance with your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged to the subaccounts and the Guaranteed Interest Account on a proportionate basis. If the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the start of the grace period, reduced by any unpaid monthly deductions and any Outstanding Debt reduced by any unearned loan interest.

  Reinstatement

     We will reinstate a lapsed policy at any time:

          (1) Before the maturity date, and

          (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

          (1) A written application from you,

          (2) Evidence of insurability satisfactory to us,

          (3) Payment of all monthly deductions that were due and unpaid during the grace period,

          (4) Payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date,

          (5) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement.

     When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

          (1) The Fund charge will be equal to the Fund charge that would have existed had your policy been in effect since the original policy date.

          (2) The Fund Value will be reduced by the decrease, if any, in the Fund charge during the period that the policy was not in effect.

          (3) Any Outstanding Debt on the date of lapse will also be reinstated.

          (4) No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                             CHARGES AND DEDUCTIONS

     The following chart is intended to provide an overview of the current charges and deductions under the policy. Please see the discussion of each item in this prospectus and in the policy for further details.
--------------------------------------------------------------------------------

                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on number of      Premiums paid during first ten policy
     years the policy has been in effect. It is     years -- 4%
                     a % of Premium paid.           Premiums paid during policy years
                                                    11-20 -- 2%
                                                    Premiums paid after policy year 20 -- 0%
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0.8%
                                                    Federal -- 1.25%

--------------------------------------------------------------------------------

                  DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L

----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum    .75% of subaccount value (0.002055% daily)
     Annual Rate                                   Reduces after 10th policy year

--------------------------------------------------------------------------------

                           DEDUCTIONS FROM FUND VALUE

----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

                                                                                      EACH OF
                                                                                       1ST 12        EACH
                                                                                       POLICY       MONTH
                                                                 SPECIFIED AMOUNT      MONTHS     THEREAFTER
                                                                 ----------------     -------     ----------

     Administrative Charge -- monthly charge based on          Less than               $31.50*      $6.50
     Specified Amount of policy.                               $250,000............    $28.50*      $3.50
                                                               $250,000-$499,999...    $25.00*       None
                                                               $500,000 or more....
                                                               ---------------
                                                               * Reduced by $5.00 for issue ages 0 through
                                                                 17.
------------------------------------------------------------------------------------------------------------


     Optional Insurance Benefits Charge                    As applicable.
     Monthly Deduction for any other Optional Insurance
     Benefits added by rider.
----------------------------------------------------------------------------------------------------

     Transaction and Other Charges                         The lesser of 2% of the amount
     -Partial Surrender Fee                                surrendered or $25.
     -Transfer of Fund Value                               Maximum $25 on each Transfer in a policy
     (at Company's Option)                                 year exceeding four.(1)

--------------------------------------------------------------------------------

(1) Currently no charge on any transfer.

--------------------------------------------------------------------------------


                                                                                            ADMINISTRATIVE
                 Administrative Fund Charge                            ISSUE AGE*           FUND CHARGE
                                                              ----------------------------      -----
     Over 14 years based on a schedule. Factors per           0-25........................      $2.50
     $1,000 of Specified Amount vary based on issue age.      26..........................       3.00
                                                              27..........................       3.50
                                                              28..........................       4.00
                                                              29..........................       4.50
                                                              30 or higher................       5.00

--------------------------------------------------------------------------------


     Sales Fund Charge                                        ISSUE AGE                        PERCENTAGE
                                                              -------------------------------      --
     Percentage of premiums paid in the first 5 years,        0-17...........................      50%
     up to a maximum amount of premiums called the            18-65..........................      75
     target premium.                                          66.............................      70
                                                              67.............................      65
                                                              68.............................      60
                                                              69.............................      55
                                                              70 or higher...................      50
                                                              ---------------
                                                                The Sales Fund Charge can increase as
                                                              premiums are paid during the five year
                                                              period. Starting on the fifth anniversary,
                                                              the charge decreases from its maximum by
                                                              10% per year until it reaches zero at the
                                                              end of the 14th year.

--------------------------------------------------------------------------------

     The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS --
     Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge --              This charge is equal to a percent of premiums paid
                             as follows:

                             Policy years 1-10: 4%

                             Policy years 11-20: 2%

                             Policy years after 20: 0%

     You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                State and local premium tax -- currently 0.8%
                             Federal tax for deferred acquisition costs of the Company -- currently 1.25%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. For policyholders resident in New York, the Company currently deducts an amount equal to 0.8%, of each premium to pay applicable premium taxes. Currently, these taxes range from 0% to 4%. The 0.8% deduction is the actual premium tax imposed by the State of New York. We do not expect to profit from this charge.

     The 1.25% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to this tax.

     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY VARIABLE ACCOUNT L --

     A charge is deducted daily from each subaccount of MONY Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk
  Charge --                  Maximum of .002055% of the amount in the
                             subaccount, which is equivalent to an annual rate of .75% of subaccount value.

                             The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to .04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

     This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

DEDUCTIONS FROM FUND VALUE --

     A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                             Value at that time.

     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount.

Administrative Charge

     An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.

                                                                FIRST 12        EACH POLICY
                                                              POLICY MONTHS   MONTH THEREAFTER
                                                              -------------   ----------------
Specified Amount:
  Less than $250,000........................................     $ 31.50*           $6.50
  $250,000 to $499,000......................................       28.50*            3.50
  $500,000 or more..........................................       25.00*            None

------------------------
* Reduced by $5.00 for issue ages 0 through 17.

     For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

Optional Insurance Benefits
  Charge --                  A monthly deduction for any other optional
                             insurance benefits added to the policy by rider.

FUND CHARGE

     There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charge, a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charge against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

  Administrative Fund Charge

     The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

                                                              ADMINISTRATIVE
                         ISSUE AGE                             FUND CHARGE
                         ---------                            --------------
0-25........................................................      $2.50
26..........................................................       3.00
27..........................................................       3.50
28..........................................................       4.00
29..........................................................       4.50
30 or higher................................................       5.00

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

     For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

     The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

  Sales Fund Charge

     To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

                                                              PERCENTAGE OF
                            AGE                               PREMIUMS PAID
                            ---                               -------------
0-17........................................................       50%
18-65.......................................................       75
66..........................................................       70
67..........................................................       65
68..........................................................       60
69..........................................................       55
70 or higher................................................       50

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

     During the first two Policy years, the Sales Fund Charge will be further limited.

     As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

     The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

  Effect of Changes in Specified Amount on the Fund Charge

     The Fund Charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The fund charge related to the increase will be calculated in the same manner as the fund charge for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new fund charge for the policy will equal the remaining portion of the fund charge for the original Specified Amount, plus the fund charge related to the increase.

     A portion of the fund charge will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or (3) a partial surrender. The fund charge, as well as the transaction charge assessed for the Partial Surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account on the same basis that the partial surrender is allocated. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the policy will be reduced proportionately for the amount of the fund charge which was assessed against the Fund Value.

     Effect of Changes in Specified Amount on the Fund Charge --

     The fund charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The fund charge related to the increase will be computed in the same manner as the fund charge for the original Specified Amount. It will reduce over the 15-year period following the increase. The new fund charge for the policy will equal:

     (1) The remaining part of the fund charge for the original Specified Amount, plus

     (2) The fund charge related to the increase.

     A portion of the Fund Charge will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from:

     - a requested decrease,

     - a change of death benefit option from Option I to Option II, or

     - a partial surrender.

     The Fund Charge, as well as any applicable transaction charge assessed for the partial surrender, will be deducted from the subaccounts and the Guaranteed Interest Account. The deduction will be made on the same basis that the partial surrender is allocated. If any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

     - Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

     - Transfer of Fund Value -- Maximum of $25 on transfers exceeding 4, currently $0.

     The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year.

     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 55.

     We will bear the direct operating expenses of MONY Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

FEES AND EXPENSES OF THE FUNDS

     The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 6-8. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

GUARANTEE OF CERTAIN CHARGES

     We guarantee that the following charges will not increase:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Sales charge.

          (4) Guaranteed cost of insurance rates.

          (5) Fund charge.

          (6) Partial surrender fee.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

          (1) Future expectations with respect to investment earnings,

          (2) Mortality,

          (3) Length of time policies will remain in effect,

          (4) Expenses, and

          (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if one of two alternate tests are met. These tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"

     Your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay premium = $1,000
          Maximum premium to avoid "modified endowment" treatment = First year -- $1,000
          Through first two years -- $2,000
          Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

     Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Federal Income Tax Considerations -- Conventional Life Insurance Policies," page 52.)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Pension and Profit Sharing Plans

     Policies purchased by a fund, which is part of a pension or profit sharing plan (under Sections 401(a) or 403 of the Code), will be treated differently from that described above. For participants in these plans, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit." The current cost of insurance must be included annually in the plan participant's gross income. This cost (referred to as the "P.S. 58" cost) is reported to the participant annually. The excess of the death benefit over the policy Fund Value will not be subject to federal income tax if:

          (1) The plan participant dies while covered by the plan, and

          (2) The policy proceeds are paid to the participant's beneficiary.

     However, the policy Fund Value will generally be taxable to the extent it exceeds the sum of (1) $5,000 plus (2) the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant has borrowed from his or her policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the subaccounts available under the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES

     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY Variable Account L. We may elect to vote the shares of the Funds in our own right if:

          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Superintendent of Insurance of the State of New York.

     The Company also reserves the right to establish additional subaccounts of MONY Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     We may advertise the performance of the MONY Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of MONY Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of MONY Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

     Performance information for MONY Variable Account L may be compared in advertisements, sales literature, and reports to policy owners to:

          (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

          (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount of MONY Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

                        THE GUARANTEED INTEREST ACCOUNT

     You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be .5% higher. Neither increase is guaranteed.

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

     No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. The Company reserves the right to increase or decrease this limit in the future. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to Exchange Policy. See "Right to Exchange Policy", page 39.

DEATH BENEFIT

     The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 30.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to Exchange the Policy. See "Right to Exchange the Policy", page 39.

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

          - one in any policy year,

          - the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

          - the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the valuation date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

SURRENDERS AND POLICY LOANS

     You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full Surrender," page 40 and "Partial Surrender", page 40. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If the insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 51.)

ERRORS ON THE APPLICATION

     If the age or gender of the insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Deductions From Fund Value -- Cost of Insurance," page 47.

INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

          (1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from the policy date; and

          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is a New York corporation organized on September 26, 1969. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.10 percent of the Fund Value of the policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     Commissions may be required to be repaid to the Company if Sales Charges are refunded upon exercise of the exchange privileges during the first 24 months after the Policy Date or within 24 months following an increase in Specified Amount.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.

Current Officers and Directors of the Company are:

NAME                                                  POSITION AND OFFICES WITH DEPOSITOR
----                                                  -----------------------------------
Tom H. Barrett............................  Director since 1990. Partner in American Industrial
                                            Partners, a private investment partnership since 1992.
David L. Call.............................  Director since 1993. Ronald P. Lynch Dean Emeritus,
                                            Cornell University, College of Agriculture and Life
                                            Sciences since 1995 and Dean of said College prior to
                                            that time.
G. Robert Durham..........................  Director since 1990. Retired from Walter Industries,
                                            Inc., a home building and financing, natural resources
                                            and industrial manufacturing company in 1996 after
                                            serving as Chairman of the Board and Chief Executive
                                            Officer since 1991.

NAME                                                  POSITION AND OFFICES WITH DEPOSITOR
----                                                  -----------------------------------
James B. Farley...........................  Director since 1988. Retired from MONY Life Insurance
                                            Company in 1994 after serving as Chairman of the Board
                                            from 1993 and Chairman of the Board and Chief Executive
                                            Officer since 1991.
Robert Holland, Jr. ......................  Director since 1990. President and Chief Executive
                                            Officer of WorkPlace Integrators, an office furniture
                                            manufacturing company, since 1996. Chief Executive
                                            Officer of Ben & Jerry's Homemade, Inc., an ice cream
                                            company from 1995 to 1996. Chairman of the Board of
                                            Gilreath Manufacturing Company, a plastic injection
                                            molding manufacturing company from 1990 to 1991.
Robert R. Kiley...........................  Director since 1995. President and Chief Executive
                                            Officer of the New York City Partnership and Chamber of
                                            Commerce, Inc. since 1995. Principal of Kohlberg & Co.
                                            since 1994.
James L. Johnson..........................  Director since 1986. Chairman Emeritus of GTE
                                            Corporation, a telecommunications company, having served
                                            as Chairman and Chief Executive Officer from 1988 to
                                            1992.
John R. Meyer.............................  Director since 1972. Professor Emeritus, Harvard
                                            University since 1997. Professor at Harvard University
                                            from 1973 to 1997.
Jane C. Pfeiffer..........................  Director since 1988. Ms. Pfeiffer is an independent management consultant.
Thomas C. Theobald........................  Director since 1990. Managing director, William Blair
                                            Capital Partners, L.L.C., an investment firm since 1994.
                                            Chairman of the Board of Continental Bank from 1987 to
                                            1994.

All of the officers have held their respective positions listed below for five or more years.

Current Officer-Directors of the Company are:

NAME                                                        POSITION AND OFFICES WITH DEPOSITOR
----                                                        -----------------------------------
Michael I. Roth.......................................    Director, Chairman and Chief Executive
                                                          Officer
Samuel J. Foti........................................    Director, President and Chief Operating
                                                          Officer
Kenneth M. Levine.....................................    Director, Executive Vice President and
                                                          Chief Investment Officer

Other Officers of the Company are:

NAME                                                               OFFICE WITH DEPOSITOR
----                                                               ---------------------
Lee M. Smith..........................................    Corporate Secretary and Vice President,
                                                          Government Relations
Richard E. Connors....................................    Senior Vice President
Richard Daddario......................................    Executive Vice President and Chief
                                                          Financial Officer
Phillip A. Eisenberg..................................    Senior Vice President and Chief Actuary
Stephen J. Hall.......................................    Senior Vice President
David V. Weigel.......................................    Treasurer

     No officer or director listed above receives any compensation from MONY Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

     Mr. Roth is Chairman of the Board and Chief Executive Officer (since August
1998) and Director (since September 1997) of The MONY Group, Inc. Chairman of the Board and Chief Executive Officer (since July 1991) and Director (since June
1991) of MONY Life Insurance Company of America. Director of MONY subsidiaries:
1740 Advisers, Inc. (since December 1992), MONY Benefits

Management Corp. (since March 1999). Serves on the board of directors of the American Council of Life Insurance, The Life Insurance Council of New York, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc., Lincoln Center for the Performing Arts Leadership Committee, Life Office Management Association, New York City Partnership and Chamber of Commerce, and Committee for Economic Development. Also serves as Chairman of the Board of Insurance Marketplace Standards Association.

     Mr. Foti is President and Chief Operating Officer (since August 1998) and Director (since September 1997) of The MONY Group, Inc. President and Chief Operating Officer of MONY Life Insurance Company of America (since February
1994) and Director (since September 1989). Director of MONY subsidiaries: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Life Insurance Company of the Americas, Ltd. (since December
1994). Serves on the board of directors of Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College of which he is Chairman.

     Mr. Levine is Executive Vice President and Chief Investment Officer (since August 1998) and Director (since September 1997) of The MONY Group Inc. Chairman of the Board (since December 1991) and President (since June 1992) of MONY Series Fund, Inc. Director of MONY subsidiaries: MONY Life Insurance Company of America (since July 1991), 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991).

     Mr. Daddario is Executive Vice President and Chief Financial Officer (since August 1998) of The MONY Group, Inc. Vice President and Controller of MONY Life Insurance Company of America (since September 1989). Director of MONY subsidiaries: MONY International Holdings, Inc. (since 1998), MONY Brokerage, Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997).

     Mr. Eisenberg is Vice President and Actuary (since November 1992) and Director of MONY Life Insurance Company of America. Director of MONY subsidiary:
MONY Benefits Management Corp. (since March 1999).

     Mr. Smith is Vice President and Secretary (since September 1999) of The MONY Group Inc. Vice President -- Government Relations and Industry Affairs.

     Mr. Connors is Director of MONY Life Insurance Company of America (since June 1994). Director of MONY subsidiary: MONY Brokerage, Inc. (since May 1994).

     Mr. Hall is Director of MONY Life Insurance Company of America (since June
1991). Director of MONY subsidiary: MONY Brokerage, Inc. (since October 1991).

     Mr. Weigel is Vice President-Treasurer of The MONY Group Inc. (since August
1998). Treasurer of MONY Life Insurance Company of America (since July 1991).

STATE REGULATION

     The Company is subject to the laws of the state of New York governing insurance companies and to regulation by the Superintendent of Insurance of New York. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Superintendent of Insurance of New York and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Superintendent of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY Variable Account L is a party, or which would materially affect MONY Variable Account L.

LEGAL MATTERS

     Legal matters have been passed on by the then Vice President and Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) in connection with:

     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under New York law, and

     (4) The validity of the forms of the policies under New York law.

     Edward P. Bank then Vice President and Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) has passed upon legal matters relating to the federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for the MONY Variable Account L and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS

     The audited financial statements for MONY Variable Account L and the Company are set forth herein.

     The financial statements of MONY Variable Account L and of the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY Variable Account L:
  Report of Independent Accountants.........................  F-2
  Statement of assets and liabilities as of December 31,
     2000...................................................  F-3
  Statement of operations for the period ended December 31,
     2000...................................................  F-7
  Statement of changes in net assets for the periods ended
     December 31, 2000 and 1999.............................  F-12
  Notes to financial statements.............................  F-19
  Report of Independent Accountants.........................  F-22
  Statement of assets and liabilities as of December 31,
     1999...................................................  F-23
  Statement of operations for the period ended December 31,
     1999...................................................  F-25
  Statement of changes in net assets for the periods ended
     December 31, 1999 and 1998.............................  F-27
  Notes to financial statements.............................  F-30
  Report of Independent Accountants.........................  F-32
  Statement of assets and liabilities as of December 31,
     1998...................................................  F-33
  Statement of operations for the period ended December 31,
     1998...................................................  F-35
  Statement of changes in net assets for the periods ended
     December 31, 1998 and 1997.............................  F-37
  Notes to financial statements.............................  F-40
With respect to MONY Life Insurance Company:
  Report of Independent Accountants.........................  F-43
  Consolidated balance sheets as of December 31, 2000 and
     1999...................................................  F-44
  Consolidated statements of income and comprehensive income for the years ended December 31, 2000, 1999 and 1998...  F-45
  Consolidated statements of changes in shareholder's equity for the years ended December 31, 2000, 1999 and 1998...  F-46
  Consolidated statements of cash flows for the years ended
     December 31, 2000, 1999 and 1998.......................  F-47
  Notes to consolidated financial statements................  F-49

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- Strategist and MONYEquity Master

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Strategist's and MONYEquity Master's subaccounts of MONY Variable Account L at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2001

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                         STRATEGIST
                                       ------------------------------------------------------------------------------
                                                                   MONY SERIES FUND, INC.
                                       ------------------------------------------------------------------------------
                                         EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                         GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                       ----------   ----------   ------------   ----------   -----------   ----------
               ASSETS
Shares held in respective Funds......      2,891       2,226           680          1,142        6,033       21,693
                                        ========     =======       =======       ========     ========      =======
Investments at cost..................   $109,048     $49,484       $ 7,199       $ 13,530     $103,627      $21,693
                                        ========     =======       =======       ========     ========      =======
Investments in respective Funds, at
  net asset value....................   $101,531     $46,247       $ 7,456       $ 15,157     $108,116      $21,693
                                        --------     -------       -------       --------     --------      -------
          Total assets...............    101,531      46,247         7,456         15,157      108,116       21,693
                                        ========     =======       =======       ========     ========      =======
             LIABILITIES
Amount due to MONY...................         23          10             2              4           25            5
                                        --------     -------       -------       --------     --------      -------
          Total liabilities..........         23          10             2              4           25            5
                                        --------     -------       -------       --------     --------      -------
Net assets...........................   $101,508     $46,237       $ 7,454       $ 15,153     $108,091      $21,688
                                        ========     =======       =======       ========     ========      =======
Net assets consist of:
  Contractholders' net payments......   $   (855)    $ 4,871       $(4,168)      $(21,091)    $ 19,902      $(7,118)
  Undistributed net investment
     income..........................     60,329      35,674        10,170         29,117       72,830       28,806
  Accumulated net realized gain on
     investments.....................     49,551       8,929         1,195          5,500       10,870            0
  Net unrealized appreciation
     (depreciation) of investments...     (7,517)     (3,237)          257          1,627        4,489            0
                                        --------     -------       -------       --------     --------      -------
Net assets...........................   $101,508     $46,237       $ 7,454       $ 15,153     $108,091      $21,688
                                        ========     =======       =======       ========     ========      =======
Number of units outstanding*.........      1,498         815           306            503        2,144        1,091
                                        ========     =======       =======       ========     ========      =======
Net asset value per unit
  outstanding*.......................   $  67.75     $ 56.75       $ 24.39       $  30.11     $  50.42      $ 19.87
                                        ========     =======       =======       ========     ========      =======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2000

                                                                      MONYEQUITY MASTER
                                                    ------------------------------------------------------
                                                                    MONY SERIES FUND, INC.
                                                    ------------------------------------------------------
                                                    GOVERNMENT    INTERMEDIATE    LONG TERM       MONEY
                                                    SECURITIES     TERM BOND         BOND         MARKET
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                    ----------    ------------    ----------    ----------
                      ASSETS
Shares held in respective Funds...................     15,114         7,850          18,375       373,688
                                                     ========       =======        ========      ========
Investments at cost...............................   $162,916       $83,384        $225,379      $373,688
                                                     ========       =======        ========      ========
Investments in respective Funds, at net asset
  value...........................................   $170,637       $86,119        $243,838      $373,688
Amount due from MONY..............................          0           684               3             2
Amount due from respective Funds..................         43            18             116            90
                                                     --------       -------        --------      --------
          Total assets............................    170,680        86,821         243,957       373,780
                                                     --------       -------        --------      --------
                   LIABILITIES
Amount due to MONY................................         92            43             186           196
Amount due to respective Funds....................          0           684               3             2
                                                     --------       -------        --------      --------
          Total liabilities.......................         92           727             189           198
                                                     --------       -------        --------      --------
Net assets........................................   $170,588       $86,094        $243,768      $373,582
                                                     ========       =======        ========      ========
Net assets consist of:
  Contractholders' net payments...................   $155,923       $79,640        $218,303      $322,997
  Undistributed net investment income (loss)......      8,975         4,682          21,439        50,585
  Accumulated net realized gain (loss) on
     investments..................................     (2,031)         (963)        (14,433)            0
  Net unrealized appreciation (depreciation) of
     investments..................................      7,721         2,735          18,459             0
                                                     --------       -------        --------      --------
Net assets........................................   $170,588       $86,094        $243,768      $373,582
                                                     ========       =======        ========      ========
Number of units outstanding*......................     13,956         7,085          18,963        30,993
                                                     ========       =======        ========      ========
Net asset value per unit outstanding*.............   $  12.22       $ 12.15        $  12.85      $  12.05
                                                     ========       =======        ========      ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                                 MONYEQUITY MASTER
-------------------------------------------------------------------------------------------------------------------
                                           ENTERPRISE ACCUMULATION TRUST
-------------------------------------------------------------------------------------------------------------------
                  SMALL COMPANY                 INTERNATIONAL   HIGH YIELD                GROWTH AND     CAPITAL
      EQUITY          VALUE         MANAGED        GROWTH          BOND        GROWTH       INCOME     APPRECIATION
    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
    -----------   -------------   -----------   -------------   ----------   ----------   ----------   ------------
        251,471       141,494         366,315       200,103       113,608       34,853       92,964       12,076
    ===========    ==========     ===========    ==========      ========     ========     ========      =======
    $ 9,209,907    $4,162,716     $11,528,813    $1,570,596      $564,828     $212,657     $591,098      $93,208
    ===========    ==========     ===========    ==========      ========     ========     ========      =======
    $ 7,021,075    $3,705,721     $ 8,861,168    $1,388,712      $508,965     $208,769     $576,378      $85,618
          3,054           420           1,969           801            68            0            0            0
          2,443           599           4,336         2,007         1,842            0            0            0
    -----------    ----------     -----------    ----------      --------     --------     --------      -------
      7,026,572     3,706,740       8,867,473     1,391,520       510,875      208,769      576,378       85,618
    -----------    ----------     -----------    ----------      --------     --------     --------      -------
          4,444         1,632           6,826         2,396         1,989           58          163           24
          3,054           420           1,969           801            68            0            0            0
    -----------    ----------     -----------    ----------      --------     --------     --------      -------
          7,498         2,052           8,795         3,197         2,057           58          163           24
    -----------    ----------     -----------    ----------      --------     --------     --------      -------
    $ 7,019,074    $3,704,688     $ 8,858,678    $1,388,323      $508,818     $208,711     $576,215      $85,594
    ===========    ==========     ===========    ==========      ========     ========     ========      =======
    $ 6,622,169    $3,178,584     $ 7,869,122    $1,292,458      $504,212     $252,075     $592,229      $90,148
      2,509,697       876,740       4,525,101       170,139        94,411        4,568       (1,097)       3,281
         76,040       106,359        (867,900)      107,610       (33,942)     (44,044)        (197)        (245)
     (2,188,832)     (456,995)     (2,667,645)     (181,884)      (55,863)      (3,888)     (14,720)      (7,590)
    -----------    ----------     -----------    ----------      --------     --------     --------      -------
    $ 7,019,074    $3,704,688     $ 8,858,678    $1,388,323      $508,818     $208,711     $576,215      $85,594
    ===========    ==========     ===========    ==========      ========     ========     ========      =======
        472,274       182,442         575,976       100,108        43,551       21,398       58,400        9,254
    ===========    ==========     ===========    ==========      ========     ========     ========      =======
    $     14.86    $    20.32     $     15.38    $    13.87      $  11.68     $   9.75     $   9.87      $  9.25
    ===========    ==========     ===========    ==========      ========     ========     ========      =======

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2000

                                                                       MONY EQUITY MASTER
                                                ----------------------------------------------------------------
                                                                FIDELITY VARIABLE
                                                                    INSURANCE
                                                                 PRODUCTS FUNDS           JANUS ASPEN SERIES
                                                 DREYFUS     -----------------------   -------------------------
                                                  STOCK         VIP         VIP II       CAPITAL      WORLDWIDE
                                                  INDEX        GROWTH     CONTRAFUND   APPRECIATION     GROWTH
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                ----------   ----------   ----------   ------------   ----------
ASSETS
Shares held in respective Funds...............      3,091        4,189       3,465          8,994         5,744
                                                 ========     ========     =======       ========      ========
Investments at cost...........................   $114,554     $207,269     $85,767       $280,859      $254,244
                                                 ========     ========     =======       ========      ========
Investments in respective Funds, at net asset
  value.......................................   $105,098     $182,207     $82,016       $240,942      $212,425
                                                 --------     --------     -------       --------      --------
          Total assets........................    105,098      182,207      82,016        240,942       212,425
                                                 --------     --------     -------       --------      --------
                 LIABILITIES
Amount due to MONY............................         29           51          21             69            60
                                                 --------     --------     -------       --------      --------
          Total liabilities...................         29           51          21             69            60
                                                 --------     --------     -------       --------      --------
Net assets....................................   $105,069     $182,156     $81,995       $240,873      $212,365
                                                 ========     ========     =======       ========      ========
Net assets consist of:
  Contractholders' net payments...............   $113,357     $207,463     $86,120       $280,192      $248,758
  Undistributed net investment income
     (loss)...................................      1,707         (542)       (255)         1,552         8,187
  Accumulated net realized gain (loss) on
     investments..............................       (539)         297        (119)          (954)       (2,761)
  Net unrealized depreciation of
     investments..............................     (9,456)     (25,062)     (3,751)       (39,917)      (41,819)
                                                 --------     --------     -------       --------      --------
Net assets....................................   $105,069     $182,156     $81,995       $240,873      $212,365
                                                 ========     ========     =======       ========      ========
Number of units outstanding*..................     11,492       19,810       8,689         28,955        26,409
                                                 ========     ========     =======       ========      ========
Net asset value per unit outstanding*.........   $   9.14     $   9.20     $  9.44       $   8.32      $   8.04
                                                 ========     ========     =======       ========      ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                         STRATEGIST
                                       ------------------------------------------------------------------------------
                                                                   MONY SERIES FUND INC.
                                       ------------------------------------------------------------------------------
                                         EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                         GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                       ----------   ----------   ------------   ----------   -----------   ----------
Dividend income......................   $  2,728     $   854         $436         $  978       $19,596       $1,339
Distribution from net realized
  gains..............................     23,625       7,038            0              0             0            0
Mortality and expense risk charges...       (679)       (270)         (44)           (86)         (693)        (135)
                                        --------     -------         ----         ------       -------       ------
Net investment income................     25,674       7,622          392            892        18,903        1,204
                                        --------     -------         ----         ------       -------       ------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
     investments.....................      7,207      (4,520)          12             42         1,306            0
  Net change in unrealized
     appreciation (depreciation) of
     investments.....................    (42,699)       (787)         108          1,085       (28,524)           0
                                        --------     -------         ----         ------       -------       ------
Net realized and unrealized gain
  (loss) on investments..............    (35,492)     (5,307)         120          1,127       (27,218)           0
                                        --------     -------         ----         ------       -------       ------
Net increase (decrease) in net assets
  resulting from operations..........   $ (9,818)    $ 2,315         $512         $2,019       $(8,315)      $1,204
                                        ========     =======         ====         ======       =======       ======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                      MONYEQUITY MASTER
                                                  ---------------------------------------------------------
                                                                   MONY SERIES FUND, INC.
                                                  ---------------------------------------------------------
                                                   GOVERNMENT    INTERMEDIATE    LONG TERM        MONEY
                                                   SECURITIES     TERM BOND         BOND          MARKET
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------   ------------   ------------   ------------
                                                  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                     ENDED          ENDED          ENDED          ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      2000           2000           2000           2000
                                                  ------------   ------------   ------------   ------------
Dividend income.................................    $ 7,817        $ 4,040        $ 12,520       $20,855
Distribution from net realized gains............          2              0               0             0
Mortality and expense risk charges..............     (1,096)          (548)         (1,487)       (2,619)
                                                    -------        -------        --------       -------
Net investment income (loss)....................      6,723          3,492          11,033        18,236
                                                    -------        -------        --------       -------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on investments.......     (2,432)        (1,282)        (13,149)            0
  Net change in unrealized appreciation
     (depreciation) of investments..............      8,747          3,205          30,688             0
                                                    -------        -------        --------       -------
Net realized and unrealized gain (loss) on
  investments...................................      6,315          1,923          17,539             0
                                                    -------        -------        --------       -------
Net increase (decrease) in net assets resulting
  from operations...............................    $13,038        $ 5,415        $ 28,572       $18,236
                                                    =======        =======        ========       =======

---------------
** Commencement of operations

                       See notes to financial statements.

                                                        MONYEQUITY MASTER
---------------------------------------------------------------------------------------------------------------------------------
                                                  ENTERPRISE ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    GROWTH AND        CAPITAL
                   SMALL COMPANY                  INTERNATIONAL    HIGH YIELD        GROWTH           INCOME        APPRECIATION
       EQUITY          VALUE         MANAGED         GROWTH           BOND         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    --------------   --------------   --------------
    ------------   -------------   ------------   -------------   ------------   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR   MAY 2, 2000**    MAY 2, 2000**    MAY 2, 2000**
       ENDED           ENDED          ENDED           ENDED          ENDED          THROUGH          THROUGH          THROUGH
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
        2000           2000            2000           2000            2000            2000             2000             2000
    ------------   -------------   ------------   -------------   ------------   --------------   --------------   --------------
    $    54,707      $   5,242     $   174,064      $   2,697       $ 46,407        $    721         $    122         $     0
      1,971,011        672,687       2,698,246        131,219              0           6,176                2           3,580
        (57,098)       (25,045)        (62,939)       (10,217)        (3,629)         (2,329)          (1,221)           (299)
    -----------      ---------     -----------      ---------       --------        --------         --------         -------
      1,968,620        652,884       2,809,371        123,699         42,778           4,568           (1,097)          3,281
    -----------      ---------     -----------      ---------       --------        --------         --------         -------
         35,077         89,030        (852,352)        44,665        (25,732)        (44,044)            (197)           (245)
     (2,557,368)      (677,429)     (1,901,207)      (436,907)       (33,467)         (3,888)         (14,720)         (7,590)
    -----------      ---------     -----------      ---------       --------        --------         --------         -------
     (2,522,291)      (588,399)     (2,753,559)      (392,242)       (59,199)        (47,932)         (14,917)         (7,835)
    -----------      ---------     -----------      ---------       --------        --------         --------         -------
    $  (553,671)     $  64,485     $    55,812      $(268,543)      $(16,421)       $(43,364)        $(16,014)        $(4,554)
    ===========      =========     ===========      =========       ========        ========         ========         =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                    MONY EQUITY MASTER
                                    ----------------------------------------------------------------------------------
                                                            FIDELITY VARIABLE
                                                        INSURANCE PRODUCTS FUNDS             JANUS ASPEN SERIES
                                       DREYFUS       -------------------------------   -------------------------------
                                        STOCK             VIP             VIP II          CAPITAL         WORLDWIDE
                                        INDEX            GROWTH         CONTRAFUND      APPRECIATION        GROWTH
                                      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                    --------------   --------------   --------------   --------------   --------------
                                    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                    MAY 2, 2000**    MAY 11, 2000**   MAY 2, 2000**    MAY 4, 2000**    MAY 2, 2000**
                                       THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                         2000             2000             2000             2000             2000
                                    --------------   --------------   --------------   --------------   --------------
Dividend income...................     $   530          $      0         $     0          $  2,325         $    601
Distribution from net realized
  gains...........................       1,490                 0               0                48            8,231
Mortality and expense risk
  charges.........................        (313)             (542)           (255)             (821)            (645)
                                       -------          --------         -------          --------         --------
Net investment income (loss)......       1,707              (542)           (255)            1,552            8,187
                                       -------          --------         -------          --------         --------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
     investments..................        (539)              297            (119)             (954)          (2,761)
  Net change in unrealized
     depreciation of
     investments..................      (9,456)          (25,062)         (3,751)          (39,917)         (41,819)
                                       -------          --------         -------          --------         --------
Net realized and unrealized loss
  on investments..................      (9,995)          (24,765)         (3,870)          (40,871)         (44,580)
                                       -------          --------         -------          --------         --------
Net decrease in net assets
  resulting from operations.......     $(8,288)         $(25,307)        $(4,125)         $(39,319)        $(36,393)
                                       =======          ========         =======          ========         ========

---------------
** Commencement of operations

                       See notes to financial statements.

                      (This page intentionally left blank)

                                      MONY

                               VARIABLE ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       STRATEGIST
                                                        -----------------------------------------
                                                                 MONY SERIES FUND, INC.
                                                        -----------------------------------------
                                                           EQUITY GROWTH         EQUITY INCOME
                                                            SUBACCOUNT            SUBACCOUNT
                                                        -------------------   -------------------
                                                          2000       1999       2000       1999
                                                        --------   --------   --------   --------
From operations:
Net investment income.................................  $ 25,674   $  7,272   $  7,622   $  8,201
Net realized gain (loss) on investments...............     7,207     13,987     (4,520)     2,686
Net change in unrealized appreciation (depreciation)
  of investments......................................   (42,699)    13,421       (787)    (7,388)
                                                        --------   --------   --------   --------
Net increase (decrease) in net assets resulting from
  operations..........................................    (9,818)    34,680      2,315      3,499
                                                        --------   --------   --------   --------
From unit transactions:
  Net proceeds from the issuance of units.............     9,102      7,933      8,068      7,489
  Net asset value of units redeemed or used to meet
     contract obligations.............................   (19,117)   (20,639)   (13,604)   (10,388)
                                                        --------   --------   --------   --------
Net decrease from unit transactions...................   (10,015)   (12,706)    (5,536)    (2,899)
                                                        --------   --------   --------   --------
Net increase (decrease) in net assets.................   (19,833)    21,974     (3,221)       600
Net assets beginning of year..........................   121,341     99,367     49,458     48,858
                                                        --------   --------   --------   --------
Net assets end of year*...............................  $101,508   $121,341   $ 46,237   $ 49,458
                                                        ========   ========   ========   ========
Unit transactions:
Units outstanding beginning of year...................     1,629      1,830        919        975
Units issued during the year..........................       126        140        157        142
Units redeemed during the year........................      (257)      (341)      (261)      (198)
                                                        --------   --------   --------   --------
Units outstanding end of year.........................     1,498      1,629        815        919
                                                        ========   ========   ========   ========
---------------
* Includes undistributed net investment income of:      $ 60,329   $ 34,655   $ 35,674   $ 28,052
                                                        ========   ========   ========   ========

                       See notes to financial statements.

                                         STRATEGIST
    ------------------------------------------------------------------------------------
                                   MONY SERIES FUND, INC.
    ------------------------------------------------------------------------------------
    INTERMEDIATE TERM BOND    LONG TERM BOND         DIVERSIFIED         MONEY MARKET
          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
    ----------------------   -----------------   -------------------   -----------------
       2000        1999       2000      1999       2000       1999      2000      1999
    ----------   ---------   -------   -------   --------   --------   -------   -------
     $   392      $  301     $   892   $   788   $ 18,903   $ 12,288   $ 1,204   $ 1,030
          12          50          42        64      1,306      3,544         0         0
         108        (379)      1,085    (2,130)   (28,524)    11,962         0         0
     -------      ------     -------   -------   --------   --------   -------   -------
         512         (28)      2,019    (1,278)    (8,315)    27,794     1,204     1,030
     -------      ------     -------   -------   --------   --------   -------   -------
         407         407         662       650      1,816      1,832       225       183
        (655)       (630)     (1,395)   (1,309)    (3,147)    (9,349)   (3,045)   (2,906)
     -------      ------     -------   -------   --------   --------   -------   -------
        (248)       (223)       (733)     (659)    (1,331)    (7,517)   (2,820)   (2,723)
     -------      ------     -------   -------   --------   --------   -------   -------
         264        (251)      1,286    (1,937)    (9,646)    20,277    (1,616)   (1,693)
       7,190       7,441      13,867    15,804    117,737     97,460    23,304    24,997
     -------      ------     -------   -------   --------   --------   -------   -------
     $ 7,454      $7,190     $15,153   $13,867   $108,091   $117,737   $21,688   $23,304
     =======      ======     =======   =======   ========   ========   =======   =======
         316         327         529       554      2,169      2,330     1,237     1,385
          18          17          24        24         34         40        12         9
         (28)        (28)        (50)      (49)       (59)      (201)     (158)     (157)
     -------      ------     -------   -------   --------   --------   -------   -------
         306         316         503       529      2,144      2,169     1,091     1,237
     =======      ======     =======   =======   ========   ========   =======   =======
     $10,170      $9,778     $29,117   $28,225   $ 72,830   $ 53,927   $28,806   $27,602
     =======      ======     =======   =======   ========   ========   =======   =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      MONYEQUITY MASTER
                                   ----------------------------------------------------------------------------------------
                                                                    MONY SERIES FUND, INC.
                                   ----------------------------------------------------------------------------------------
                                       GOVERNMENT        INTERMEDIATE TERM         LONG TERM                 MONEY
                                       SECURITIES               BOND                 BOND                   MARKET
                                       SUBACCOUNT            SUBACCOUNT           SUBACCOUNT              SUBACCOUNT
                                   -------------------   ------------------   -------------------   -----------------------
                                     2000       1999       2000      1999       2000       1999       2000         1999
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
From operations:
Net investment income............  $  6,723   $  1,852   $  3,492   $ 1,106   $ 11,033   $  7,264   $  18,236   $    22,972
Net realized gain (loss) on
  investments....................    (2,432)      (668)    (1,282)      244    (13,149)    (5,908)          0             0
Net change in unrealized
  appreciation (depreciation) of
  investments....................     8,747     (1,145)     3,205    (1,483)    30,688    (14,627)          0             0
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
Net increase (decrease) in net
  assets resulting from
  operations.....................    13,038         39      5,415      (133)    28,572    (13,271)     18,236        22,972
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
From unit transactions:
  Net proceeds from the issuance
    of units.....................    95,228    108,249     58,601    24,028     90,649    141,202     813,712     5,475,875
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (62,590)   (32,265)   (18,396)   (7,376)   (40,413)   (83,258)   (958,404)   (5,355,867)
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
Net increase (decrease) from unit
  transactions...................    32,638     75,984     40,205    16,652     50,236     57,944    (144,692)      120,008
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
Net increase (decrease) in net
  assets.........................    45,676     76,023     45,620    16,519     78,808     44,673    (126,456)      142,980
Net assets beginning of year.....   124,912     48,889     40,474    23,955    164,960    120,287     500,038       357,058
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
Net assets end of year*..........  $170,588   $124,912   $ 86,094   $40,474   $243,768   $164,960   $ 373,582   $   500,038
                                   ========   ========   ========   =======   ========   ========   =========   ===========
Unit transactions:
Units outstanding beginning of
  year...........................    11,129      4,352      3,569     2,101     14,728      9,848      43,698        32,517
Units issued during the year.....     8,301      9,677      5,116     2,195      7,682     12,569      69,880       495,722
Units redeemed during the year...    (5,474)    (2,900)    (1,600)     (727)    (3,447)    (7,689)    (82,585)     (484,541)
                                   --------   --------   --------   -------   --------   --------   ---------   -----------
Units outstanding end of year....    13,956     11,129      7,085     3,569     18,963     14,728      30,993        43,698
                                   ========   ========   ========   =======   ========   ========   =========   ===========
---------------
* Includes undistributed net
  investment income of:            $  8,975   $  2,252   $  4,682   $ 1,190   $ 21,439   $ 10,406   $  50,585   $    32,349
                                   ========   ========   ========   =======   ========   ========   =========   ===========

                       See notes to financial statements.

                      (This page intentionally left blank)

                                      MONY

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                    MONY EQUITY MASTER
                                                               ------------------------------------------------------------
                                                                              ENTERPRISE ACCUMULATION TRUST
                                                               ------------------------------------------------------------
                                                                                                      SMALL COMPANY
                                                                          EQUITY                          VALUE
                                                                        SUBACCOUNT                      SUBACCOUNT
                                                               ----------------------------    ----------------------------
                                                               FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                                  ENDED           ENDED           ENDED           ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2000            1999            2000            1999
                                                               ------------    ------------    ------------    ------------
From operations:
Net investment income (loss)...............................    $ 1,968,620      $  402,964      $  652,884      $  148,993
Net realized gain (loss) on investments....................         35,077         (23,765)         89,030          (3,009)
Net change in unrealized appreciation (depreciation) of
  investments..............................................     (2,557,368)        366,191        (677,429)        243,709
                                                               -----------      ----------      ----------      ----------
Net increase (decrease) in net assets resulting from
  operations...............................................       (553,671)        745,390          64,485         389,693
                                                               -----------      ----------      ----------      ----------
From unit transactions:
  Net proceeds from the issuance of units..................      2,597,938       3,422,925       1,558,529       1,721,346
  Net asset value of units redeemed or used to meet
    contract obligations...................................     (1,243,143)       (620,050)       (710,983)       (369,876)
                                                               -----------      ----------      ----------      ----------
Net increase from unit transactions........................      1,354,795       2,802,875         847,546       1,351,470
                                                               -----------      ----------      ----------      ----------
Net increase in net assets.................................        801,124       3,548,265         912,031       1,741,163
Net assets beginning of period.............................      6,217,950       2,669,685       2,792,657       1,051,494
                                                               -----------      ----------      ----------      ----------
Net assets end of period*..................................    $ 7,019,074      $6,217,950      $3,704,688      $2,792,657
                                                               ===========      ==========      ==========      ==========
Unit transactions:
Units outstanding beginning of period......................        393,602         193,933         139,911          64,856
Units issued during the period.............................        150,855         245,553          78,023          96,688
Units redeemed during the period...........................        (72,183)        (45,884)        (35,492)        (21,633)
                                                               -----------      ----------      ----------      ----------
Units outstanding end of period............................        472,274         393,602         182,442         139,911
                                                               ===========      ==========      ==========      ==========
---------------
 * Includes undistributed net investment income (loss) of:     $ 2,509,697      $  541,077      $  876,740      $  223,856
                                                               ===========      ==========      ==========      ==========
** Commencement of operations

                       See notes to financial statements.

                                               MONY EQUITY MASTER
    --------------------------------------------------------------------------------------------------------
                                         ENTERPRISE ACCUMULATION TRUST
    --------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL                  HIGH YIELD
              MANAGED                       GROWTH                         BOND                   GROWTH
            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT              SUBACCOUNT
    ---------------------------   ---------------------------   ---------------------------   --------------
                                                                                              FOR THE PERIOD
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   MAY 2, 2000**
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          THROUGH
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2000           1999           2000           1999           2000           1999            2000
    ------------   ------------   ------------   ------------   ------------   ------------   --------------
    $ 2,809,371    $ 1,276,731     $  123,699     $   27,348     $  42,778       $ 31,247       $   4,568
       (852,352)      (157,793)        44,665         57,376       (25,732)        (9,879)        (44,044)
     (1,901,207)      (544,652)      (436,907)       246,585       (33,467)       (10,694)         (3,888)
    -----------    -----------     ----------     ----------     ---------       --------       ---------
         55,812        574,286       (268,543)       331,309       (16,421)        10,674         (43,364)
    -----------    -----------     ----------     ----------     ---------       --------       ---------
      2,866,619      4,318,874        732,612      1,004,760       224,131        251,285         791,837
     (2,636,000)    (1,215,083)      (337,855)      (444,630)     (152,327)       (67,189)       (539,762)
    -----------    -----------     ----------     ----------     ---------       --------       ---------
        230,619      3,103,791        394,757        560,130        71,804        184,096         252,075
    -----------    -----------     ----------     ----------     ---------       --------       ---------
        286,431      3,678,077        126,214        891,439        55,383        194,770         208,711
      8,572,247      4,894,170      1,262,109        370,670       453,435        258,665               0
    -----------    -----------     ----------     ----------     ---------       --------       ---------
    $ 8,858,678    $ 8,572,247     $1,388,323     $1,262,109     $ 508,818       $453,435       $ 208,711
    ===========    ===========     ==========     ==========     =========       ========       =========
        561,265        347,392         74,758         30,978        37,549         22,083               0
        191,987        301,038         48,113         79,351        18,734         21,652          78,119
       (177,276)       (87,165)       (22,763)       (35,571)      (12,732)        (6,186)        (56,721)
    -----------    -----------     ----------     ----------     ---------       --------       ---------
        575,976        561,265        100,108         74,758        43,551         37,549          21,398
    ===========    ===========     ==========     ==========     =========       ========       =========
    $ 4,525,101    $ 1,715,730     $  170,139     $   46,440     $  94,411       $ 51,633       $   4,568
    ===========    ===========     ==========     ==========     =========       ========       =========

           MONY EQUITY MASTER
     -------------------------------
      ENTERPRISE ACCUMULATION TRUST
     -------------------------------
       GROWTH AND        CAPITAL
         INCOME        APPRECIATION
       SUBACCOUNT       SUBACCOUNT
     --------------   --------------
     FOR THE PERIOD   FOR THE PERIOD
     MAY 2, 2000**    MAY 2, 2000**
        THROUGH          THROUGH
      DECEMBER 31,     DECEMBER 31,
          2000             2000
     --------------   --------------
        $ (1,097)        $ 3,281
            (197)           (245)
         (14,720)         (7,590)
        --------         -------
         (16,014)         (4,554)
        --------         -------
         610,914          98,634
         (18,685)         (8,486)
        --------         -------
         592,229          90,148
        --------         -------
         576,215          85,594
               0               0
        --------         -------
        $576,215         $85,594
        ========         =======
               0               0
          60,269          10,125
          (1,869)           (871)
        --------         -------
          58,400           9,254
        ========         =======
        $ (1,097)        $ 3,281
        ========         =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           MONY EQUITY MASTER
                                         --------------------------------------------------------------------------------------
                                                             FIDELITY VARIABLE INSURANCE
                                                                    PRODUCTS FUNDS                    JANUS ASPEN SERIES
                                            DREYFUS        --------------------------------    --------------------------------
                                             STOCK              VIP              VIP II           CAPITAL          WORLDWIDE
                                             INDEX             GROWTH          CONTRAFUND       APPRECIATION         GROWTH
                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                         --------------    --------------    --------------    --------------    --------------
                                         FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                         MAY 2, 2000**     MAY 11, 2000**    MAY 2, 2000**     MAY 4, 2000**     MAY 2, 2000**
                                            THROUGH           THROUGH           THROUGH           THROUGH           THROUGH
                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                              2000              2000              2000              2000              2000
                                         --------------    --------------    --------------    --------------    --------------
From operations:
Net investment income (loss)...........     $  1,707          $   (542)         $  (255)          $  1,552          $  8,187
Net realized gain (loss) on
  investments..........................         (539)              297             (119)              (954)           (2,761)
Net change in unrealized depreciation
  of investments.......................       (9,456)          (25,062)          (3,751)           (39,917)          (41,819)
                                            --------          --------          -------           --------          --------
Net decrease in net assets resulting
  from operations......................       (8,288)          (25,307)          (4,125)           (39,319)          (36,393)
                                            --------          --------          -------           --------          --------
From unit transactions:
  Net proceeds from the issuance of
     units.............................      121,260           222,452           92,416            299,970           265,449
  Net asset value of units redeemed or
     used to meet contract
     obligations.......................       (7,903)          (14,989)          (6,296)           (19,778)          (16,691)
                                            --------          --------          -------           --------          --------
Net increase from unit transactions....      113,357           207,463           86,120            280,192           248,758
                                            --------          --------          -------           --------          --------
Net increase in net assets.............      105,069           182,156           81,995            240,873           212,365
Net assets beginning of period.........            0                 0                0                  0                 0
                                            --------          --------          -------           --------          --------
Net assets end of period*..............     $105,069          $182,156          $81,995           $240,873          $212,365
                                            ========          ========          =======           ========          ========
Unit transactions:
Units outstanding beginning of
  period...............................            0                 0                0                  0                 0
Units issued during the period.........       12,300            21,273            9,334             31,067            28,254
Units redeemed during the period.......         (808)           (1,463)            (645)            (2,112)           (1,845)
                                            --------          --------          -------           --------          --------
Units outstanding end of period........       11,492            19,810            8,689             28,955            26,409
                                            ========          ========          =======           ========          ========
---------------
 * Includes undistributed net
   investment income (loss) of:             $  1,707          $   (542)         $  (255)          $  1,552          $  8,187
                                            ========          ========          =======           ========          ========
** Commencement of operations

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS:

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies (Stategist) and Variable Universal Life Insurance policies (MONYEquity Master, MONY Custom Equity Master and MONY Custom Estate Master). These policies are issued by MONY. For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

     There are currently six Strategist subaccounts and seventeen MONYEquity Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, or Janus Aspen Series (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

     Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the portfolios of the Funds determined on the identified cost basis. Dividend income and distributions of net realized gains are recorded on the ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS:

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for such purposes from all subaccounts for the year ended December 31, 2000 aggregated $3,009,346.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed by each subaccount during the period ended December 31, 2000 were as follows:

                                                           COST OF SHARES
                                                              ACQUIRED
                                                             (EXCLUDES       PROCEEDS FROM
STRATEGIST SUBACCOUNTS                                     REINVESTMENTS)   SHARES REDEEMED
----------------------                                     --------------   ---------------
MONY Series Fund, Inc.
Equity Growth Portfolio..................................    $   15,941       $   26,642
Equity Income Portfolio..................................        11,554           17,363
Intermediate Term Bond Portfolio.........................           408              699
Long Term Bond Portfolio.................................           662            1,481
Diversified Portfolio....................................         1,816            3,846
Money Market Portfolio...................................           231            3,187

MONYEQUITY MASTER
------------------
MONY Series Fund, Inc.
Government Securities Portfolio..........................       111,265           79,713
Intermediate Term Bond Portfolio.........................        61,146           21,478

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT TRANSACTIONS: (CONTINUED)

                                                           COST OF SHARES
                                                              ACQUIRED
                                                             (EXCLUDES       PROCEEDS FROM
                    MONYEQUITY MASTER                      REINVESTMENTS)   SHARES REDEEMED
                    -----------------                      --------------   ---------------
Long Term Bond Portfolio.................................    $  141,456       $   92,692
Money Market Portfolio...................................     1,475,595        1,622,979
Enterprise Accumulation Trust
Equity Portfolio.........................................     2,735,530        1,437,791
Small Company Value Portfolio............................     1,640,482          817,832
Managed Portfolio........................................     3,284,602        3,117,201
International Growth Portfolio...........................       816,576          432,022
High Yield Bond Portfolio................................       250,002          181,825
Growth Portfolio.........................................       939,861          690,057
Growth and Income Portfolio..............................       611,500           20,327
Capital Appreciation Portfolio...........................        99,342            9,469
Dreyfus
Dreyfus Stock Index Fund.................................       124,391           11,319
Fidelity Variable Insurance Products Funds
VIP Growth Portfolio.....................................       226,150           19,179
VIP II Contrafund Portfolio..............................        92,782            6,896
Janus Aspen Series
Capital Appreciation Portfolio...........................       300,953           21,513
Worldwide Growth Portfolio...............................       269,225           21,052

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- Strategist and MONYEquity Master:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Strategist's and MONYEquity Master's subaccounts of MONY Variable Account L at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the fund transfer agents, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                             STRATEGIST
                                           ------------------------------------------------------------------------------
                                                                       MONY SERIES FUND, INC.
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
                 ASSETS
Shares held in respective Funds..........      2,495       2,112           665          1,126        5,136       23,310
                                            ========     =======       =======       ========     ========      =======
Investments at cost......................   $ 86,190     $51,921       $ 7,043       $ 13,329     $ 84,754      $23,310
                                            ========     =======       =======       ========     ========      =======
Investments in respective Funds at net
  asset value............................   $121,372     $49,471       $ 7,192       $ 13,871     $117,767      $23,310
Amount due from MONY.....................          0           0             0              0            0            0
Amount due from respective Funds.........          0           0             0              0            0            0
                                            --------     -------       -------       --------     --------      -------
          Total assets...................    121,372      49,471         7,192         13,871      117,767       23,310
                                            ========     =======       =======       ========     ========      =======
               LIABILITIES
Amount due to MONY.......................         31          13             2              4           30            6
Amount due to respective Funds...........          0           0             0              0            0            0
                                            --------     -------       -------       --------     --------      -------
          Total liabilities..............         31          13             2              4           30            6
                                            --------     -------       -------       --------     --------      -------
Net assets...............................   $121,341     $49,458       $ 7,190       $ 13,867     $117,737      $23,304
                                            ========     =======       =======       ========     ========      =======
Net assets consist of:
  Contractholders' net payments..........   $  9,160     $10,407       $(3,920)      $(20,358)    $ 21,233      $(4,298)
  Undistributed net investment income....     34,655      28,052         9,778         28,225       53,927       27,602
  Accumulated net realized gain on
     investments.........................     42,344      13,449         1,183          5,458        9,564            0
  Net unrealized appreciation
     (depreciation) of investments.......     35,182      (2,450)          149            542       33,013            0
                                            --------     -------       -------       --------     --------      -------
Net assets...............................   $121,341     $49,458       $ 7,190       $ 13,867     $117,737      $23,304
                                            ========     =======       =======       ========     ========      =======
Number of units outstanding*.............      1,629         919           316            529        2,169        1,237
                                            ========     =======       =======       ========     ========      =======
Net asset value per unit outstanding*....   $  74.47     $ 53.82       $ 22.73       $  26.20     $  54.29      $ 18.84
                                            ========     =======       =======       ========     ========      =======

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1999

                                                      MONYEQUITY MASTER
                                     ---------------------------------------------------
                                                   MONY SERIES FUND, INC.
                                     ---------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------
              ASSETS
Shares held in respective Funds....     11,453        3,742         13,394      500,218
                                      ========      =======       ========     ========
Investments at cost................   $125,976      $40,957       $177,243     $500,218
                                      ========      =======       ========     ========
Investments in respective Funds at
  net asset value..................   $124,950      $40,487       $165,014     $500,218
Amount due from MONY...............          0            0              0            0
Amount due from respective Funds...          0            0              6          246
                                      --------      -------       --------     --------
        Total assets...............    124,950       40,487        165,020      500,464
                                      --------      -------       --------     --------
            LIABILITIES
Amount due to MONY.................         38           13             60          426
Amount due to respective Funds.....          0            0              0            0
                                      --------      -------       --------     --------
        Total liabilities..........         38           13             60          426
                                      --------      -------       --------     --------
Net assets.........................   $124,912      $40,474       $164,960     $500,038
                                      ========      =======       ========     ========
Net assets consist of:
  Contractholders' net payments....   $123,285      $39,435       $168,067     $467,689
  Undistributed net investment
    income.........................      2,252        1,190         10,406       32,349
  Accumulated net realized gain
    (loss) on investments..........        401          319         (1,284)           0
  Net unrealized appreciation
    (depreciation) of
    investments....................     (1,026)        (470)       (12,229)           0
                                      --------      -------       --------     --------
Net assets.........................   $124,912      $40,474       $164,960     $500,038
                                      ========      =======       ========     ========
Number of units outstanding*.......     11,129        3,569         14,728       43,698
                                      ========      =======       ========     ========
Net asset value per unit
  outstanding*.....................   $  11.22      $ 11.34       $  11.20     $  11.44
                                      ========      =======       ========     ========

                                                              MONYEQUITY MASTER
                                     --------------------------------------------------------------------
                                                        ENTERPRISE ACCUMULATION TRUST
                                     --------------------------------------------------------------------
                                                  SMALL COMPANY                INTERNATIONAL   HIGH YIELD
                                       EQUITY         VALUE        MANAGED        GROWTH          BOND
                                     SUBACCOUNT   SUBACCOUNT**    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   -------------   ----------   -------------   ----------
              ASSETS
Shares held in respective Funds....     161,054        88,825        236,226       135,897        89,640
                                     ==========    ==========     ==========    ==========      ========
Investments at cost................  $5,851,374    $2,573,106     $9,341,454    $1,007,461      $475,976
                                     ==========    ==========     ==========    ==========      ========
Investments in respective Funds at
  net asset value..................  $6,219,910    $2,793,540     $8,575,016    $1,262,484      $453,580
Amount due from MONY...............         342            86            609             0             0
Amount due from respective Funds...         608           505          1,085           188           122
                                     ----------    ----------     ----------    ----------      --------
        Total assets...............   6,220,860     2,794,131      8,576,710     1,262,672       453,702
                                     ----------    ----------     ----------    ----------      --------
            LIABILITIES
Amount due to MONY.................       2,568         1,388          3,854           563           267
Amount due to respective Funds.....         342            86            609             0             0
                                     ----------    ----------     ----------    ----------      --------
        Total liabilities..........       2,910         1,474          4,463           563           267
                                     ----------    ----------     ----------    ----------      --------
Net assets.........................  $6,217,950    $2,792,657     $8,572,247    $1,262,109      $453,435
                                     ==========    ==========     ==========    ==========      ========
Net assets consist of:
  Contractholders' net payments....  $5,267,374    $2,331,038     $7,638,503    $  897,701      $432,408
  Undistributed net investment
    income.........................     541,077       223,856      1,715,730        46,440        51,633
  Accumulated net realized gain
    (loss) on investments..........      40,963        17,329        (15,548)       62,945        (8,210)
  Net unrealized appreciation
    (depreciation) of
    investments....................     368,536       220,434       (766,438)      255,023       (22,396)
                                     ----------    ----------     ----------    ----------      --------
Net assets.........................  $6,217,950    $2,792,657     $8,572,247    $1,262,109      $453,435
                                     ==========    ==========     ==========    ==========      ========
Number of units outstanding*.......     393,602       139,911        561,265        74,758        37,549
                                     ==========    ==========     ==========    ==========      ========
Net asset value per unit
  outstanding*.....................  $    15.80    $    19.96     $    15.27    $    16.88      $  12.08
                                     ==========    ==========     ==========    ==========      ========

---------------
 * Units outstanding have been rounded for presentation purposes.
** Formerly Small Cap Subaccount.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                             STRATEGIST
                                           ------------------------------------------------------------------------------
                                                                       MONY SERIES FUND INC.
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
Dividend income..........................   $ 7,903      $ 8,501        $ 345        $   877       $12,929       $1,175
Mortality and expense risk charges.......      (631)        (300)         (44)           (89)         (641)        (145)
                                            -------      -------        -----        -------       -------       ------
Net investment income....................     7,272        8,201          301            788        12,288        1,030
                                            -------      -------        -----        -------       -------       ------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain on investments.......    13,987        2,686           50             64         3,544            0
  Net change in unrealized appreciation
     (depreciation) of investments.......    13,421       (7,388)        (379)        (2,130)       11,962            0
                                            -------      -------        -----        -------       -------       ------
Net realized and unrealized gain (loss)
  on investments.........................    27,408       (4,702)        (329)        (2,066)       15,506            0
                                            -------      -------        -----        -------       -------       ------
Net increase (decrease) in net assets
  resulting from operations..............   $34,680      $ 3,499        $ (28)       $(1,278)      $27,794       $1,030
                                            =======      =======        =====        =======       =======       ======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                      MONYEQUITY MASTER
                                     ---------------------------------------------------
                                                   MONY SERIES FUND, INC.
                                     ---------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------
Dividend income....................    $2,524       $ 1,343       $  8,412     $27,149
Mortality and expense risk
  charges..........................      (672)         (237)        (1,148)     (4,177)
                                       ------       -------       --------     -------
Net investment income..............     1,852         1,106          7,264      22,972
                                       ------       -------       --------     -------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
    investments....................      (668)          244         (5,908)          0
  Net change in unrealized
    appreciation (depreciation) of
    investments....................    (1,145)       (1,483)       (14,627)          0
                                       ------       -------       --------     -------
Net realized and unrealized gain
  (loss) on investments............    (1,813)       (1,239)       (20,535)          0
                                       ------       -------       --------     -------
Net increase (decrease) in net
  assets resulting from
  operations.......................    $   39       $  (133)      $(13,271)    $22,972
                                       ======       =======       ========     =======

                                                              MONYEQUITY MASTER
                                     --------------------------------------------------------------------
                                                        ENTERPRISE ACCUMULATION TRUST
                                     --------------------------------------------------------------------
                                                  SMALL COMPANY                INTERNATIONAL   HIGH YIELD
                                       EQUITY         VALUE        MANAGED        GROWTH          BOND
                                     SUBACCOUNT    SUBACCOUNT*    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   -------------   ----------   -------------   ----------
Dividend income....................   $432,179      $161,987     $1,324,747      $ 32,376       $ 33,817
Mortality and expense risk
  charges..........................    (29,215)      (12,994)       (48,016)       (5,028)        (2,570)
                                      --------      --------     -----------     --------       --------
Net investment income..............    402,964       148,993      1,276,731        27,348         31,247
                                      --------      --------     -----------     --------       --------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
    investments....................    (23,765)       (3,009)      (157,793)       57,376         (9,879)
  Net change in unrealized
    appreciation (depreciation) of
    investments....................    366,191       243,709       (544,652)      246,585        (10,694)
                                      --------      --------     -----------     --------       --------
Net realized and unrealized gain
  (loss) on investments............    342,426       240,700       (702,445)      303,961        (20,573)
                                      --------      --------     -----------     --------       --------
Net increase (decrease) in net
  assets resulting from
  operations.......................   $745,390      $389,693     $  574,286      $331,309       $ 10,674
                                      ========      ========     ===========     ========       ========

---------------
* Formerly Small Cap Subaccount.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEAR ENDED DECEMBER 31,

                                                                                 STRATEGIST
                                         ------------------------------------------------------------------------------------------
                                                                           MONY SERIES FUND, INC.
                                         ------------------------------------------------------------------------------------------
                                            EQUITY GROWTH          EQUITY INCOME       INTERMEDIATE TERM BOND      LONG TERM BOND
                                             SUBACCOUNT             SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                         -------------------    -------------------    ----------------------    ------------------
                                           1999       1998        1999       1998       1999           1998       1999       1998
                                         --------    -------    --------    -------    -------        -------    -------    -------
From operations:
 Net investment income.................  $  7,272    $13,287    $  8,201    $ 7,084    $  301         $  325     $   788    $   752
 Net realized gain on investments......    13,987      3,530       2,686      1,152        50             43          64        157
 Net change in unrealized appreciation
   (depreciation) of investments.......    13,421      2,645      (7,388)    (3,246)     (379)           109      (2,130)       481
                                         --------    -------    --------    -------    ------         ------     -------    -------
Net increase (decrease) in net assets
 resulting from operations.............    34,680     19,462       3,499      4,990       (28)           477      (1,278)     1,390
                                         --------    -------    --------    -------    ------         ------     -------    -------
From unit transactions:
 Net proceeds from the issuance of
   units...............................     7,933      8,754       7,489      7,517       407            407         650        646
 Net asset value of units redeemed or
   used to meet contract obligations...   (20,639)    (7,677)    (10,388)    (6,714)     (630)          (504)     (1,309)    (1,117)
                                         --------    -------    --------    -------    ------         ------     -------    -------
Net increase (decrease) from unit
 transactions..........................   (12,706)     1,077      (2,899)       803      (223)           (97)       (659)      (471)
                                         --------    -------    --------    -------    ------         ------     -------    -------
Net increase (decrease) in net
 assets................................    21,974     20,539         600      5,793      (251)           380      (1,937)       919
Net assets beginning of year...........    99,367     78,828      48,858     43,065     7,441          7,061      15,804     14,885
                                         --------    -------    --------    -------    ------         ------     -------    -------
Net assets end of year*................  $121,341    $99,367    $ 49,458    $48,858    $7,190         $7,441     $13,867    $15,804
                                         ========    =======    ========    =======    ======         ======     =======    =======
Unit transactions:
 Units outstanding beginning of year...     1,830      1,811         975        962       327            331         554        571
 Units issued during the year..........       140        187         142        162        17             19          24         24
 Units redeemed during the year........      (341)      (168)       (198)      (149)      (28)           (23)        (49)       (41)
                                         --------    -------    --------    -------    ------         ------     -------    -------
Units outstanding end of year..........     1,629      1,830         919        975       316            327         529        554
                                         ========    =======    ========    =======    ======         ======     =======    =======
---------------
* Includes undistributed net investment
 income of:                              $ 34,655    $27,383    $ 28,052    $19,851    $9,778         $9,477     $28,225    $27,437
                                         ========    =======    ========    =======    ======         ======     =======    =======

                                                        STRATEGIST
                                         -----------------------------------------
                                                  MONY SERIES FUND, INC.
                                         -----------------------------------------
                                             DIVERSIFIED           MONEY MARKET
                                             SUBACCOUNT             SUBACCOUNT
                                         -------------------    ------------------
                                           1999       1998       1999       1998
                                         --------    -------    -------    -------
From operations:
 Net investment income.................  $ 12,288    $18,741    $ 1,030    $ 1,294
 Net realized gain on investments......     3,544      1,312          0          0
 Net change in unrealized appreciation
   (depreciation) of investments.......    11,962     (1,726)         0          0
                                         --------    -------    -------    -------
Net increase (decrease) in net assets
 resulting from operations.............    27,794     18,327      1,030      1,294
                                         --------    -------    -------    -------
From unit transactions:
 Net proceeds from the issuance of
   units...............................     1,832      2,164        183        242
 Net asset value of units redeemed or
   used to meet contract obligations...    (9,349)    (3,504)    (2,906)    (7,011)
                                         --------    -------    -------    -------
Net increase (decrease) from unit
 transactions..........................    (7,517)    (1,340)    (2,723)    (6,769)
                                         --------    -------    -------    -------
Net increase (decrease) in net
 assets................................    20,277     16,987     (1,693)    (5,475)
Net assets beginning of year...........    97,460     80,473     24,997     30,472
                                         --------    -------    -------    -------
Net assets end of year*................  $117,737    $97,460    $23,304    $24,997
                                         ========    =======    =======    =======
Unit transactions:
 Units outstanding beginning of year...     2,330      2,366      1,385      1,767
 Units issued during the year..........        40         58          9         14
 Units redeemed during the year........      (201)       (94)      (157)      (396)
                                         --------    -------    -------    -------
Units outstanding end of year..........     2,169      2,330      1,237      1,385
                                         ========    =======    =======    =======
---------------
* Includes undistributed net investment
 income of:                              $ 53,927    $41,639    $27,602    $26,572
                                         ========    =======    =======    =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEAR ENDED DECEMBER 31,

                                                                        MONYEQUITY MASTER
                                     ---------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                                     ---------------------------------------------------------------------------------------
                                             GOVERNMENT                 INTERMEDIATE TERM                 LONG TERM
                                             SECURITIES                       BOND                          BOND
                                             SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                     ---------------------------   ---------------------------   ---------------------------
                                         1999           1998           1999           1998           1999           1998
                                     ------------   ------------   ------------   ------------   ------------   ------------
From operations:
  Net investment income............    $  1,852       $    432       $ 1,106        $    84        $  7,264       $  2,252
  Net realized gain (loss) on
    investments....................        (668)         1,037           244             48          (5,908)         4,667
  Net change in unrealized
    appreciation (depreciation) of
    investments....................      (1,145)          (183)       (1,483)           936         (14,627)            95
                                       --------       --------       -------        -------        --------       --------
Net increase (decrease) in net
  assets resulting from
  operations.......................          39          1,286          (133)         1,068         (13,271)         7,014
                                       --------       --------       -------        -------        --------       --------
From unit transactions:
  Net proceeds from the issuance of
    units..........................     108,249         65,090        24,028         25,294         141,202        117,542
  Net asset value of units redeemed
    or used to meet contract
    obligations....................     (32,265)       (30,558)       (7,376)        (4,660)        (83,258)       (45,844)
                                       --------       --------       -------        -------        --------       --------
Net increase from unit
  transactions.....................      75,984         34,532        16,652         20,634          57,944         71,698
                                       --------       --------       -------        -------        --------       --------
Net increase in net assets.........      76,023         35,818        16,519         21,702          44,673         78,712
Net assets beginning of year.......      48,889         13,071        23,955          2,253         120,287         41,575
                                       --------       --------       -------        -------        --------       --------
Net assets end of year*............    $124,912       $ 48,889       $40,474        $23,955        $164,960       $120,287
                                       ========       ========       =======        =======        ========       ========
Unit transactions:
  Units outstanding beginning of
    year...........................       4,352          1,234         2,101            211           9,848          3,719
  Units issued during the year.....       9,677          7,967         2,195          2,310          12,569         11,923
  Units redeemed during the year...      (2,900)        (4,849)         (727)          (420)         (7,689)        (5,794)
                                       --------       --------       -------        -------        --------       --------
Units outstanding end of year......      11,129          4,352         3,569          2,101          14,728          9,848
                                       ========       ========       =======        =======        ========       ========
---------------
* Includes undistributed net
  investment income of:                $  2,252       $    400       $ 1,190        $    84        $ 10,406       $  3,142
                                       ========       ========       =======        =======        ========       ========

                                          MONYEQUITY MASTER
                                     ---------------------------
                                       MONY SERIES FUND, INC.
                                     ---------------------------
                                                MONEY
                                               MARKET
                                             SUBACCOUNT
                                     ---------------------------
                                         1999           1998
                                     ------------   ------------
From operations:
  Net investment income............  $    22,972    $     6,364
  Net realized gain (loss) on
    investments....................            0              0
  Net change in unrealized
    appreciation (depreciation) of
    investments....................            0              0
                                     -----------    -----------
Net increase (decrease) in net
  assets resulting from
  operations.......................       22,972          6,364
                                     -----------    -----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    5,475,875      2,471,685
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (5,355,867)    (2,290,641)
                                     -----------    -----------
Net increase from unit
  transactions.....................      120,008        181,044
                                     -----------    -----------
Net increase in net assets.........      142,980        187,408
Net assets beginning of year.......      357,058        169,650
                                     -----------    -----------
Net assets end of year*............  $   500,038    $   357,058
                                     ===========    ===========
Unit transactions:
  Units outstanding beginning of
    year...........................       32,517         16,142
  Units issued during the year.....      495,722        237,863
  Units redeemed during the year...     (484,541)      (221,488)
                                     -----------    -----------
Units outstanding end of year......       43,698         32,517
                                     ===========    ===========
---------------
* Includes undistributed net
  investment income of:              $    32,349    $     9,377
                                     ===========    ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEAR ENDED DECEMBER 31,

                                                               MONYEQUITY MASTER
                                     ----------------------------------------------------------------------
                                                         ENTERPRISE ACCUMULATION TRUST
                                     ----------------------------------------------------------------------
                                                                 SMALL COMPANY
                                             EQUITY                  VALUE                  MANAGED
                                           SUBACCOUNT             SUBACCOUNT**             SUBACCOUNT
                                     ----------------------  ----------------------  ----------------------
                                        1999        1998        1999        1998        1999        1998
                                     ----------  ----------  ----------  ----------  ----------  ----------
From operations:
  Net investment income............    $402,964    $101,544    $148,993     $56,481  $1,276,731    $338,981
  Net realized gain (loss) on
    investments....................    (23,765)      31,965     (3,009)       9,045   (157,793)      87,429
  Net change in unrealized
    appreciation (depreciation) of
    investments....................     366,191       1,665     243,709    (23,869)   (544,652)   (225,085)
                                     ----------  ----------  ----------  ----------  ----------  ----------
Net increase in net assets
  resulting from operations........     745,390     135,174     389,693      41,657     574,286     201,325
                                     ----------  ----------  ----------  ----------  ----------  ----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   3,422,925   1,691,977   1,721,346     952,775   4,318,874   3,108,506
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (620,050)   (333,417)   (369,876)   (165,227)  (1,215,083)  (766,917)
                                     ----------  ----------  ----------  ----------  ----------  ----------
Net increase from unit
  transactions.....................   2,802,875   1,358,560   1,351,470     787,548   3,103,791   2,341,589
                                     ----------  ----------  ----------  ----------  ----------  ----------
Net increase in net assets.........   3,548,265   1,493,734   1,741,163     829,205   3,678,077   2,542,914
Net assets beginning of year.......   2,669,685   1,175,951   1,051,494     222,289   4,894,170   2,351,256
                                     ----------  ----------  ----------  ----------  ----------  ----------
Net assets end of year*............  $6,217,950  $2,669,685  $2,792,657  $1,051,494  $8,572,247  $4,894,170
                                     ==========  ==========  ==========  ==========  ==========  ==========
Unit transactions:
  Units outstanding beginning of
    year...........................     193,933      93,188      64,856      14,918     347,392     178,819
  Units issued during the year.....     245,553     127,117      96,688      61,712     301,038     225,219
  Units redeemed during the year...    (45,884)    (26,372)    (21,633)    (11,774)    (87,165)    (56,646)
                                     ----------  ----------  ----------  ----------  ----------  ----------
Units outstanding end of year......     393,602     193,933     139,911      64,856     561,265     347,392
                                     ==========  ==========  ==========  ==========  ==========  ==========
---------------
 * Includes undistributed net
  investment income of:                $541,077    $138,113    $223,856     $74,863  $1,715,730    $438,999
                                     ==========  ==========  ==========  ==========  ==========  ==========
** Formerly Small Cap Subaccount

                                                MONYEQUITY MASTER
                                     ----------------------------------------
                                          ENTERPRISE ACCUMULATION TRUST
                                     ----------------------------------------
                                        INTERNATIONAL          HIGH YIELD
                                            GROWTH                BOND
                                          SUBACCOUNT           SUBACCOUNT
                                     --------------------  ------------------
                                        1999       1998      1999      1998
                                     ----------  --------  --------  --------
From operations:
  Net investment income............     $27,348   $14,611   $31,247   $16,017
  Net realized gain (loss) on
    investments....................      57,376     (901)   (9,879)      (22)
  Net change in unrealized
    appreciation (depreciation) of
    investments....................     246,585    18,656  (10,694)  (12,950)
                                     ----------  --------  --------  --------
Net increase in net assets
  resulting from operations........     331,309    32,366    10,674     3,045
                                     ----------  --------  --------  --------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   1,004,760   217,747   251,285   192,334
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (444,630)  (50,680)  (67,189)  (34,511)
                                     ----------  --------  --------  --------
Net increase from unit
  transactions.....................     560,130   167,067   184,096   157,823
                                     ----------  --------  --------  --------
Net increase in net assets.........     891,439   199,433   194,770   160,868
Net assets beginning of year.......     370,670   171,237   258,665    97,797
                                     ----------  --------  --------  --------
Net assets end of year*............  $1,262,109  $370,670  $453,435  $258,665
                                     ==========  ========  ========  ========
Unit transactions:
  Units outstanding beginning of
    year...........................      30,978    16,311    22,083     8,584
  Units issued during the year.....      79,351    19,541    21,652    16,309
  Units redeemed during the year...    (35,571)   (4,874)   (6,186)   (2,810)
                                     ----------  --------  --------  --------
Units outstanding end of year......      74,758    30,978    37,549    22,083
                                     ==========  ========  ========  ========
---------------
 * Includes undistributed net
  investment income of:                 $46,440   $19,092   $51,633   $20,386
                                     ==========  ========  ========  ========
** Formerly Small Cap Subaccount

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies (Strategist) and Variable Universal Life Insurance policies (MONYEquity Master). These policies are issued by MONY.

     There are currently six Strategist subaccounts and nine MONYEquity Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of Strategist commenced operations in 1990 and the subaccounts of MONYEquity Master commenced operations during 1996 and 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies and are affiliated with MONY.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

     Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the portfolios of the Funds determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income includes distributions of net investment income and net realized capital gains received from the respective portfolios of the Funds. Dividend income received is reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1999 aggregated $1,821,090.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS TRANSACTIONS

     Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 1999 are as follows:

                                                              COST OF        PROCEEDS FROM
STRATEGIST SUBACCOUNTS                                    SHARES ACQUIRED   SHARES REDEEMED
----------------------                                    ---------------   ---------------
MONY Series Fund, Inc.
Equity Growth Portfolio.................................    $   22,707        $   36,014
Equity Income Portfolio.................................        12,473            15,657
Intermediate Term Bond Portfolio........................           442               707
Long Term Bond Portfolio................................           717             1,460
Diversified Portfolio...................................         2,005            10,133
Money Market Portfolio..................................           213             3,075

MONYEQUITY MASTER
------------------

MONY Series Fund, Inc.
Government Securities Portfolio.........................       117,581            42,230
Intermediate Term Bond Portfolio........................        30,798            14,370
Long Term Bond Portfolio................................       158,894           102,044
Money Market Portfolio..................................     5,965,716         5,849,705
Enterprise Accumulation Trust
Equity Portfolio........................................     3,888,547         1,112,927
Small Company Value Portfolio...........................     1,954,416           615,057
Managed Portfolio.......................................     4,879,657         1,821,113
International Growth Portfolio..........................     1,219,834           664,357
High Yield Bond Portfolio...............................       272,695            91,024

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account L -- Strategist/MONYEquity Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY Variable Account L (comprising, respectively, Strategist's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, and Money Market Subaccounts; and MONYEquity Master's Government Securities, Intermediate Term Bond, Long Term Bond, Money Market, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                             STRATEGIST
                                           ------------------------------------------------------------------------------
                                                                       MONY SERIES FUND, INC.
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
ASSETS
Investments at cost (Note 4).............   $ 77,606     $ 43,919      $  6,913      $ 13,132     $ 76,409      $ 24,997
                                            ========     ========      ========      ========     ========      ========
Investments in MONY Series Fund, Inc. at
  net asset value (Note 2)...............   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                            --------     --------      --------      --------     --------      --------
Net assets...............................   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                            ========     ========      ========      ========     ========      ========
Net assets consist of:
  Contractholders' net payments..........   $ 78,894     $ 50,196      $  9,574      $ 16,678     $ 69,157      $ 47,218
  Cost of insurance withdrawals (Note
     3)..................................    (57,028)     (36,891)      (13,271)      (36,377)     (40,407)      (48,793)
  Undistributed net investment income....     27,383       19,851         9,477        27,437       41,639        26,572
  Accumulated net realized gain on
     investments.........................     28,357       10,763         1,133         5,394        6,020             0
  Unrealized appreciation of
     investments.........................     21,761        4,939           528         2,672       21,051             0
                                            --------     --------      --------      --------     --------      --------
Net assets...............................   $ 99,367     $ 48,858      $  7,441      $ 15,804     $ 97,460      $ 24,997
                                            ========     ========      ========      ========     ========      ========
Number of units outstanding*.............      1,830          975           327           554        2,330         1,385
                                            --------     --------      --------      --------     --------      --------
Net asset value per unit outstanding*....   $  54.29     $  50.11      $  22.81      $  28.53     $  41.83      $  18.05
                                            ========     ========      ========      ========     ========      ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                      MONYEQUITY MASTER
                                     ---------------------------------------------------
                                                   MONY SERIES FUND, INC.
                                     ---------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   ----------
ASSETS
Investments at cost (Note 4).......   $48,770       $22,942       $117,890     $357,058
                                      =======       =======       ========     ========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................   $     0       $     0       $      0     $      0
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................    48,889        23,955        120,287      357,058
Amount due from MONY...............         0             0             12       34,123
Amount due from MONY Series Fund,
  Inc..............................        14             0             29           29
Amount due from Enterprise
  Accumulation Trust...............         0             0              0            0
                                      -------       -------       --------     --------
        Total assets...............    48,903        23,955        120,328      391,210
                                      -------       -------       --------     --------
LIABILITIES
Amount due to MONY.................        14             0             29           29
Amount due to MONY Series Fund,
  Inc..............................         0             0             12       34,123
Amount due to Enterprise
  Accumulation Trust...............         0             0              0            0
                                      -------       -------       --------     --------
        Total liabilities..........        14             0             41       34,152
                                      -------       -------       --------     --------
Net assets.........................   $48,889       $23,955       $120,287     $357,058
                                      =======       =======       ========     ========
Net assets consist of:
  Contractholders' net payments....   $53,947       $26,546       $127,347     $375,789
  Cost of insurance withdrawals
    (Note 3).......................    (6,646)       (3,763)       (17,224)     (28,108)
  Undistributed net investment
    income.........................       400            84          3,142        9,377
  Accumulated net realized gain on
    investments....................     1,069            75          4,625            0
  Unrealized appreciation
    (depreciation) of
    investments....................       119         1,013          2,397            0
                                      -------       -------       --------     --------
Net assets.........................   $48,889       $23,955       $120,287     $357,058
                                      =======       =======       ========     ========
Number of units outstanding*.......     4,352         2,101          9,848       32,517
                                      -------       -------       --------     --------
Net asset value per unit
  outstanding*.....................   $ 11.23       $ 11.40       $  12.21     $  10.98
                                      =======       =======       ========     ========

                                                             MONYEQUITY MASTER
                                     -----------------------------------------------------------------
                                                       ENTERPRISE ACCUMULATION TRUST
                                     -----------------------------------------------------------------
                                                                            INTERNATIONAL   HIGH YIELD
                                       EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   ----------   ----------   -------------   ----------
ASSETS
Investments at cost (Note 4).......  $2,667,340   $1,074,770   $5,115,956     $362,232       $270,366
                                     ==========   ==========   ==========     ========       ========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)...................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)...............................          0            0            0             0              0
Amount due from MONY...............      1,826        1,586        4,436            27             66
Amount due from MONY Series Fund,
  Inc..............................          0            0            0             0              0
Amount due from Enterprise
  Accumulation Trust...............        592          448        2,693           367            165
                                     ----------   ----------   ----------     --------       --------
        Total assets...............  2,672,103    1,053,528    4,901,299       371,064        258,896
                                     ----------   ----------   ----------     --------       --------
LIABILITIES
Amount due to MONY.................        592          448        2,693           367            165
Amount due to MONY Series Fund,
  Inc..............................          0            0            0             0              0
Amount due to Enterprise
  Accumulation Trust...............      1,826        1,586        4,436            27             66
                                     ----------   ----------   ----------     --------       --------
        Total liabilities..........      2,418        2,034        7,129           394            231
                                     ----------   ----------   ----------     --------       --------
Net assets.........................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
                                     ==========   ==========   ==========     ========       ========
Net assets consist of:
  Contractholders' net payments....  $2,842,682   $1,145,573   $5,297,804     $390,984       $284,680
  Cost of insurance withdrawals
    (Note 3).......................   (378,183)    (166,004)    (763,092)      (53,413)       (36,369)
  Undistributed net investment
    income.........................    138,113       74,863      438,999        19,092         20,386
  Accumulated net realized gain on
    investments....................     64,728       20,338      142,245         5,569          1,669
  Unrealized appreciation
    (depreciation) of
    investments....................      2,345      (23,276)    (221,786)        8,438        (11,701)
                                     ----------   ----------   ----------     --------       --------
Net assets.........................  $2,669,685   $1,051,494   $4,894,170     $370,670       $258,665
                                     ==========   ==========   ==========     ========       ========
Number of units outstanding*.......    193,933       64,856      347,392        30,978         22,083
                                     ----------   ----------   ----------     --------       --------
Net asset value per unit
  outstanding*.....................  $   13.77    $   16.21    $   14.09      $  11.97       $  11.71
                                     ==========   ==========   ==========     ========       ========

---------------

* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                             STRATEGIST
                                           ------------------------------------------------------------------------------
                                                                       MONY SERIES FUND INC.
                                           ------------------------------------------------------------------------------
                                             EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                             GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   ----------   ------------   ----------   -----------   ----------
Dividend income..........................   $13,809      $ 7,362        $ 369        $   844       $19,262      $ 1,463
Mortality and expense risk charges (Note
  3).....................................      (522)        (278)         (44)           (92)         (521)        (169)
                                            -------      -------        -----        -------       -------      -------
Net investment income....................    13,287        7,084          325            752        18,741        1,294
                                            -------      -------        -----        -------       -------      -------
Realized and unrealized gain (loss) on
  investments (Note 2):
  Proceeds from sales....................     9,573        7,328          548          1,209         4,025        7,187
  Cost of shares sold....................    (6,043)      (6,176)        (505)        (1,052)       (2,713)      (7,187)
                                            -------      -------        -----        -------       -------      -------
Net realized gain on investments.........     3,530        1,152           43            157         1,312            0
Net increase (decrease) in unrealized
  appreciation of investments............     2,645       (3,246)         109            481        (1,726)           0
                                            -------      -------        -----        -------       -------      -------
Net realized and unrealized gain (loss)
  on investments.........................     6,175       (2,094)         152            638          (414)           0
                                            -------      -------        -----        -------       -------      -------
Net increase in net assets resulting from
  operations.............................   $19,462      $ 4,990        $ 477        $ 1,390       $18,327      $ 1,294
                                            =======      =======        =====        =======       =======      =======

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                      MONYEQUITY MASTER
                                     ----------------------------------------------------
                                                    MONY SERIES FUND, INC.
                                     ----------------------------------------------------
                                     GOVERNMENT   INTERMEDIATE   LONG TERM       MONEY
                                     SECURITIES    TERM BOND        BOND        MARKET
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   ----------   -----------
Dividend income....................   $    587      $   199       $  2,834    $     7,447
Mortality and expense risk charges
  (Note 3).........................       (155)        (115)          (582)        (1,083)
                                      --------      -------       --------    -----------
Net investment income..............        432           84          2,252          6,364
                                      --------      -------       --------    -----------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales..............     56,069        4,970         75,552      2,884,707
  Cost of shares sold..............    (55,032)      (4,922)       (70,885)    (2,884,707)
                                      --------      -------       --------    -----------
Net realized gain (loss) on
  investments......................      1,037           48          4,667              0
Net increase (decrease) in
  unrealized appreciation of
  investments......................       (183)         936             95              0
                                      --------      -------       --------    -----------
Net realized and unrealized gain
  (loss) on investments............        854          984          4,762              0
                                      --------      -------       --------    -----------
Net increase in net assets
  resulting from operations........   $  1,286      $ 1,068       $  7,014    $     6,364
                                      ========      =======       ========    ===========

                                                             MONYEQUITY MASTER
                                     -----------------------------------------------------------------
                                                       ENTERPRISE ACCUMULATION TRUST
                                     -----------------------------------------------------------------
                                                                            INTERNATIONAL   HIGH YIELD
                                       EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                     ----------   ----------   ----------   -------------   ----------
Dividend income....................   $115,911    $  61,111    $ 366,308      $ 16,471       $ 17,306
Mortality and expense risk charges
  (Note 3).........................    (14,367)      (4,630)     (27,327)       (1,860)        (1,289)
                                      --------    ---------    ---------      --------       --------
Net investment income..............    101,544       56,481      338,981        14,611         16,017
                                      --------    ---------    ---------      --------       --------
Realized and unrealized gain (loss)
  on investments (Note 2):
  Proceeds from sales..............    435,132      222,873      960,886        78,120         55,473
  Cost of shares sold..............   (403,167)    (213,828)    (873,457)      (79,021)       (55,495)
                                      --------    ---------    ---------      --------       --------
Net realized gain (loss) on
  investments......................     31,965        9,045       87,429          (901)           (22)
Net increase (decrease) in
  unrealized appreciation of
  investments......................      1,665      (23,869)    (225,085)       18,656        (12,950)
                                      --------    ---------    ---------      --------       --------
Net realized and unrealized gain
  (loss) on investments............     33,630      (14,824)    (137,656)       17,755        (12,972)
                                      --------    ---------    ---------      --------       --------
Net increase in net assets
  resulting from operations........   $135,174    $  41,657    $ 201,325      $ 32,366       $  3,045
                                      ========    =========    =========      ========       ========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       STRATEGIST
                                     -------------------------------------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                     -------------------------------------------------------------------------------
                                       EQUITY GROWTH        EQUITY INCOME      INTERMEDIATE TERM    LONG TERM BOND
                                         SUBACCOUNT           SUBACCOUNT        BOND SUBACCOUNT       SUBACCOUNT
                                     ------------------   ------------------   -----------------   -----------------
                                      1998       1997      1998       1997      1998      1997      1998      1997
                                     -------   --------   -------   --------   -------   -------   -------   -------
From operations:
  Net investment income............  $13,287   $  4,971   $ 7,084   $  3,937   $  325    $  343    $   752   $   752
  Net realized gain on
    investments....................    3,530      5,544     1,152      3,331       43        27        157        66
  Net increase (decrease) in
    unrealized appreciation of
    investments....................    2,645      7,657    (3,246)     3,274      109        97        481       884
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase in net assets
  resulting from operations........   19,462     18,172     4,990     10,542      477       467      1,390     1,702
                                     -------   --------   -------   --------   ------    ------    -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    8,754     15,902     7,517     10,731      407       407        646       618
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (7,677)   (13,078)   (6,714)   (11,293)    (504)     (463)    (1,117)   (1,039)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase (decrease) from unit
  transactions.....................    1,077      2,824       803       (562)     (97)      (56)      (471)     (421)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net increase (decrease) in net
  assets...........................   20,539     20,996     5,793      9,980      380       411        919     1,281
Net assets beginning of year.......   78,828     57,832    43,065     33,085    7,061     6,650     14,885    13,604
                                     -------   --------   -------   --------   ------    ------    -------   -------
Net assets end of year*............  $99,367   $ 78,828   $48,858   $ 43,065   $7,441    $7,061    $15,804   $14,885
                                     =======   ========   =======   ========   ======    ======    =======   =======
Units outstanding beginning of
  year.............................    1,811      1,726       962        965      331       333        571       588
Units issued during the year.......      187        428       162        282       19        20         24        26
Units redeemed during the year.....     (168)      (343)     (149)      (285)     (23)      (22)       (41)      (43)
                                     -------   --------   -------   --------   ------    ------    -------   -------
Units outstanding end of year......    1,830      1,811       975        962      327       331        554       571
                                     =======   ========   =======   ========   ======    ======    =======   =======

---------------
* Includes undistributed net
  investment income of:              $27,383   $ 14,096   $19,851   $ 12,767   $9,477    $9,152    $27,437   $26,685

                                                  STRATEGIST
                                     -------------------------------------
                                            MONY SERIES FUND, INC.
                                     -------------------------------------
                                        DIVERSIFIED        MONEY MARKET
                                        SUBACCOUNT          SUBACCOUNT
                                     -----------------   -----------------
                                      1998      1997      1998      1997
                                     -------   -------   -------   -------
From operations:
  Net investment income............  $18,741   $ 5,074   $ 1,294   $ 1,394
  Net realized gain on
    investments....................    1,312     1,485         0         0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................   (1,726)    9,311         0         0
                                     -------   -------   -------   -------
Net increase in net assets
  resulting from operations........   18,327    15,870     1,294     1,394
                                     -------   -------   -------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    2,164     2,162       242       967
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (3,504)   (3,376)   (7,011)   (2,652)
                                     -------   -------   -------   -------
Net increase (decrease) from unit
  transactions.....................   (1,340)   (1,214)   (6,769)   (1,685)
                                     -------   -------   -------   -------
Net increase (decrease) in net
  assets...........................   16,987    14,656    (5,475)     (291)
Net assets beginning of year.......   80,473    65,817    30,472    30,763
                                     -------   -------   -------   -------
Net assets end of year*............  $97,460   $80,473   $24,997   $30,472
                                     =======   =======   =======   =======
Units outstanding beginning of
  year.............................    2,366     2,404     1,767     1,867
Units issued during the year.......       58        69        14        59
Units redeemed during the year.....      (94)     (107)     (396)     (159)
                                     -------   -------   -------   -------
Units outstanding end of year......    2,330     2,366     1,385     1,767
                                     =======   =======   =======   =======
---------------
* Includes undistributed net
  investment income of:              $41,639   $22,898   $26,572   $25,278

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          MONYEQUITY MASTER
                                     --------------------------------------------------------------------------------------------
                                                                        MONY SERIES FUND, INC.
                                     --------------------------------------------------------------------------------------------
                                                GOVERNMENT                     INTERMEDIATE                    LONG TERM
                                                SECURITIES                       TERM BOND                       BOND
                                                SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                     --------------------------------   ---------------------------   ---------------------------
                                                     FOR THE PERIOD
                                     FOR THE YEAR   MARCH 24, 1997**    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED            THROUGH           ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998             1997              1998           1997           1998           1997
                                     ------------   -----------------   ------------   ------------   ------------   ------------
From operations:
  Net investment income (loss).....    $   432           $   (32)         $    84         $    0        $  2,252       $   892
  Net realized gain (loss) on
    investments....................      1,037                32               48             27           4,667           (42)
  Net increase (decrease) in
    unrealized appreciation of
    investments....................       (183)              302              936             77              95         2,367
                                       -------           -------          -------         ------        --------       -------
Net increase in net assets
  resulting from operations........      1,286               302            1,068            104           7,014         3,217
                                       -------           -------          -------         ------        --------       -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................     65,090            13,868           25,294          2,923         117,542        28,471
  Net asset value of units redeemed
    or used to meet contract
    obligations....................    (30,558)           (1,099)          (4,660)          (813)        (45,844)       (2,195)
                                       -------           -------          -------         ------        --------       -------
Net increase from unit
  transactions.....................     34,532            12,769           20,634          2,110          71,698        26,276
                                       -------           -------          -------         ------        --------       -------
Net increase in net assets.........     35,818            13,071           21,702          2,214          78,712        29,493
Net assets beginning of period.....     13,071                 0            2,253             39          41,575        12,082
                                       -------           -------          -------         ------        --------       -------
Net assets end of period*..........    $48,889           $13,071          $23,955         $2,253        $120,287       $41,575
                                       =======           =======          =======         ======        ========       =======
Units outstanding beginning of
  period...........................      1,234                 0              211              4           3,719         1,217
Units issued during the period.....      7,967             1,336            2,310            286          11,923         2,712
Units redeemed during the period...     (4,849)             (102)            (420)           (79)         (5,794)         (210)
                                       -------           -------          -------         ------        --------       -------
Units outstanding end of period....      4,352             1,234            2,101            211           9,848         3,719
                                       =======           =======          =======         ======        ========       =======

---------------
 * Includes undistributed net
   investment income (loss) of:        $   400           $   (32)         $    84         $    0        $  3,142       $   890
** Commencement of operations.

                                          MONYEQUITY MASTER
                                     ---------------------------
                                       MONY SERIES FUND, INC.
                                     ---------------------------
                                                MONEY
                                               MARKET
                                             SUBACCOUNT
                                     ---------------------------

                                     FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,
                                         1998           1997
                                     ------------   ------------
From operations:
  Net investment income (loss).....  $     6,364    $     2,744
  Net realized gain (loss) on
    investments....................            0              0
  Net increase (decrease) in
    unrealized appreciation of
    investments....................            0              0
                                     -----------    -----------
Net increase in net assets
  resulting from operations........        6,364          2,744
                                     -----------    -----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................    2,471,685      1,828,075
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (2,290,641)    (1,728,100)
                                     -----------    -----------
Net increase from unit
  transactions.....................      181,044         99,975
                                     -----------    -----------
Net increase in net assets.........      187,408        102,719
Net assets beginning of period.....      169,650         66,931
                                     -----------    -----------
Net assets end of period*..........  $   357,058    $   169,650
                                     ===========    ===========
Units outstanding beginning of
  period...........................       16,142          6,655
Units issued during the period.....      237,863        177,168
Units redeemed during the period...     (221,488)      (167,681)
                                     -----------    -----------
Units outstanding end of period....       32,517         16,142
                                     ===========    ===========
---------------
 * Includes undistributed net
   investment income (loss) of:      $     9,377    $     3,013
** Commencement of operations.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 MONYEQUITY MASTER
                                     -------------------------------------------------------------------------
                                                           ENTERPRISE ACCUMULATION TRUST
                                     -------------------------------------------------------------------------

                                             EQUITY                  SMALL CAP                 MANAGED
                                           SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                     -----------------------   ---------------------   -----------------------
                                        1998         1997         1998        1997        1998         1997
                                     ----------   ----------   ----------   --------   ----------   ----------
From operations:
  Net investment income............  $  101,544   $   35,882   $   56,481   $ 18,121   $  338,981   $   98,832
  Net realized gain (loss) on
    investments....................      31,965       32,926        9,045     11,289       87,429       54,871
  Net increase (decrease) in
    unrealized appreciation of
    investments....................       1,665        1,377      (23,869)       583     (225,085)       5,802
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase in net assets
  resulting from operations........     135,174       70,185       41,657     29,993      201,325      159,505
                                     ----------   ----------   ----------   --------   ----------   ----------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   1,691,977    1,163,129      952,775    210,986    3,108,506    2,299,829
  Net asset value of units redeemed
    or used to meet contract
    obligations....................    (333,417)    (111,523)    (165,227)   (35,444)    (766,917)    (235,234)
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase from unit
  transactions.....................   1,358,560    1,051,606      787,548    175,542    2,341,589    2,064,595
                                     ----------   ----------   ----------   --------   ----------   ----------
Net increase in net assets.........   1,493,734    1,121,791      829,205    205,535    2,542,914    2,224,100
Net assets beginning of year.......   1,175,951       54,160      222,289     16,754    2,351,256      127,156
                                     ----------   ----------   ----------   --------   ----------   ----------
Net assets end of year*............  $2,669,685   $1,175,951   $1,051,494   $222,289   $4,894,170   $2,351,256
                                     ==========   ==========   ==========   ========   ==========   ==========
Units outstanding beginning of
  year.............................      93,188        5,358       14,918      1,611      178,819       11,951
Units issued during the year.......     127,117       97,340       61,712     15,917      225,219      185,804
Units redeemed during the year.....     (26,372)      (9,510)     (11,774)    (2,610)     (56,646)     (18,936)
                                     ----------   ----------   ----------   --------   ----------   ----------
Units outstanding end of year......     193,933       93,188       64,856     14,918      347,392      178,819
                                     ==========   ==========   ==========   ========   ==========   ==========

---------------
* Includes undistributed net
  investment income of:              $  138,113   $   36,569   $   74,863   $ 18,382   $  438,999   $  100,018

                                                MONYEQUITY MASTER
                                     ----------------------------------------
                                          ENTERPRISE ACCUMULATION TRUST
                                     ----------------------------------------
                                        INTERNATIONAL          HIGH YIELD
                                           GROWTH                 BOND
                                         SUBACCOUNT            SUBACCOUNT
                                     -------------------   ------------------
                                       1998       1997       1998      1997
                                     --------   --------   --------   -------
From operations:
  Net investment income............  $ 14,611   $  4,431   $ 16,017   $ 4,368
  Net realized gain (loss) on
    investments....................      (901)     6,470        (22)    1,691
  Net increase (decrease) in
    unrealized appreciation of
    investments....................    18,656    (10,379)   (12,950)    1,248
                                     --------   --------   --------   -------
Net increase in net assets
  resulting from operations........    32,366        522      3,045     7,307
                                     --------   --------   --------   -------
From unit transactions:
  Net proceeds from the issuance of
    units..........................   217,747    175,743    192,334    98,004
  Net asset value of units redeemed
    or used to meet contract
    obligations....................   (50,680)   (19,488)   (34,511)   (7,883)
                                     --------   --------   --------   -------
Net increase from unit
  transactions.....................   167,067    156,255    157,823    90,121
                                     --------   --------   --------   -------
Net increase in net assets.........   199,433    156,777    160,868    97,428
Net assets beginning of year.......   171,237     14,460     97,797       369
                                     --------   --------   --------   -------
Net assets end of year*............  $370,670   $171,237   $258,665   $97,797
                                     ========   ========   ========   =======
Units outstanding beginning of
  year.............................    16,311      1,439      8,584        37
Units issued during the year.......    19,541     16,654     16,309     9,272
Units redeemed during the year.....    (4,874)    (1,782)    (2,810)     (725)
                                     --------   --------   --------   -------
Units outstanding end of year......    30,978     16,311     22,083     8,584
                                     ========   ========   ========   =======
---------------
* Includes undistributed net
  investment income of:              $ 19,092   $  4,481   $ 20,386   $ 4,369

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account L (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Variable Life Insurance policies (Stategist) and Variable Universal Life Insurance policies (MONYEquity Master). These policies are issued by MONY.

     There are currently six Strategist subaccounts and nine MONYEquity Master subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of MONYEquity Master commenced operations during 1996 and 1997. The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolios, the net asset values are based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets of the Variable Account.

     Policy premiums received from MONY by the Variable Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted monthly from the cash value of the contract to compensate MONY. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for all subaccounts for 1998 aggregated $1,101,410.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Strategist Subaccounts) and .75 percent (for the MONYEquity Master Subaccounts) of the average daily net assets of the subaccounts. As MONY America, a wholly-owned

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)

subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                                 MONY SERIES FUND, INC.
                                       --------------------------------------------------------------------------
                                        EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                        GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                       PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                       ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares.............................     2,184       1,590          635         1,091        3,904       30,472
  Amount.............................   $59,712     $34,880       $6,642       $12,694      $57,696      $30,472
                                        -------     -------       ------       -------      -------      -------
Shares acquired:
  Shares.............................       293         310           37            47          116          249
  Amount.............................   $10,128     $ 7,853       $  407       $   646      $ 2,164      $   249
Shares received for reinvestment of
  dividends:
  Shares.............................       408         285           34            65        1,090        1,463
  Amount.............................   $13,809     $ 7,362       $  369       $   844      $19,262      $ 1,463
Shares redeemed:
  Shares.............................      (285)       (302)         (49)          (88)        (216)      (7,187)
  Amount.............................   $(6,043)    $(6,176)      $ (505)      $(1,052)     $(2,713)     $(7,187)
                                        -------     -------       ------       -------      -------      -------
Net change:
  Shares.............................       416         293           22            24          990       (5,475)
  Amount.............................   $17,894     $ 9,039       $  271       $   438      $18,713      $(5,475)
                                        -------     -------       ------       -------      -------      -------
Shares end of year:
  Shares.............................     2,600       1,883          657         1,115        4,894       24,997
  Amount.............................   $77,606     $43,919       $6,913       $13,132      $76,409      $24,997
                                        =======     =======       ======       =======      =======      =======

                                      MONY

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)

     Investments in MONY Series Fund, Inc. and Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                     MONY SERIES FUND, INC.
                       ---------------------------------------------------
                       GOVERNMENT   INTERMEDIATE   LONG TERM      MONEY
                       SECURITIES    TERM BOND       BOND        MARKET
                       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                       ----------   ------------   ---------   -----------
Shares beginning of
  year:
  Shares.............      1,201          203         3,048        169,650
  Amount.............   $ 12,769      $ 2,176      $ 39,273    $   169,650
                        --------      -------      --------    -----------
Shares acquired:
  Shares.............      8,162        2,341        10,611      3,064,668
  Amount.............   $ 90,446      $25,489      $146,668    $ 3,064,668
Shares received for
  reinvestment of
  dividends:
  Shares.............         55           19           218          7,447
  Amount.............   $    587      $   199      $  2,834    $     7,447
Shares redeemed:
  Shares.............     (5,040)        (448)       (5,388)    (2,884,707)
  Amount.............   $(55,032)     $(4,922)     $(70,885)   $(2,884,707)
                        --------      -------      --------    -----------
Net change:
  Shares.............      3,177        1,912         5,441        187,408
  Amount.............   $ 36,001      $20,766      $ 78,617    $   187,408
                        --------      -------      --------    -----------
Shares end of year:
  Shares.............      4,378        2,115         8,489        357,058
  Amount.............   $ 48,770      $22,942      $117,890    $   357,058
                        ========      =======      ========    ===========

                                         ENTERPRISE ACCUMULATION TRUST
                       -----------------------------------------------------------------
                                                              INTERNATIONAL   HIGH YIELD
                         EQUITY     SMALL CAP     MANAGED        GROWTH          BOND
                       PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                       ----------   ----------   ----------   -------------   ----------
Shares beginning of
  year:
  Shares.............      33,513        8,326       57,657       27,708         17,128
  Amount.............  $1,175,271   $  221,696   $2,347,957     $181,455       $ 96,548
                       ----------   ----------   ----------     --------       --------
Shares acquired:
  Shares.............      47,658       35,804       76,676       36,659         37,841
  Amount.............  $1,779,325   $1,005,791   $3,275,148     $243,327       $212,007
Shares received for
  reinvestment of
  dividends:
  Shares.............       3,160        2,333        9,031        2,538          3,161
  Amount.............  $  115,911   $   61,111   $  366,308     $ 16,471       $ 17,306
Shares redeemed:
  Shares.............     (11,824)      (8,031)     (22,699)     (11,910)        (9,961)
  Amount.............  $ (403,167)  $ (213,828)  $ (873,457)    $(79,021)      $(55,495)
                       ----------   ----------   ----------     --------       --------
Net change:
  Shares.............      38,994       30,106       63,008       27,287         31,041
  Amount.............  $1,492,069   $  853,074   $2,767,999     $180,777       $173,818
                       ----------   ----------   ----------     --------       --------
Shares end of year:
  Shares.............      72,507       38,432      120,665       54,995         48,169
  Amount.............  $2,667,340   $1,074,770   $5,115,956     $362,232       $270,366
                       ==========   ==========   ==========     ========       ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Life Insurance Company.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries, at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 8, 2001

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                  2000         1999
                                                                ---------    ---------
                                                                   ($ IN MILLIONS)
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
     value (Note 12)........................................    $ 3,149.9    $ 3,066.7
  Equity securities available-for-sale, at fair value (Note
     12)....................................................        328.6        519.8
  Mortgage loans on real estate (Note 13)...................      1,188.7      1,270.4
  Policy loans..............................................         80.7         69.1
  Real estate to be disposed of (Note 13)...................        171.3        300.9
  Real estate held for investment (Note 13).................         40.7         46.2
  Other invested assets.....................................         99.3         37.9
                                                                ---------    ---------
                                                                $ 5,059.2    $ 5,311.0
                                                                =========    =========
Cash and cash equivalents...................................        331.7        232.6
Accrued investment income...................................         71.7         74.6
Amounts due from reinsurers.................................        491.6        488.0
Deferred policy acquisition costs...........................        657.1        558.3
Other assets................................................        544.0        365.4
Assets transferred in Group Pension Transaction (Note 10)...      4,927.7      5,109.8
Separate account assets.....................................      5,868.1      6,398.3
Closed Block assets (Note 20)...............................      6,251.2      6,182.1
                                                                ---------    ---------
     Total assets...........................................    $24,202.3    $24,720.1
                                                                =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................    $   967.7    $   954.3
Policyholders' account balances.............................      1,898.0      1,942.9
Other policyholders' liabilities............................        122.4        120.4
Amounts due to reinsurers...................................         87.3         83.8
Accounts payable and other liabilities......................        628.1        581.1
Short term debt (Note 16)...................................         52.3         53.4
Long term debt (Note 16)....................................        217.0        245.4
Current federal income taxes payable........................        124.7        147.4
Liabilities transferred in Group Pension Transaction (Note
  10).......................................................      4,897.2      5,099.1
Separate account liabilities................................      5,865.3      6,396.2
Closed Block liabilities (Note 20)..........................      7,315.8      7,303.3
                                                                ---------    ---------
     Total liabilities......................................    $22,175.8    $22,927.3
                                                                =========    =========
Commitments and contingencies (Notes 9 and 18)
Common stock, $0.01 par value; 400 million shares
  authorized;
  47.2 million shares issued, 46.2 million shares
  outstanding...............................................    $     2.5    $     2.5
Capital in excess of par....................................      1,628.6      1,563.6
Retained earnings...........................................        382.4        256.1
Accumulated other comprehensive income......................         13.0        (29.4)
                                                                ---------    ---------
     Total shareholders' equity.............................      2,026.5      1,792.8
                                                                ---------    ---------
     Total liabilities and shareholders' equity.............    $24,202.3    $24,720.1
                                                                =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                                         1998
                                                                                      PRO FORMA*
                                                    2000        1999        1998      (UNAUDITED)
                                                  --------    --------    --------    -----------
                                                                  ($ IN MILLIONS)
REVENUES:
Premiums......................................    $  118.1    $   96.3    $  621.7     $   77.9
Universal life and investment-type product
  policy fees.................................       205.8       196.3       151.6        151.6
Net investment income (Note 11)...............       575.2       524.9       688.3        361.1
Net realized gains on investments (Note 11)...        44.5       122.2       168.7        160.9
Group Pension Profits (Note 10)...............        37.1        63.0        56.8         56.8
Other income..................................       221.1       195.8       162.6        161.3
Contribution from the Closed Block............        42.8        44.8         5.7         52.2
                                                  --------    --------    --------     --------
                                                   1,244.6     1,243.3     1,855.4      1,021.8
                                                  --------    --------    --------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders.....................       166.9       147.0       679.8        124.4
Interest credited to policyholders' account
  balances....................................       101.8       106.6       112.7        105.0
Amortization of deferred policy acquisition
  costs.......................................        78.7        70.3       122.0         52.2
Dividends to policyholders....................         2.6         1.9       195.8          3.3
Other operating costs and expenses............       495.8       536.6       451.7        443.5
Demutualization Expenses......................          --         2.0        27.2           --
                                                  --------    --------    --------     --------
                                                     845.8       864.4     1,589.2        728.4
                                                  --------    --------    --------     --------
Income before income taxes & extraordinary
  item........................................       398.8       378.9       266.2        293.4
                                                  --------    --------    --------     --------
Income tax expense............................       134.8       131.4       102.7        102.7
                                                  --------    --------    --------     --------
Income before extraordinary item..............       264.0       247.5       163.5        190.7
                                                  --------    --------    --------     --------
Extraordinary item (Note 4)...................        37.7          --          --           --
                                                  --------    --------    --------     --------
Net income....................................       226.3       247.5       163.5        190.7
                                                  --------    --------    --------     --------
Other comprehensive income, net (Note 11).....        42.4      (181.8)       34.3
                                                  --------    --------    --------
Comprehensive income..........................    $  268.7    $   65.7    $  197.8
                                                  ========    ========    ========

---------------

 * The pro forma information gives effect to the transactions referred to in Notes 1 and 22.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                           ACCUMULATED
                                                   CAPITAL                    OTHER           TOTAL
                                         COMMON   IN EXCESS   RETAINED    COMPREHENSIVE   SHAREHOLDERS'
                                         STOCK     OF PAR     EARNINGS       INCOME          EQUITY
                                         ------   ---------   ---------   -------------   -------------
                                                                ($ IN MILLIONS)
BALANCE, DECEMBER 31, 1997.............                         1,202.5        118.1         1,320.6
Demutualization transaction............            1,344.2     (1,357.4)                       (13.2)
Capital Contribution...................    2.0       219.9                                     221.9
Comprehensive income:
     Net income before
       demutualization.................                           154.9                        154.9
     Net income after
       demutualization.................                             8.6                          8.6
                                          ----    --------    ---------      -------        --------
       Net income for the year.........                           163.5                        163.5
     Other comprehensive income:
       Unrealized losses on
          investments,
          net of unrealized gains,
          reclassification adjustments,
          and taxes (Note 11)..........                                         31.4            31.4
       Minimum pension liability
          adjustment...................                                          2.9             2.9
                                                                             -------        --------
     Other comprehensive income........                                         34.3            34.3
                                                                                            --------
Comprehensive Income...................                                                        197.8
                                          ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 1998.............    2.0     1,564.1          8.6        152.4         1,727.1
Comprehensive income
     Net income........................                           247.5                        247.5
     Other comprehensive income:
       Unrealized gains on investments,
          net of unrealized losses,
          reclassification adjustments,
          and taxes (Note 11)..........                                       (181.8)         (181.8)
Change in number of authorized and
  outstanding shares...................    0.5        (0.5)
Comprehensive income/(loss)............                                                         65.7
                                          ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 1999.............    2.5     1,563.6        256.1        (29.4)        1,792.8
Dividends Payable......................                          (100.0)                      (100.0)
Capital Contribution...................               65.0                                      65.0
Comprehensive income:
     Net income........................                           226.3                        226.3
     Other comprehensive income:
       Unrealized losses on
          investment, net of
          unrealized gains,
          reclassifications and
          adjustments,
          and taxes (Note 11)..........                                         46.2            46.2
Minimum pension liability
  adjustment...........................                                         (3.8)           (3.8)
                                          ----    --------    ---------      -------        --------
Other Comprehensive Income.............                                         42.4            42.4
                                                                                            --------
Comprehensive income...................                                                        268.7
                                          ----    --------    ---------      -------        --------
BALANCE, DECEMBER 31, 2000.............   $2.5    $1,628.6    $   382.4      $  13.0        $2,026.5
                                          ====    ========    =========      =======        ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                2000       1999        1998
                                                              --------   ---------   ---------
                                                                               ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income..................................................  $  226.4   $   247.5   $   163.5
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to policyholders' account balances......      93.1       105.0       110.6
  Universal life and investment-type product policy fee
     income.................................................    (127.4)     (143.5)     (123.6)
  Capitalization of deferred policy acquisition costs.......    (175.0)     (148.8)     (124.5)
  Amortization of deferred policy acquisition costs.........      78.7        70.3       122.0
  Provision for depreciation and amortization...............      33.2        31.5        41.4
  Provision for deferred federal income taxes...............      63.4        57.4        11.4
  Net realized gains on investments.........................     (44.4)     (122.2)     (168.7)
  Non-cash distributions from investments...................    (226.7)     (172.8)      (35.1)
  Change in other assets and accounts payable and other
     liabilities............................................     (45.4)      (26.4)      (32.7)
  Change in future policy benefits..........................      13.3        (3.7)      136.2
  Change in other policyholders' liabilities................       2.0        15.6        32.9
  Change in current federal income taxes payable............       2.3       103.8       (14.9)
  Initial cash transferred to the Closed Block..............        --          --       (46.9)
  Extraordinary loss on extinguishment of debt..............      56.8
  Contribution from the Closed Block........................     (42.8)      (44.8)       (5.7)
                                                              --------   ---------   ---------
Net cash (used in)/provided by operating activities.........  $  (92.5)  $   (31.4)  $    65.9
                                                              --------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities..........................................  $  603.0   $   689.4   $   887.3
  Equity securities.........................................     514.2       328.1       177.4
  Mortgage loans on real estate.............................     377.7       132.9       424.4
  Real estate...............................................     149.0       350.7       578.3
  Other invested assets.....................................       1.6        18.7        46.0
Acquisitions of investments:
  Fixed maturities..........................................    (629.3)     (830.0)   (1,479.7)
  Equity securities.........................................    (127.6)     (152.0)     (230.5)
  Mortgage loans on real estate.............................    (251.6)     (412.0)     (422.4)
  Real estate...............................................     (43.0)      (44.5)      (39.5)
  Other invested assets.....................................     (53.8)      (20.6)       (2.1)
  Policy loans, net.........................................     (11.7)       (7.8)      (17.8)
  Other, net................................................    (150.0)       60.3         8.8
  Property & equipment, net.................................     (54.8)      (22.5)      (30.9)
  Acquisition of subsidiaries, net of cash acquired.........        --          --       (46.0)
                                                              --------   ---------   ---------
Net cash provided by/(used in) investing activities.........  $  323.7   $    90.7   $  (146.7)
                                                              ========   =========   =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                                2000       1999        1998
                                                              --------   ---------   ---------
                                                                               ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt............................................  $  215.0   $      --   $      --
Repayments of debt..........................................    (301.3)      (84.8)      (61.3)
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................   2,265.1     1,851.5     1,254.0
Return of policyholders' account balances on annuity
  policies and universal life policies......................  (2,275.9)   (1,863.6)   (1,377.0)
Capital Contribution........................................      65.0          --       22.19
Dividends paid to shareholders..............................    (100.0)         --          --
Net cash provided/(used in) by financing activities.........    (132.1)      (96.9)       37.6
                                                              --------   ---------   ---------
Net increase/(decrease) in cash and cash equivalents........      99.1       (37.6)      (43.2)
Cash and cash equivalents, beginning of year................     232.6       270.2       313.4
                                                              --------   ---------   ---------
Cash and cash equivalents, end of year......................  $  331.7   $   232.6   $   270.2
                                                              ========   =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes................................................  $   93.3   $    20.1   $    97.4
Interest....................................................  $   25.6   $    20.3   $    20.3

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock (see Note
4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction." See Note 4. During 1999, the Company increased its number of shares authorized and outstanding from
2.0 million to 2.5 million in order to comply with statutory requirement.

     MONY Life and its subsidiaries (hereafter collectively referred to as the "Company"), is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note
5). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     In 2001, the MONY Group Inc. acquired two new subsidiaries, Advest Group Inc. ("Advest") and Matrix Capital Markets Group ("Matrix").

2. INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 16), and (ii) the Investors purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to Eligible Policyholders (December 24, 1998).

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 10. Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block." Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income. See Note 4, New Accounting Pronouncements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment and other invested assets. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $0.0 million and $17.4 million at December 31, 2000 and 1999, respectively.

  Transaction

     Net proceeds from the Offerings totaled $282.5 million. Approximately $60.6 million of the net proceeds were retained by the MONY Group and the balance of approximately $221.9 million was contributed to MONY Life.

     Of the net proceeds contributed by the MONY Group to MONY Life, approximately $168.2 million is for use by MONY Life in its general operations, approximately $13.2 million was used to fund policy credits required to be credited to Eligible Policyholders pursuant to the Plan, and $40.5 million represents a reimbursement for the estimated after-tax cost of expenses incurred by MONY Life to effect the Demutualization, as required by the New York Insurance Law.

     Of the net proceeds retained by the MONY Group, approximately $2.5 million was used to pay cash to Eligible Policyholders who received cash as described in the Plan (other than pursuant to an expression of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES a preference to receive cash), $10.0 million is for working capital for the MONY Group, $30.0 million is to be used to pay dividends on the MONY Group's common stock and $18.1 million was used by the MONY Group to pay cash to eligible policyholders pursuant to an expression of a preference to receive cash in accordance with the Plan.

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interests in MONY. In conjunction with the Offerings, approximately 12.9 million shares of the common stock of MONY Group were issued at an initial public offering of $23.50 per share. The Demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of the aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par."

     In addition, the capital of the MONY Group includes $10.0 million relating to the Warrants (see Note 2), which as a subsidiary of MONY prior to the Plan Effective Date, was recorded in MONY's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of." Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consist of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield for the Closed Block was 7.29% for the year 2000 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. The expected investment yield was 7.50% for participating traditional life policies issued subsequent to the creation of the Closed Block. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.9%, 5.6% and 6.0% for the years ended December 31, 2000, 1999, and 1998, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.9%, 5.1% and 5.2% for the years ended December 31, 2000, 1999, and 1998, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

  Participating Business

     At December 31, 2000 and 1999, participating business, substantially all of which is in the Closed Block, represented approximately 53.3% and 63.5% of the Company's life insurance in force, and 74.4% and 81.2% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2000 and 1999, participating business, represented approximately 91.6% and 95.9%, respectively, of life insurance premiums.

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $46.7 million and $38.4 million at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $18.1 million, $16.6 million, and $11.4 million for the years ended December 31, 2000, 1999, and 1998, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 "Accounting and reporting for reinsurance of short-duration and long-duration contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows--Non-cash Transactions

     For the years ended December 31, 2000, 1999, and 1998, respectively, real estate of $0.5 million, $27.0 million, and $5.0 million was acquired in satisfaction of debt (including the Closed Block of $22.0 million). At December 31, 2000 and 1999, the Company owned real estate acquired in satisfaction of debt of $41.5 million and $121.0 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Extraordinary Item Repurchase of Surplus Notes

     For the year ended December 31, 2000, the Company reported an extraordinary charge of $37.7 after tax ($58.1 million pre-tax) million. The charge in 2000 represents the cost incurred by the company in connection with the repurchase of the $115.0 million face amount 9.5% coupon surplus notes, and $123.0 million face amount of its $125.0 million face amount 11.25% coupon surplus notes that were outstanding at December 31, 1999.

  Demutualization Expenses

     The charge reflected in 1999 represented expenses incurred in connection with the Company's commission-free sale and purchase program (the "Program") offered to shareholders pursuant to the Plan. The Program commenced August 17, 1999 and ended on November 17, 1999. Pursuant to the Program, shareholders who owned fewer than 100 shares could sell all of their shares or purchase additional shares to round up to 100 shares without incurring commissions. The costs incurred in 1998 primarily included the fees of financial, legal, actuarial and accounting advisors to the Company and to the New York Insurance Department, as well as printing and postage for communication with policyholders incurred in connection with the Demutualization.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of this standard will have no material effect on the Company's earnings or financial position.

     On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies for Certain Long-Duration Participating Contracts" (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which is effective immediately. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for 1999 and 1998 have been restated from those reported in the Company's prior year to reflect the reclassification of demutualization expenses and related tax effects of $2.0 million in 1999 and $34.3 million in 1998 from extraordinary items to a separate line item entitled "Demutualization expenses." The adoption of the remaining provisions of this SOP will not have any impact on the Company's financial position or results of operations.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125." SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

     In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or statement of earnings.

5. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits (see Note 10), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 10).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 2000, 1999 and 1998, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, substantially all segment revenues are from external sources.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 19). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "reconciling amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) a one-time restructuring charge in 1999 of $59.7 million pre-tax relating to the Company's early retirement program (see Note 22) and (iii) demutualization expenses incurred in 1999 and 1998.

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                     2000         1999         1998
                                                   ---------    ---------    ---------
                                                             ($ IN MILLIONS)
PREMIUMS:
Protection Products..............................  $   103.3    $    82.0    $   602.2
Accumulation Products............................        1.3          0.9          2.6
Other Products...................................       13.5         13.4         16.9
                                                   ---------    ---------    ---------
                                                   $   118.1    $    96.3    $   621.7
                                                   =========    =========    =========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
Protection Products..............................  $   134.8    $   122.3    $    86.2
Accumulation Products............................       70.0         73.3         64.1
Other Products...................................        1.0          0.7          1.3
                                                   ---------    ---------    ---------
                                                   $   205.8    $   196.3    $   151.6
                                                   =========    =========    =========
NET INVESTMENT INCOME AND NET REALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Protection Products..............................  $   408.0    $   445.1    $   655.5
Accumulation Products............................      124.9        132.4        136.3
Other Products...................................       68.9         67.3         63.0
Reconciling amounts..............................       17.9          2.3          2.2
                                                   ---------    ---------    ---------
                                                   $   619.7    $   647.1    $   857.0
                                                   =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                     2000         1999         1998
                                                   ---------    ---------    ---------
                                                             ($ IN MILLIONS)
OTHER INCOME:
Protection Products(1)(7)........................  $    98.3    $   123.0    $    85.5
Accumulation Products............................      120.2         95.1         72.8
Other Products...................................       77.4         80.7         61.1
Reconciling amounts..............................        5.1          4.8          5.7
                                                   ---------    ---------    ---------
                                                   $   301.0    $   303.6    $   225.1
                                                   =========    =========    =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION
  COSTS:
Protection Products..............................  $    50.4    $    39.6    $    92.4
Accumulation Products............................       28.3         30.7         29.6
                                                   ---------    ---------    ---------
                                                   $    78.7    $    70.3    $   122.0
                                                   =========    =========    =========
BENEFITS TO POLICYHOLDERS:(2)
Protection Products..............................  $   161.4    $   141.7    $   663.4
Accumulation Products............................       68.2         73.7         79.6
Other Products...................................       31.5         33.7         41.6
Reconciling amounts..............................        7.6          4.5          7.9
                                                   ---------    ---------    ---------
                                                   $   268.7    $   253.6    $   792.5
                                                   =========    =========    =========
OTHER OPERATING COSTS AND EXPENSES:
Protection Products..............................  $   262.2    $   277.4    $   287.1
Accumulation Products............................      120.0        105.7         84.4
Other Products...................................      100.3         93.1         80.2
Reconciling amounts(11)..........................       13.3         62.4         27.2
                                                   ---------    ---------    ---------
                                                   $   495.8    $   538.6    $   478.9
                                                   =========    =========    =========
INCOME BEFORE INCOME TAXES:
Protection Products..............................  $   278.1    $   315.0    $   193.7
Accumulation Products............................       98.4         89.6         80.5
Other Products...................................       27.7         34.1         19.2
Reconciling amounts..............................       (5.4)       (59.8)       (27.2)
                                                   ---------    ---------    ---------
                                                   $   398.8    $   378.9    $   266.2
                                                   =========    =========    =========
ASSETS:
Protection Products(3)(8)                          $16,239.0    $16,181.4    $16,580.9
Accumulation Products............................    5,593.5      6,175.0      6,171.3
Other Products...................................    1,060.8      1,187.6      1,256.2
Reconciling amounts..............................    1,309.0      1,176.1        890.9
                                                   ---------    ---------    ---------
                                                   $24,202.3    $24,720.1    $24,889.3
                                                   =========    =========    =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)...........................  $ 1,064.3    $ 1,094.9    $   857.6
Accumulation Products............................      145.4        153.3        136.7
                                                   ---------    ---------    ---------
                                                   $ 1,209.7    $ 1,248.2    $   994.3
                                                   =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                     2000         1999         1998
                                                   ---------    ---------    ---------
                                                             ($ IN MILLIONS)
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10).......................  $10,290.7    $10,231.7    $10,267.0
Accumulation Products............................    1,060.0      1,236.3      1,318.6
Other Products...................................      381.4        418.9        455.6
Reconciling amounts..............................       17.7         17.4         17.4
                                                   ---------    ---------    ---------
                                                   $11,749.8    $11,904.3    $12,058.6
                                                   =========    =========    =========
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)...........................  $ 3,939.5    $ 3,843.5    $ 4,056.8
Accumulation Products............................    4,072.9      4,548.9      4,452.6
Other Products...................................      499.5        604.2        621.9
Reconciling amounts..............................      770.1        832.3        776.4
                                                   ---------    ---------    ---------
                                                   $ 9,282.0    $ 9,828.9    $ 9,907.7
                                                   =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $37.1 million, $63.0 million and $56.8 million for the years ended December 31, 2000, 1999 and 1998, respectively. (See Note 10).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $4,927.7 million, $5,109.8 million and $5,751.8 million as of December 31, 2000, 1999 and 1998, respectively.

 (4) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,468.1 million, $1,645.7 million and $1,824.9 million as of December 31, 2000, 1999 and 1998 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,416.7 million, $3,432.7 million and $3,829.6 million as of December 31, 2000, 1999 and 1998, respectively.

 (7) Includes $42.8 million, $44.8 million and $5.7 million relating to the Contribution from the Closed Block for the years ended December 31, 1999 and for period from November 16, 1998 through December 31, 1998 ended December 31, 2000 and 1999, respectively (see Note 3 and Note 20).

 (8) Includes Closed Block assets of $6,251.2 million, $6,182.1 million and $6,161.2 million as of December 31, 2000, 1999 and 1998, respectively (see
     Note 3 and Note 20).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $552.6 million, $689.9 million and $554.6 million as of December 31, 2000, 1999 and 1998, respectively (see Note 3 and Note 20).

(10) Includes Closed Block policyholders' liabilities of $7,293.6 million and $7,241.0 million and $7,177.1 million as of December 31, 2000, 1999 and 1998, respectively (see Note 3 and Note 20).

(11) Includes demutualization expenses for the years ended December 31, 1999 and 1998 of $2.0 million and $27.2 million, respectively.

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Following is a summary of revenues by product for the years ended December 31, 2000, 1999 and 1998:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life(1).....................................    $102.8    $ 81.9    $602.5
Disability income insurance............................       0.5       0.6       0.2
Group insurance........................................      13.5      13.4      16.9
Other..................................................       1.3       0.4       2.1
                                                           ------    ------    ------
          Total........................................    $118.1    $ 96.3    $621.7
                                                           ======    ======    ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life.........................................    $ 69.0    $ 73.2    $ 55.4
Variable universal life................................      54.7      37.6      20.4
Group universal life...................................      11.1      11.5      10.4
Individual variable annuities..........................      69.7      72.8      63.4
Individual fixed annuities.............................       1.3       1.2       2.0
                                                           ------    ------    ------
          Total........................................    $205.8    $196.3    $151.6
                                                           ======    ======    ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $582.4 million, $620.8 million and $100.1 million for the year ended December 31, 2000, 1999 and 1998 respectively.

6. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 2000, 1999 and 1998 are as follows:

                                                           2000      1999       1998
                                                          ------    ------    --------
                                                                ($ IN MILLIONS)
Balance, beginning of year............................    $558.3    $439.7    $1,007.1
Balance transferred to the Closed Block at November
  16, 1998............................................        --        --      (562.3)
                                                          ------    ------    --------
                                                           558.3     439.7       444.8
                                                          ------    ------    --------
Cost deferred during the year.........................     190.8     148.7       124.7
Amortized to expense during the year..................     (78.7)    (70.3)     (122.0)
Effect on DAC from unrealized (gains) losses (see Note
  4)..................................................     (13.3)     40.2        (7.8)
                                                          ------    ------    --------
Balance, end of the year..............................    $657.1    $558.3    $  439.7
                                                          ======    ======    ========

7. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC.

     During 1999, the Company amended its Qualified Pension plan which reduced certain benefit liabilities payable thereunder. The amendment resulted in a decrease of $27.0 million in the plan's projected benefit obligation.

     In July 1999, the Company offered special benefits to its employees who elected by August 15, 1999, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $30.6 million, will be paid from the Plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $19.4 million, will be paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $59.7 million in 1999 which included the aforementioned expenses in addition to severance and other related expenses and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 2000 and 1999, $466.4 million and $495.7 million were invested in the MONY Pooled Accounts. Benefits of $33.9 million, $40.4 million and $26.3 million were paid by this plan for the years ended December 31, 2000, 1999, and 1998, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from Company's general accounts.

  Postretirement Benefits--

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans. However, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs, as a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       -----------------   ----------------
                                                        2000      1999      2000      1999
                                                       -------   -------   -------   ------
                                                                 ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year..............  $373.3    $398.3    $  97.7   $100.0
Service cost.........................................     6.1      11.7        1.2      2.0
Interest cost........................................    29.4      27.3        7.3      7.2
Curtailment gain.....................................    (2.0)     (3.8)        --       --
Terminated benefits..................................      --      50.0         --       --
Plan amendment.......................................      --     (27.0)        --       --
Actuarial loss/(gain)................................    18.9     (38.8)       5.8     (4.0)
Benefits paid........................................   (39.6)    (44.4)      (8.1)    (7.5)
                                                       ------    ------    -------   ------
Benefit obligation at end of year....................   386.1     373.3      103.9     97.7
                                                       ------    ------    -------   ------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year.......  $498.0    $459.8    $    --   $   --
Actual return on plan assets.........................     9.1      77.4         --       --
Employer contribution................................     8.6       6.7        8.1      7.5
Benefits and expenses paid...........................   (45.8)    (45.9)      (8.1)    (7.5)
                                                       ------    ------    -------   ------
Fair value of plan assets at end of year.............   469.9     498.0         --       --
                                                       ------    ------    -------   ------
Funded status........................................    83.8     124.7     (103.9)   (97.7)
Unrecognized actuarial loss/(gain)...................     5.8     (57.2)      12.6      7.4
Unamortized transition obligation....................    (5.5)    (13.0)      36.7     39.4
Unrecognized prior service cost......................   (14.0)    (15.6)      (0.9)    (1.0)
                                                       ------    ------    -------   ------
Net amount recognized................................  $ 70.1    $ 38.9    $ (55.5)  $(51.9)
                                                       ======    ======    =======   ======
Amounts recognized in the statement of financial
  position consist of:
Prepaid benefit cost.................................  $123.0    $ 93.8    $    --   $   --
Accrued benefit liability............................   (52.9)    (55.0)     (55.5)   (51.9)
Intangible asset.....................................     2.4       0.1         --       --
Accumulated other comprehensive income...............    (2.4)       --         --       --
                                                       ------    ------    -------   ------
Net amount recognized................................  $ 70.1    $ 38.9    $ (55.5)  $(51.9)
                                                       ======    ======    =======   ======

     The Company's qualified plan had assets of $469.9 million and $498.0 million at December 31, 2000 and 1999, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $318.3 million and $292.2 million at December 31, 2000 and $311.0 million and $285.4 million at December 31, 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $67.8 million and $59.0 million at December 31, 2000 and $62.3 million and $55.0 million at December 31, 1999, respectively.

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          2000    1999    2000     1999
                                                          ----    ----    -----    -----
                                                                 ($ IN MILLIONS)
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...........................................   7.5%    8.0%    7.5%     8.0%
Expected return on plan assets..........................  10.0%   10.0%     --       --
Rate of compensation increase...........................   5.0%    5.0%    5.0%     5.0%

     For measurements purposes, a 10% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                                PENSION BENEFITS          OTHER BENEFITS
                                            ------------------------   ---------------------
                                             2000     1999     1998    2000    1999    1998
                                            ------   ------   ------   -----   -----   -----
                                                            ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost..............................  $  6.1   $ 11.7   $ 14.4   $ 1.2   $ 2.0   $ 1.3
Interest cost.............................    29.4     27.3     26.3     6.5     7.2     6.4
Expected return on plan assets............   (46.9)   (44.2)   (41.8)     --      --      --
Amortization of prior service cost........    (1.5)    (0.8)     1.0    (0.1)   (0.1)     --
Curtailment gain..........................    (2.0)    (3.8)      --      --      --      --
Special termination benefits..............      --     50.0       --      --      --      --
Recognized net actuarial loss.............    (0.2)      --       --      --     1.1     0.1
Amortization of transition items..........    (7.9)    (7.5)    (7.5)    3.1     3.1     3.1
                                            ------   ------   ------   -----   -----   -----
Net periodic benefit cost.................  $(23.0)  $ 32.7   $ (7.6)  $10.7   $13.3   $10.9
                                            ======   ======   ======   =====   =====   =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contribution of up to 10% of earnings are allowed. At December 31, 2000 and 1999, the fair value of plan assets was $231.2 million and $250.3 million, respectively. For the years ended December 31, 2000, 1999, and 1998, the Company contributed $3.2 million, $3.1 million and $3.2 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $61.0 million and $62.2 million as of December 31, 2000 and 1999, respectively. The non-qualified defined contribution plan's net periodic expense was $7.2 million, $9.3 million and $6.6 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

8. INCOME TAXES:

     The Holding Company files a consolidated income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense (benefit) is presented below:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Income tax (benefit) expense:
  Current..............................................    $ 82.1    $ 73.9    $ 84.6
  Deferred.............................................      52.7      57.5      18.1
                                                           ------    ------    ------
Income tax (benefit) expense before extraordinary
  item.................................................    $134.8    $131.4    $102.7
  Extraordinary item...................................     (20.3)       --        --
                                                           ------    ------    ------
     Total.............................................    $114.5    $131.4    $102.7
                                                           ======    ======    ======

     Income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Tax at statutory rate..................................    $139.6    $133.3    $102.7
Dividends received deduction...........................      (2.5)     (1.7)     (1.4)
Other..................................................      (2.3)     (0.2)      1.4
                                                           ------    ------    ------
Income tax expense before extraordinary item...........    $134.8    $131.4    $102.7
Extraordinary item.....................................     (20.3)       --        --
                                                           ------    ------    ------
Provision for income taxes.............................    $114.5    $131.4    $102.7
                                                           ======    ======    ======

     The Company's income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 2000 and 1999 are reported in Accounts Payable and Other Liabilities in the balance sheet and are as follows:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Deferred policy acquisition costs...........................    $163.3    $145.0
Fixed maturities and equity securities......................      25.3      34.5
Other, net(1)...............................................      67.8      56.4
Nonlife subsidiaries........................................      17.2      17.2
                                                                ------    ------
Total deferred tax liabilities..............................     273.6     253.1
                                                                ------    ------
Policyholder and separate account liabilities...............     129.7     155.6
Accrued expenses............................................      48.6      50.8
Deferred compensation and benefits..........................      38.2      38.3
Real estate and mortgages...................................      (2.3)     25.3
                                                                ------    ------
Total deferred tax assets...................................     214.2     270.0
                                                                ------    ------
Net deferred tax (liability) asset..........................    $(59.4)    $16.9
                                                                ======    ======

---------------

(1) Includes $10.7 million and $3.8 million at December 31, 2000 and 1999 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 10).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

9. LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $29.7 million in 2000, $29.6 million in 1999, and $24.5 million in 1998. The future minimum rental obligations for the next five years and thereafter under these leases are: $34.3 million for 2001, $33.2 million for 2002, $30.6 million for 2003, $27.6 million for 2004, $25.6 million for 2005, and $154.2 million for the years thereafter.

10. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

(hereinafter referred to as the "Notes"). The Series A Notes pay interest at
6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction." In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment makes it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 2000, 1999 and 1998, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $26.9 million, $35.7 million, and $49.8 million, respectively, and the Company recorded Group Pension Profits of $37.1 million, $63.0 million and $56.8 million, respectively. In addition, the Company earned $12.8 million, $12.8 million, and $12.8 million of interest income on the Notes during the aforementioned years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                                 AS OF DECEMBER 31,
                                                                --------------------
                                                                  2000        1999
                                                                --------    --------
                                                                  ($ IN MILLIONS)
ASSETS:
General Account
  Fixed maturities: available for sale, at estimated fair
     value (amortized cost; $1,420.8 and $1,532.4,
     respectively)..........................................    $1,419.0    $1,510.0
  Mortgage loans on real estate.............................        47.5        98.5
  Real estate to be disposed of.............................          --        16.8
  Cash and cash equivalents.................................        18.5        25.3
  Accrued investment income.................................        26.0        26.5
                                                                --------    --------
  Total general account assets..............................     1,511.0     1,677.1
Separate account assets.....................................     3,416.7     3,432.7
                                                                --------    --------
  Total assets..............................................    $4,927.7    $5,109.8
                                                                ========    ========
LIABILITIES:
General Account(1)
  Policyholders' account balances...........................    $1,468.1    $1,645.7
  Other liabilities.........................................        12.2        20.7
                                                                --------    --------
  Total general account liabilities.........................     1,480.3     1,666.4
Separate account liabilities(2).............................     3,416.7     3,432.7
                                                                --------    --------
  Total liabilities.........................................    $4,897.0    $5,099.1
                                                                ========    ========

---------------

(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $74.2 million and $88.9 million as of December 31, 2000 and 1999, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $14.7 million and $20.3 million as of December 31, 2000 and 1999, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ 26.3   $ 24.0   $ 23.3
Net investment income.......................................   113.5    128.4    154.7
Net realized gains on investments...........................    (1.2)    18.9      7.2
                                                              ------   ------   ------
  Total revenues............................................   138.6    171.3    185.2
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    84.6     88.4    108.7
Other operating costs and expenses..........................    16.9     19.9     19.7
                                                              ------   ------   ------
  Total benefits and expenses...............................   101.5    108.3    128.4
                                                              ------   ------   ------
  Group Pension Profits.....................................  $ 37.1   $ 63.0   $ 56.8
                                                              ======   ======   ======

  Fixed Maturity Securities

     At December 31, 2000 and 1999, there were $2.4 million and $0.0 million of fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 2000 and 1999, there were $2.4 million and $0.0 million of problem fixed maturities (as hereafter defined--see Note 12) held in the AEGON Portfolio. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio were $0.0 million and $3.7 million. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 2000 and 1999 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 2000 are as follows:

                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  175.0     $  175.4
Due after one year through five years.......................     841.5        838.3
Due after five years through ten years......................     146.6        148.7
Due after ten years.........................................      26.5         26.7
                                                              --------     --------
Subtotal....................................................   1,189.6      1,189.1
Mortgage and asset backed securities........................     231.2        229.9
                                                              --------     --------
  Total.....................................................  $1,420.8     $1,419.0
                                                              ========     ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The percentage of fixed maturities with a credit quality of Aaa, Aa or A was 72.6% and 73.0% at December 31, 2000 and 1999, respectively. The percentage of fixed maturities rated Baa was 24.5% and 24.6%

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES at December 31, 2000 and 1999, respectively. The percentage of fixed maturities that were below Investment Grade was 2.9% and 2.4% at December 31, 2000 and 1999, respectively. There were no fixed maturities in or near default.

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 2000, 1999, 1998 and prior thereto. The net change in unrealized investment gains (losses) was $25.7 million, $(77.9) million and $(4.0) million for the years ended December 31, 2000, 1999 and 1998, respectively (see Note 11):

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 2000 and 1999 consist of the following:

                                                                  AS OF DECEMBER 31,
                                                                  -------------------
                                                                   2000        1999
                                                                  -------    --------
                                                                    ($ IN MILLIONS)
    Mortgage loans..............................................   $50.0      $102.8
    Valuation allowances........................................    (2.5)       (4.3)
                                                                   -----      ------
    Mortgage loans, net of valuation allowance..................   $47.5      $ 98.5
                                                                   =====      ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 2000, 1999 and 1998 is as follows:

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                                  ---------------------
                                                                  2000    1999    1998
                                                                  -----   -----   -----
                                                                     ($ IN MILLIONS)
    Balance, beginning of year..................................  $ 4.3   $16.0   $13.6
    Increase (decrease) in allowance............................    0.2    (6.7)    2.9
    Reduction due to pay downs and pay offs.....................   (2.0)   (1.0)   (0.5)
    Transfers to real estate....................................    0.0    (4.0)     --
                                                                  -----   -----   -----
    Balance, end of year........................................  $ 2.5   $ 4.3   $16.0
                                                                  =====   =====   =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 2000, 1999 and 1998 are as follows:

                                                                    AS OF DECEMBER 31,
                                                                  ----------------------
                                                                  2000    1999     1998
                                                                  -----   -----   ------
                                                                     ($ IN MILLIONS)
    Investment in impaired mortgage loans (before valuation
      allowances):
      Loans that have valuation allowances......................  $19.1   $34.3   $ 71.1
      Loans that do not have valuation allowances...............     --     4.4      4.4
                                                                  -----   -----   ------
         Subtotal...............................................   19.1    38.7     75.5
    Valuation allowances........................................   (1.8)   (2.7)   (11.4)
                                                                  -----   -----   ------
    Impaired mortgage loans, net of valuation allowances........  $17.3   $36.0   $ 64.1
                                                                  =====   =====   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 2000 and 1999, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $26.7 million, and $50.0 million, respectively. For the years ended December 31, 2000, 1999, and 1998 approximately $2.1 million, $2.9 million, and $4.5 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 2000 and 1999, there were no mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio.

     At December 31, 2000 and 1999 the AEGON Portfolio held restructured mortgage loans of $15.3 million and $36.0 million, respectively. Interest income of $1.6 million, $2.9 million, and $4.0 million was recognized on restructured mortgage loans for the years ended December 31, 2000, 1999, and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.5 million, $3.9 million, and $6.9 million for the years ended December 31, 2000, 1999, and 1998, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 2000 ($ in millions):

                                                                  DECEMBER 31, 2000
                                                                  -----------------
                                                                  CARRYING    % OF
                                                                   VALUE     TOTAL
                                                                  --------   ------
    Due in one year or less.....................................   $13.3       28.1%
    Due after one year through five years.......................    17.2       36.2
    Due after five years through ten years......................    17.0       35.7
                                                                   -----     ------
         Total..................................................   $47.5      100.0%
                                                                   =====     ======

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 36.4%, 36.6% and 29.9% at December 31, 2000, 1999 and 1998, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances were 9.4%, 7.0% and 15.1% as of December 31, 2000, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 2000, 1999 and 1998 was derived from the following sources:

                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities............................................  $235.3   $226.1   $418.1
Equity securities...........................................   239.4    194.2     53.6
Mortgage loans..............................................    98.6     87.1    118.7
Real estate.................................................    19.1     34.1     44.4
Policy loans................................................     5.1      4.4     72.5
Other investments (including cash and short-term)...........    22.8     14.4     23.1
                                                              ------   ------   ------
Total investment income.....................................   620.3    560.3    730.4
Investment expenses.........................................    45.1     35.4     42.1
                                                              ------   ------   ------
Net investment income.......................................  $575.2   $524.9   $688.3
                                                              ======   ======   ======

     Net realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows:

                                                               2000     1999     1998
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $(11.4)  $ (8.5)  $  8.3
Equity securities...........................................    21.5     76.0      6.9
Mortgage loans..............................................    11.7     (2.2)     5.4
Real estate.................................................    23.0     52.1    127.6
Other investments assets....................................    (0.3)     4.8     20.5
                                                              ------   ------   ------
Net realized gains on investments...........................  $ 44.5   $122.2   $168.7
                                                              ======   ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 4), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 as presented below:

                                                              2000     1999      1998
                                                             ------   -------   ------
                                                                  ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities...........................................  $196.7   $(458.9)  $ 66.8
Equity securities..........................................   (59.9)    (25.3)    24.2
Other......................................................     0.0      (3.6)    (1.8)
                                                             ------   -------   ------
Subtotal...................................................   136.8    (487.8)    89.2
AEGON Portfolio (See Note 10)..............................    20.6     (77.9)    (4.0)
                                                             ------   -------   ------
Subtotal...................................................   157.4    (565.7)    85.2
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC......................................................   (93.1)    241.6     (6.7)
  Deferred federal income taxes............................   (20.6)    114.1    (28.4)
Net unrealized gains and DAC transferred to the Closed
  Block....................................................     2.5      28.2    (18.7)
                                                             ------   -------   ------
Change in unrealized gains (losses) on investments, net....    46.2    (181.8)    31.4
Minimum pension liability adjustment (See Note 7)..........    (3.8)       --      2.9
                                                             ------   -------   ------
Other comprehensive income.................................  $ 42.4   $(181.8)  $ 34.3
                                                             ======   =======   ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999, and 1998 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                            2000      1999      1998
                                                            -----    -------    -----
                                                                 ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period................................................    $48.7    $(135.3)   $39.3
Reclassification adjustment for gains included in net
  income................................................     (6.3)     (46.5)    (7.9)
                                                            -----    -------    -----
Unrealized gains (losses) on investments, net of
  reclassification adjustments..........................    $42.4    $(181.8)   $31.4
                                                            =====    =======    =====

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $17.2 million, $(139.2) million, and $24.1 million, respectively, and $(95.5) million, $242.0 million, and $0.8 million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense of $3.3 million, $25.1 million and $4.3 million, respectively, and $2.5 million, $(0.4) million and $(7.5) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

12. FIXED MATURITY AND EQUITY SECURITIES:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000 and 1999 are as follows:

                                                     GROSS           GROSS
                                AMORTIZED         UNREALIZED       UNREALIZED          ESTIMATED
                                  COST               GAINS           LOSSES           FAIR VALUE
                           -------------------   -------------   --------------   -------------------
                             2000       1999     2000    1999    2000     1999      2000       1999
                           --------   --------   -----   -----   -----   ------   --------   --------
                                                        ($ IN MILLIONS)
US Treasury securities
  and Obligations of US
  Government agencies....  $   97.1   $  110.1   $ 4.2   $  --   $ 0.1   $  3.2   $  101.2   $  106.9
Collateralized mortgage
  obligations:
  Government agency-
     backed..............     117.9      147.2     1.2     0.5     0.4      2.1      118.7      145.6
  Non-agency backed......     101.2      101.0     2.9     0.9      --      2.0      104.1       99.9
Other asset-backed
  securities:
  Government agency-
     backed..............      14.7       16.4     0.5     0.3     0.1      0.2       15.1       16.5
  Non-agency backed......     300.4      402.2     4.5     1.5     5.3     13.0      299.6      390.7
Foreign governments......      28.5       20.9     1.5     3.7     0.5      0.2       29.5       24.4
Utilities................     277.9      347.3     5.7     2.6     5.8     14.4      277.8      335.5
Corporate bonds..........   2,201.8    1,995.5    31.6     9.4    55.4     78.4    2,178.0    1,926.5
                           --------   --------   -----   -----   -----   ------   --------   --------
     Total bonds.........   3,139.5    3,140.6    52.1    18.9    67.6    113.5    3,124.0    3,046.0
Redeemable preferred
  stocks.................      27.4       22.4      --      --     1.6      1.7       25.8       20.7
                           --------   --------   -----   -----   -----   ------   --------   --------
     Total...............  $3,166.9   $3,163.0   $52.1   $18.9   $69.2   $115.2   $3,149.8   $3,066.7
                           ========   ========   =====   =====   =====   ======   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 2000 and 1999 is net of adjustments for impairments in value deemed to be other than temporary of $15.1 million and $16.2 million, respectively.

     At December 31, 2000 and 1999, there was $0.2 million and $1.6 million, respectively of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2000 and 1999, the carrying value of problem fixed maturities held by the Company were $42.4 million and $33.9 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2000 and 1999, the carrying value of potential problem fixed maturities held by the Company was $2.7 million and $12.4 million, respectively. In addition, at December 31, 2000 and 1999, the Company held $0.0 million and $0.0 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES with the original terms of restructured fixed maturity securities amounted to $0.0 million and $0.0 million for the years ended December 31, 2000 and 1999, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.0 million and $0.0 million for the years ended December 31, 2000 and 1999, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2000, are as follows:

                                                                         2000
                                                                -----------------------
                                                                AMORTIZED    ESTIMATED
                                                                  COST       FAIR VALUE
                                                                ---------    ----------
                                                                    ($ IN MILLIONS)
Due in one year or less.....................................    $   12.1      $   12.1
Due after one year through five years.......................       595.2         594.2
Due after five years through ten years......................     1,271.2       1,264.5
Due after ten years.........................................       646.2         629.8
                                                                --------      --------
     Subtotal...............................................     2,524.7       2,500.6
Mortgage- and asset-backed securities.......................       642.2         649.2
                                                                --------      --------
     Total..................................................    $3,166.9      $3,149.8
                                                                ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 2000, 1999 and 1998 were $441.3 million, $632.8 million and $396.9 million, respectively. Gross gains of $7.2 million, $6.9 million, and $10.6 million and gross losses of $16.3 million, $19.4 million, and $2.9 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 2000 and 1999 are as follows:

                                                    GROSS           GROSS
                                                  UNREALIZED      UNREALIZED       ESTIMATED
                                   COST             GAINS           LOSSES        FAIR VALUE
                              ---------------   --------------   ------------   ---------------
                               2000     1999    2000     1999    2000   1999     2000     1999
                              ------   ------   -----   ------   ----   -----   ------   ------
                                                       ($ IN MILLIONS)
Marketable equity
  securities................  $ 40.1   $217.5   $ 6.7   $ 63.3   $2.2   $ 9.3   $ 44.6   $271.5
Nonmarketable equity
  securities................   226.2    178.5    63.6     84.4    5.8    14.6    284.0    248.3
                              ------   ------   -----   ------   ----   -----   ------   ------
                              $266.3   $396.0   $70.3   $147.7   $8.0   $23.9   $328.6   $519.8
                              ======   ======   =====   ======   ====   =====   ======   ======

     Proceeds from sales of equity securities during 2000, 1999 and 1998 were $499.2 million, $302.7 million and $165.0 million, respectively. Gross gains of $81.2 million, $90.0 million, and $24.4 million and gross losses of $57.8 million, $12.4 million, and $17.2 million were realized on these sales, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

13. MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 2000 and 1999 consist of the following:

                                                                  2000        1999
                                                                --------    --------
                                                                  ($ IN MILLIONS)
Commercial mortgage loans...................................    $  943.6    $  777.8
Agricultural and other loans................................       262.4       515.6
                                                                --------    --------
     Total loans............................................     1,206.0     1,293.4
Less: valuation allowances..................................       (17.3)      (23.0)
                                                                --------    --------
Mortgage loans, net of valuation allowances.................    $1,188.7    $1,270.4
                                                                ========    ========

     An analysis of the valuation allowances for 2000, 1999 and 1998 is as follows:

                                                             2000     1999      1998
                                                             -----    -----    ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year...............................    $23.0    $23.2    $ 54.9
(Decrease)/Increase in allowance.........................     (5.5)     3.2      11.9
Reduction due to pay downs and pay offs..................     (0.2)    (1.2)    (16.0)
Transfers to real estate.................................       --     (2.2)     (4.0)
Transfers to the Closed Block............................       --       --     (23.6)
                                                             -----    -----    ------
Balance, end of year.....................................    $17.3    $23.0    $ 23.2
                                                             =====    =====    ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 2000 and 1999 were as follows:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................    $ 61.0    $109.1
Loans that do not have valuation allowances.................      44.5      30.1
                                                                ------    ------
  Subtotal..................................................     105.5     139.2
Valuation allowances........................................      (6.5)    (17.5)
                                                                ------    ------
  Impaired mortgage loans, net of valuation allowances......    $ 99.0    $121.7
                                                                ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan."

     During 2000 and 1999, the average recorded investment in impaired mortgage loans was approximately $219.0 million and $262.6 million, respectively including Closed Block mortgages. During 2000, 1999, and 1998, the Company recognized $19.5 million, $19.8 million, and $24.2 million, respectively, of interest income on impaired loans (see Note 20.)

     At December 31, 2000 and 1999, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $13.3 million and $21.0 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2000 and 1999, the Company had restructured mortgage loans of $68.7 million (excluding the Closed Block) and $100.1 million, respectively. Interest income of $5.5 million, $6.3 million and $13.0 million was recognized on restructured mortgage loans in 2000, 1999, and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $7.5 million, $11.6 million, and $18.1 million in 2000, 1999 and 1998, respectively.

     The following table summarizes the Company's real estate at December 31, 2000 and 1999:

                                                                AS OF DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
                                                                -------    -------
                                                                 ($ IN MILLIONS)
Real estate to be disposed of(1)............................    $196.0     $375.6
Impairment writedowns.......................................     (20.2)     (52.7)
Valuation allowance.........................................      (4.5)     (22.0)
                                                                ------     ------
Carrying value of real estate to be disposed of.............    $171.3     $300.9
                                                                ------     ------
Real estate held for investment(2)..........................    $ 51.5     $ 57.0
Impairment writedowns.......................................     (10.8)     (10.8)
                                                                ------     ------
Carrying value of real estate held for income production....    $ 40.7     $ 46.2
                                                                ------     ------
Total real estate...........................................    $212.0     $347.1
                                                                ======     ======

---------------

(1) Amounts presented as of December 31, 2000 and 1999 are net of $16.6 million and $42.1 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 2000 and 1999 are net of $5.9 million and $5.9 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 2000, 1999 and 1998 is as follows:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Balance, beginning of year.............................    $ 22.0    $ 30.6    $ 82.7
Increase due to transfers of properties to real estate
  to be disposed of during the year....................       0.5      11.0       1.7
Increases (decreases) in valuation allowances from the
  end of the prior period on properties to be disposed
  of...................................................       0.2       1.1       5.0
Decrease as a result of transfers of valuation
  allowances to held for income production.............        --        --     (13.5)
Decrease as a result of sale...........................     (18.2)    (20.7)    (45.3)
                                                           ------    ------    ------
Balance, end of year...................................    $  4.5    $ 22.0    $ 30.6
                                                           ======    ======    ======

     Real estate is net of accumulated depreciation of $86.0 million and $138.6 million for 2000 and 1999, respectively, and depreciation expense recorded was $2.2 million, $8.5 million and $26.6 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2000 and 1999, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $14.9 million and $16.9 million, respectively. Approximately 57.7% of such real estate at December 31, 2000 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 2000 and 1999 was $29.4 million and $84.2 million, respectively. The depreciated cost of such real estate as of December 31, 2000 and 1999 was $60.4 million and $147.7 million before impairment writedowns of $31.0 million and $63.5 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 2000, 1999, and 1998 related to impaired real estate aggregated $0.0 million, $0.0 million, and $5.9 million, respectively, and are included as a component of net realized gains on investments. Substantially all impaired real estate is allocated to the Protection Products segment.

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 2000 was $603.3 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

15. REINSURANCE:

     Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                            2000      1999      1998
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Direct premiums (includes $70.9, $74.4 and $78.4 of
  accident and health premiums for 2000, 1999, and
  1998, respectively)..................................    $204.4    $181.6    $728.7
Reinsurance assumed....................................       5.3       5.0       5.3
Reinsurance ceded (includes $(70.4), $(73.8), and
  $(78.2) of accident and health premiums for 2000,
  1999, and 1998, respectively)........................     (91.6)    (90.3)   (112.3)
                                                           ------    ------    ------
Net premiums(1)........................................    $118.1    $ 96.3    $621.7
                                                           ======    ======    ======
Universal life and investment type product policy fee
  income ceded.........................................    $ 23.1    $ 14.4    $  8.9
                                                           ======    ======    ======
Policyholders' benefits ceded(2).......................    $ 79.2    $ 82.2    $107.3
                                                           ======    ======    ======
Interest credited to policyholders' account balances
  ceded................................................    $  3.6    $  4.5    $  6.5
                                                           ======    ======    ======

---------------

 (1) Excludes Closed Block direct premiums of $601.6 and $639.9 and reinsurance ceded of $19.2 and $19.0 at December 31, 2000 and 1999, respectively.

 (2) Excludes $28.7 million of Closed Block benefits ceded at December 31, 2000.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

16. DEBT:

     The Company's debt at December 31, 2000 and 1999 consists of the following:

                                                                 2000      1999
                                                                ------    ------
                                                                ($ IN MILLIONS)
Surplus notes...............................................    $  2.0    $240.0
Real estate mortgage encumbrances...........................      52.3      58.8
Senior Notes................................................     569.1        --
                                                                ------    ------
                                                                $623.4    $298.8
                                                                ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. For each of the years in the period ended December 31, 2000, 1999 and 1998, the Company recorded interest expense of $2.1 million, $10.9 million and $10.9 million related the MONY Notes, respectively.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of approximately 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes did not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum. The Company amortizes the discount using the interest method. The Company recorded interest expense (including discount accretion) of $3.1 million, $13.5 million and $12.1 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Payment of interest on the Surplus Notes may only be made upon the prior approval of the New York State Superintendent of Insurance.

     On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

     On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the Company from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively), which were

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES outstanding at December 31, 1999. The balance of the net proceeds from the issuance of the Senior Notes was retained by the Holding Company for general corporate purposes. In the third quarter of 2000, the Company repurchased another $6.5 million face amount of the 11.25% notes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes. The terms of the Inter-company Surplus Notes are identical to the 9.5% Notes and the 11.25% notes, except that the Inter-company Surplus Notes were priced to yield a current market rate of interest and the inter-company surplus note issued to replace the $116.5 million face amount of the 11.25% Notes was issued at a face amount of $100.0 million and (ii) contributed capital to MONY Life in the amount of $65.0 million.

     As a result of the repurchase of the 9.5% Notes and substantially all of the 11.25% Notes, the Company recorded a pre-tax tax loss of $58.1 million ($37.7 million after tax) during 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on the Company's books at the date of the transaction of approximately $7.0 million and $51.1 million, respectively. This loss is reported, net of tax, as an extraordinary item on the Company's income statement for the year ended December 31, 2000.

     On December 7, 2000, The MONY Group Inc. issued $275 million principal amount of senior notes (the "$275 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $275 million Senior Notes mature on December 15, 2005 and bear interest at 7.45% per annum. The principal amount of the $275 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds, after deducting underwriting commissions and other expenses were used to fund the acquisition of Advest. See Note 4--Extraordinary Items.

  Real Estate Mortgage Encumbrances

     The Company has one mortgage loan on one of its estate properties. The interest rates in this loan is 8.85% and the loan matures in June 2001, with the option to extend the maturity. For the years ended December 31, 2000, 1999 and 1998, interest expense on mortgage loans aggregated $5.3 million, $5.0 million, and $9.0 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. The remaining obligation of $44.1 was paid in full on December 1, 1999. Interest expense on the obligation of $0.0 million, $3.4 million and $3.1 million, is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 2000, 1999 and 1998 respectively.

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note was originally due January 1, 2009, however, on December 1, 1999, the remaining balance of the interest bearing note of $44.2 was paid in full as part of the sale of the property to a third party. The transaction continues to be accounted for as a sale/leaseback arrangement, with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004, $8.0 million in 2005 and $25.1 million for 2006 and thereafter. The Company has the option to renew the lease at the end of the lease term.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Aggregate contractual debt service payments on the Company's debt at December 31, 2000 for 2001 and the succeeding four years are $46.6 million, $45.8 million, $45.8 million, $45.8 million and $320.8 million, respectively, and $417.4 million thereafter.

17. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2000 and 1999, securities loaned by the Company under this agreement had a fair value of approximately $160.9 million and $61.5 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 2000 and 1999, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 0.5%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2000 are Consumer goods of $555.5 million (17.6%), Non-Government Asset/Mortgage Backed of $470.1 million (14.9%), and Public Utilities of $325.4 million (10.3%).

     At December 31, 1999 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Non-Government Asset/Mortgage-Backed of $490.6 million (16.0%), Consumer Goods and Services of $462.0 million (15.1%), Public Utilities of $335.5 million (10.9%), Other Manufacturing of $305.4 million (10.0%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $390.7 million at December 31, 2000. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1999, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $308.3 million.

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2000 and 1999 are as follows:

                                                         2000                1999
                                                         ----                ----
                                                             ($ IN MILLIONS)
GEOGRAPHIC REGION
Mountain.........................................  $  331.5    23.7%   $  319.7    19.8%
Southeast........................................     281.1    20.0       307.3    19.0
Midwest..........................................     250.9    17.9       290.4    17.9
West.............................................     249.5    17.8       323.3    20.0
Northeast........................................     208.6    14.9       234.7    14.5
Southwest........................................      79.1     5.7       142.1     8.8
                                                   --------   -----    --------   -----
  Total..........................................  $1,400.7   100.0%   $1,617.5   100.0%
                                                   ========   =====    ========   =====

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                        ATTAINED AGE                          APPLICABLE PERCENTAGE
                        ------------                          ---------------------
40 and Under................................................           150%
41..........................................................           143
42..........................................................           136
43..........................................................           129
44..........................................................           122
45..........................................................           115
46..........................................................           109
47..........................................................           103
48..........................................................            97
49..........................................................            91
50..........................................................            85
51..........................................................            78
52..........................................................            71
53..........................................................            64
54..........................................................            57
55..........................................................            50
56..........................................................            46
57..........................................................            42
58..........................................................            38
59..........................................................            34
60..........................................................            30
61..........................................................            28
62..........................................................            26
63..........................................................            24
64..........................................................            22
65..........................................................            20
66..........................................................            19
67..........................................................            18
68..........................................................            17
69..........................................................            16
70..........................................................            15
71..........................................................            13
72..........................................................            11
73..........................................................            09
74..........................................................            07
75-90.......................................................            05
91..........................................................            04
92..........................................................            03
93..........................................................            02
94..........................................................            01
95..........................................................            00

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

              ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
                   SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                    BENEFIT   SPECIFIED   SEE
 SEX    AGE          SMOKER         OPTION     AMOUNT     PAGE
 ---    ---          ------         -------   ---------   ----
Male    45    Preferred Non-smoker     1      $200,000    B- 4
Female  45    Preferred Non-smoker     1      $200,000    B-14
Male    45    Standard Smoker          1      $200,000    B-24
Male    45    Preferred Non-smoker     2      $200,000    B-34
Male    35    Preferred Non-smoker     1      $200,000    B-44
Male    55    Preferred Non-smoker     1      $200,000    B-54

     The tables show how death benefits, Fund Values and Surrender Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The amounts shown for death benefits, Fund Values and Surrender Values sections reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Fund Charges. The difference between the Fund Value and the Surrender Value in the first 14 years is the Fund Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost Of Insurance, page 28.) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .75% annually. The daily charge for mortality and expense risks has been designed to effectively decrease by 0.50% on an annualized basis in years 11 and later. This decrease is guaranteed and is accomplished by increasing the separate account subaccount fund value on each monthly anniversary after the 10th policy anniversary. The amount of this increase is determined by multiplying the separate account subaccount fund value by 0.04167%, which is equivalent to 0.5% on an annual basis.

     Since the Company is unable to predict how a particluar Policy owner will allocate net premiums and cash values among the available Subaccounts, the Company has assumed that the daily investment advisory fee and other expenses of the hypothetical portfolio was deducted at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. Of course, the investment advisory fee and other expenses actually incurred will depend upon the Policy owner's choice of Subaccounts. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. For a detailed description of actual expenses and expense reimbursements, see pages 4-5. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -1.4916%, on 5% it would be 3.4711%, and on 10% it would be 8.4338%.

     The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options I and II and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 95 standard ledger statements which follow and which begin on pages B-4, B-6, B-10, B-14, B-16, B-20, B-24, B-26, B-30, B-34,
B-36, B-40, B-44, B-46, B-50, B-54, B-56 and B-58.

             STANDARD LEDGER STATEMENT--SUPPLEMENTAL FOOTNOTE PAGE
                               MONY EQUITYMASTER
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                          MONY LIFE INSURANCE COMPANY
                               DECLARED PREMIUMS

     This Policy has been tested for the possibility of classification as a Modified Endowment. This test is not a guarantee that a policy will not be classified as a Modified Endowment.

     This illustration has been checked against Federal Tax Laws relating to the definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit Option II to death benefit Option I and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the Policy is defined as a Modified Endowment Contract, a loan, surrender, or assignment or pledge (unless such assignment or pledge is defined and the maximum death benefit is not in excess of $25,000) may be considered a Taxable Distribution and a ten percent penalty may be added to any tax on the Distribution. Please consult your tax advisor for advice.

     Values shown on this illustration are based on a Policy owner tax bracket of 31%.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the Policy year and reflect the effect of all loans and surrenders. The benefit payable at death, Fund Value and Value Upon Surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The Policy's Value On Surrender is net of any applicable surrender charge.

     Premiums less the following deductions are added to the Fund Value. (1) A premium tax charge of .8% of gross premiums in all Policy years. (2) A sales charge on the gross premiums. The sales charges equal 4% in Policy years 1-10, 2% in Policy years 11-20, and 0% in Policy years 21 and later. (3) A DAC tax charge of 1.25% of gross premiums in all Policy years.

     Those columns assuming Guaranteed Charges use the current Monthly Mortality Charges, current Monthly Administrative Charges, current Charges for Mortality and Expense Risks, current Charges for Rider Benefits if any, and current Premium Sales Charge ("Current Charges") for the first year as well as the Assumed Hypothetical Gross Annual Investment Return indicated. Thereafter these columns use Guaranteed Monthly Mortality Charges, current Monthly Administrative Charges, Guaranteed Charges for Mortality and Expense Risks, Guaranteed Charges for Rider Benefits if any, current Maximum Premium Sales Charge, and the Assumed Hypothetical Gross Annual Investment Return indicated. Those columns assuming Current Charges are based upon "Current Charges" and the Assumed Hypothetical Gross Investment Return indicated.

     The Current Charges are declared by MONY Life Insurance Company, are guaranteed for the first Policy year, and apply to policies issued as of the Preparation Date shown. After the first Policy year, Current Charges are not guaranteed, and may be changed at the discretion of The Mutual Life Insurance Company of New York.

     The difference between the Fund Value and the Value Upon Surrender is a Fund Charge. A Fund Charge will apply during the first fourteen years from issue or following a specified amount increase if the Policy is given up for its Value Upon Surrender or is terminated, or if the specified amount is reduced. Any applicable fund charge will be deducted from the Fund Value. Whenever there is a partial surrender, the surrender amount and the surrender charge ($25.00 or 2% of the amount surrendered, if less) could be deducted from the benefit payable at death and will be deducted from the Fund Value and the Value Upon Surrender.

     A Policy loan will have a permanent effect on benefits under this Policy. Loan interest at an annual rate of 5.4% will be charged in advance (equivalent to 5.75% in arrears). Amounts borrowed will be deposited in a loan account and earn interest at an annual rate of 5.0%. This rate is determined by subtracting a hold back margin for profit and expenses of .75% from the loan rate. After the tenth Policy anniversary the annual interest rate applicable to the loan account will be .5% higher based on a reduction in the hold back margin for profit and expenses of .5%. This reduction is guaranteed and will be credited only when interest in excess of the 5% guaranteed rate is being applied to amounts allocated to the Guaranteed Interest Account for policies of the same type which have not reached their tenth anniversary. Adverse tax consequences could occur if a Policy subject to loans is surrendered or permitted to lapse.

     Right to Return Policy -- This Policy may be returned to MONY Life Insurance Company during the period that starts with the Policy's delivery and ends on the latest of: (a) 10 days after delivery of the Policy to the rightsholder; (b) 45 days after part 1 of the application is signed; (c) 10 days after we mail or deliver a notice of withdrawal right. The Policy may be returned by delivery or mail, along with a written notice to cancel, to our home office, a local office, or to the agent who sold it. We will then promptly refund any premiums paid.

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      3,088         0           351      2,154   200,000        351      2,154   200,000        351      2,154   200,000
  2    47      3,088         0         2,140      4,205   200,000      2,140      4,205   200,000      2,442      4,507   200,000
  3    48      3,088         0         3,025      6,186   200,000      3,025      6,186   200,000      3,577      6,738   200,000
  4    49      3,088         0         4,916      8,077   200,000      4,916      8,077   200,000      5,667      8,828   200,000
  5    50      3,088         0         6,718      9,880   200,000      6,718      9,880   200,000      7,664     10,826   200,000
  6    51      3,088         0         8,751     11,597   200,000      8,751     11,597   200,000      9,843     12,689   200,000
  7    52      3,088         0        10,678     13,208   200,000     10,678     13,208   200,000     11,959     14,488   200,000
  8    53      3,088         0        12,502     14,715   200,000     12,502     14,715   200,000     14,011     16,224   200,000
  9    54      3,088         0        14,202     16,099   200,000     14,202     16,099   200,000     16,023     17,920   200,000
 10    55      3,088         0        15,782     17,363   200,000     15,782     17,363   200,000     17,975     19,556   200,000

 11    56      3,088         0        17,381     18,646   200,000     17,381     18,646   200,000     19,953     21,218   200,000
 12    57      3,088         0        18,827     19,775   200,000     18,827     19,775   200,000     21,755     22,703   200,000
 13    58      3,088         0        20,121     20,754   200,000     20,121     20,754   200,000     23,467     24,100   200,000
 14    59      3,088         0        21,245     21,561   200,000     21,245     21,561   200,000     25,114     25,430   200,000
 15    60      3,088         0        22,179     22,179   200,000     22,179     22,179   200,000     26,715     26,715   200,000
 16    61      3,088         0        22,587     22,587   200,000     22,587     22,587   200,000     28,141     28,141   200,000
 17    62      3,088         0        22,763     22,763   200,000     22,763     22,763   200,000     29,440     29,440   200,000
 18    63      3,088         0        22,708     22,708   200,000     22,708     22,708   200,000     30,575     30,575   200,000
 19    64      3,088         0        22,336     22,336   200,000     22,336     22,336   200,000     31,607     31,607   200,000
 20    65      3,088         0        21,621     21,621   200,000     21,621     21,621   200,000     32,539     32,539   200,000

 21    66      3,088         0        20,579     20,579   200,000     20,579     20,579   200,000     33,394     33,394   200,000
 22    67      3,088         0        19,116     19,116   200,000     19,116     19,116   200,000     34,131     34,131   200,000
 23    68      3,088         0        17,176     17,176   200,000     17,176     17,176   200,000     34,691     34,691   200,000
 24    69      3,088         0        14,699     14,699   200,000     14,699     14,699   200,000     35,037     35,037   200,000
 25    70      3,088         0        11,639     11,639   200,000     11,639     11,639   200,000     35,110     35,110   200,000
 26    71      3,088         0         7,872      7,872   200,000      7,872      7,872   200,000     34,928     34,928   200,000
 27    72      3,088         0         3,146      3,146   200,000      3,146      3,146   200,000     34,410     34,410   200,000
 28    73      3,088         0             0          0         0          0          0         0     33,590     33,590   200,000
 29    74      3,088         0             0          0         0          0          0         0     32,343     32,343   200,000
 30    75      3,088         0             0          0         0          0          0         0     30,637     30,367   200,000

 31    76      3,088         0             0          0         0          0          0         0     28,476     28,476   200,000
 32    77      3,088         0             0          0         0          0          0         0     25,716     25,716   200,000
 33    78      3,088         0             0          0         0          0          0         0     22,221     22,221   200,000
 34    79      3,088         0             0          0         0          0          0         0     17,251     17,251   200,000
 35    80      3,088         0             0          0         0          0          0         0     11,083     11,083   200,000
 36    81      3,088         0             0          0         0          0          0         0      3,580      3,580   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 82.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     3,088         0         0       0         351      2,154  200,000
  2    47     3,088         0         0       0       2,442      4,507  200,000
  3    48     3,088         0         0       0       3,577      6,738  200,000
  4    49     3,088         0         0       0       5,667      8,828  200,000
  5    50     3,088         0         0       0       7,664     10,826  200,000
  6    51     3,088         0         0       0       9,843     12,689  200,000
  7    52     3,088         0         0       0      11,959     14,488  200,000
  8    53     3,088         0         0       0      14,011     16,224  200,000
  9    54     3,088         0         0       0      16,023     17,920  200,000
 10    55     3,088         0         0       0      17,975     19,556  200,000

 11    56     3,088         0         0       0      19,953     21,218  200,000
 12    57     3,088         0         0       0      21,755     22,703  200,000
 13    58     3,088         0         0       0      23,467     24,100  200,000
 14    59     3,088         0         0       0      25,114     25,430  200,000
 15    60     3,088         0         0       0      26,715     26,715  200,000
 16    61     3,088         0         0       0      28,141     28,141  200,000
 17    62     3,088         0         0       0      29,440     29,440  200,000
 18    63     3,088         0         0       0      30,575     30,575  200,000
 19    64     3,088         0         0       0      31,607     31,607  200,000
 20    65     3,088         0         0       0      32,539     32,539  200,000

 21    66     3,088         0         0       0      33,394     33,394  200,000
 22    67     3,088         0         0       0      34,131     34,131  200,000
 23    68     3,088         0         0       0      34,691     34,691  200,000
 24    69     3,088         0         0       0      35,037     35,037  200,000
 25    70     3,088         0         0       0      35,110     35,110  200,000
 26    71     3,088         0         0       0      34,928     34,928  200,000
 27    72     3,088         0         0       0      34,410     34,410  200,000
 28    73     3,088         0         0       0      33,590     33,590  200,000
 29    74     3,088         0         0       0      32,343     32,343  200,000
 30    75     3,088         0         0       0      30,637     30,637  200,000

 31    76     3,088         0         0       0      28,476     28,476  200,000
 32    77     3,088         0         0       0      25,716     25,716  200,000
 33    78     3,088         0         0       0      22,221     22,221  200,000
 34    79     3,088         0         0       0      17,251     17,251  200,000
 35    80     3,088         0         0       0      11,083     11,083  200,000
 36    81     3,088         0         0       0       3,580      3,580  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 82.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                       GUARANTEED CHARGES                                CURRENT CHARGES
                                  -------------------------------------------------------------   ------------------------------
                                       0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                  -----------------------------   -----------------------------   ------------------------------
              (1)        (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END           NET        NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          ANNUAL    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE   OUTLAY   SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    46    3,088        0           351      2,154   200,000        501      2,304   200,000         501      2,304   200,000
  2    47    3,088        0         2,140      4,205   200,000      2,573      4,639   200,000       2,885      4,950   200,000
  3    48    3,088        0         3,025      6,186   200,000      3,877      7,039   200,000       4,465      7,626   200,000
  4    49    3,088        0         4,916      8,077   200,000      6,324      9,485   200,000       7,150     10,312   200,000
  5    50    3,088        0         6,718      9,880   200,000      8,821     11,983   200,000       9,895     13,057   200,000
  6    51    3,088        0         8,751     11,597   200,000     11,689     14,535   200,000      12,976     15,821   200,000
  7    52    3,088        0        10,678     13,208   200,000     14,595     17,124   200,000      16,147     18,676   200,000
  8    53    3,088        0        12,502     14,715   200,000     17,542     19,755   200,000      19,414     21,628   200,000
  9    54    3,088        0        14,202     16,099   200,000     20,513     22,410   200,000      22,806     24,703   200,000
 10    55    3,088        0        15,782     17,363   200,000     23,513     25,094   200,000      26,308     27,889   200,000

 11    56    3,088        0        17,381     18,646   200,000     26,734     27,998   200,000      30,067     31,332   200,000
 12    57    3,088        0        18,827     19,775   200,000     29,977     30,925   200,000      33,855     34,804   200,000
 13    58    3,088        0        20,121     20,754   200,000     33,249     33,881   200,000      37,760     38,392   200,000
 14    59    3,088        0        21,245     21,561   200,000     36,537     36,853   200,000      41,812     42,128   200,000
 15    60    3,088        0        22,179     22,179   200,000     39,826     39,826   200,000      46,042     46,042   200,000
 16    61    3,088        0        22,587     22,587   200,000     42,790     42,790   200,000      50,312     50,312   200,000
 17    62    3,088        0        22,763     22,763   200,000     45,731     45,731   200,000      54,718     54,718   200,000
 18    63    3,088        0        22,708     22,708   200,000     48,655     48,655   200,000      59,239     59,239   200,000
 19    64    3,088        0        22,336     22,336   200,000     51,497     51,497   200,000      63,940     63,940   200,000
 20    65    3,088        0        21,621     21,621   200,000     54,242     54,242   200,000      68,840     68,840   200,000

 21    66    3,088        0        20,579     20,579   200,000     56,926     56,926   200,000      73,990     73,990   200,000
 22    67    3,088        0        19,116     19,116   200,000     59,473     59,473   200,000      79,363     79,363   200,000
 23    68    3,088        0        17,176     17,176   200,000     61,850     61,850   200,000      84,938     84,938   200,000
 24    69    3,088        0        14,699     14,699   200,000     64,023     64,023   200,000      90,713     90,713   200,000
 25    70    3,088        0        11,639     11,639   200,000     65,971     65,971   200,000      96,677     96,677   200,000
 26    71    3,088        0         7,872      7,872   200,000     67,620     67,620   200,000     102,876    102,876   200,000
 27    72    3,088        0         3,146      3,146   200,000     68,811     68,811   200,000     109,300    109,300   200,000
 28    73    3,088        0             0          0         0     69,592     69,592   200,000     116,013    116,013   200,000
 29    74    3,088        0             0          0         0     69,786     69,786   200,000     123,001    123,001   200,000
 30    75    3,088        0             0          0         0     69,220     69,220   200,000     130,313    130,313   200,000

 31    76    3,088        0             0          0         0     67,741     67,741   200,000     138,022    138,022   200,000
 32    77    3,088        0             0          0         0     65,174     65,174   200,000     146,157    146,157   200,000
 33    78    3,088        0             0          0         0     61,299     61,299   200,000     154,780    154,780   200,000
 34    79    3,088        0             0          0         0     55,836     55,836   200,000     163,842    163,842   200,000
 35    80    3,088        0             0          0         0     48,406     48,406   200,000     173,601    173,601   200,000
 36    81    3,088        0             0          0         0     38,458     38,458   200,000     184,239    184,239   200,000
 37    82    3,088        0             0          0         0     25,239     25,239   200,000     195,871    195,871   205,665
 38    83    3,088        0             0          0         0      7,623      7,623   200,000     208,075    208,075   218,478
 39    84    3,088        0             0          0         0          0          0         0     220,780    220,780   231,819
 40    85    3,088        0             0          0         0          0          0         0     233,984    233,984   245,684

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                  (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----    --------
 41    86      3,088         0           0         0        0           0         0        0        247,700    247,770   260,085
 42    87      3,088         0           0         0        0           0         0        0        261,919    261,919   275,015
 43    88      3,088         0           0         0        0           0         0        0        276,650    276,650   290,482
 44    89      3,088         0           0         0        0           0         0        0        291,893    291,893   306,487
 45    90      3,088         0           0         0        0           0         0        0        307,642    307,642   323,024
 46    91      3,088         0           0         0        0           0         0        0        323,868    323,868   340,061
 47    92      3,088         0           0         0        0           0         0        0        341,021    341,021   354,662
 48    93      3,088         0           0         0        0           0         0        0        359,206    359,206   369,982
 49    94      3,088         0           0         0        0           0         0        0        378,667    378,667   386,240
 50    95      3,888         0           0         0        0           0         0        0        399,709    399,709   403,706

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the Contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00             MONY LIFE INSURANCE COMPANY
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------

  1    46     3,088         0         0       0          501      2,304  200,000
  2    47     3,088         0         0       0        2,885      4,950  200,000
  3    48     3,088         0         0       0        4,465      7,626  200,000
  4    49     3,088         0         0       0        7,150     10,312  200,000
  5    50     3,088         0         0       0        9,895     13,057  200,000
  6    51     3,088         0         0       0       12,976     15,821  200,000
  7    52     3,088         0         0       0       16,147     18,676  200,000
  8    53     3,088         0         0       0       19,414     21,628  200,000
  9    54     3,088         0         0       0       22,806     24,703  200,000
 10    55     3,088         0         0       0       26,308     27,889  200,000

 11    56     3,088         0         0       0       30,067     31,332  200,000
 12    57     3,088         0         0       0       33,855     34,804  200,000
 13    58     3,088         0         0       0       37,760     38,392  200,000
 14    59     3,088         0         0       0       41,812     42,128  200,000
 15    60     3,088         0         0       0       46,042     46,042  200,000
 16    61     3,088         0         0       0       50,312     50,312  200,000
 17    62     3,088         0         0       0       54,718     54,718  200,000
 18    63     3,088         0         0       0       59,239     59,239  200,000
 19    64     3,088         0         0       0       63,940     63,940  200,000
 20    65     3,088         0         0       0       68,840     68,840  200,000

 21    66     3,088         0         0       0       73,990     73,990  200,000
 22    67     3,088         0         0       0       79,363     79,363  200,000
 23    68     3,088         0         0       0       84,938     84,938  200,000
 24    69     3,088         0         0       0       90,713     90,713  200,000
 25    70     3,088         0         0       0       96,677     96,677  200,000
 26    71     3,088         0         0       0      102,876    102,876  200,000
 27    72     3,088         0         0       0      109,300    109,300  200,000
 28    73     3,088         0         0       0      116,013    116,013  200,000
 29    74     3,088         0         0       0      123,001    123,001  200,000
 30    75     3,088         0         0       0      130,313    130,313  200,000

 31    76     3,088         0         0       0      138,022    138,022  200,000
 32    77     3,088         0         0       0      146,157    146,157  200,000
 33    78     3,088         0         0       0      154,780    154,780  200,000
 34    79     3,088         0         0       0      163,842    163,842  200,000
 35    80     3,088         0         0       0      173,601    173,601  200,000
 36    81     3,088         0         0       0      184,239    184,239  200,000
 37    82     3,088         0         0       0      195,871    195,871  205,665
 38    83     3,088         0         0       0      208,075    208,075  218,478
 39    84     3,088         0         0       0      220,780    220,780  231,819
 40    85     3,088         0         0       0      233,984    233,984  245,684

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     3,088         0         0       0      247,700    247,700  260,085
 42    87     3,088         0         0       0      261,919    261,919  275,015
 43    88     3,088         0         0       0      276,650    276,650  290,482
 44    89     3,088         0         0       0      291,893    291,893  306,487
 45    90     3,088         0         0       0      307,642    307,642  323,024
 46    91     3,088         0         0       0      323,868    323,868  340,061
 47    92     3,088         0         0       0      341,021    341,021  354,662
 48    93     3,088         0         0       0      359,206    359,206  369,982
 49    94     3,088         0         0       0      378,667    378,667  386,240
 50    95     3,088         0         0       0      399,709    399,709  403,706

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 84. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results nay be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00             MONY LIFE INSURANCE COMPANY
                                                  DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     -----------------------------------------------------------------
                                          0.00% (-1.49% NET)                12.00% (10.42% NET)
                                     -----------------------------   ---------------------------------
                (1)         (2)         (3)                 (5)         (6)                     (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----     ---------
  1    46      3,088         0           351      2,154   200,000         652        2,455     200,000
  2    47      3,088         0         2,140      4,205   200,000       3,026        5,091     200,000
  3    48      3,088         0         3,025      6,186   200,000       4,803        7,964     200,000
  4    49      3,088         0         4,916      8,077   200,000       7,916       11,077     200,000
  5    50      3,088         0         6,718      9,880   200,000      11,296       14,458     200,000
  6    51      3,088         0         8,751     11,597   200,000      15,293       18,139     200,000
  7    52      3,088         0        10,678     13,208   200,000      19,603       22,132     200,000
  8    53      3,088         0        12,502     14,715   200,000      24,264       26,477     200,000
  9    54      3,088         0        14,202     16,099   200,000      29,299       31,195     200,000
 10    55      3,088         0        15,782     17,363   200,000      34,754       36,334     200,000

 11    56      3,088         0        17,381     18,646   200,000      40,946       42,210     200,000
 12    57      3,088         0        18,827     19,775   200,000      47,697       48,645     200,000
 13    58      3,088         0        20,121     20,754   200,000      55,085       55,717     200,000
 14    59      3,088         0        21,245     21,561   200,000      63,182       63,498     200,000
 15    60      3,088         0        22,179     22,179   200,000      72,072       72,072     200,000
 16    61      3,088         0        22,587     22,587   200,000      81,542       81,542     200,000
 17    62      3,088         0        22,763     22,763   200,000      92,027       92,027     200,000
 18    63      3,088         0        22,708     22,708   200,000     103,684      103,684     200,000
 19    64      3,088         0        22,336     22,336   200,000     116,651      116,651     200,000
 20    65      3,088         0        21,621     21,621   200,000     131,134      131,134     200,000

 21    66      3,088         0        20,579     20,579   200,000     147,447      147,447     200,000
 22    67      3,088         0        19,116     19,116   200,000     165,834      165,834     200,000
 23    68      3,088         0        17,176     17,176   200,000     186,426      186,426     219,983
 24    69      3,088         0        14,699     14,699   200,000     209,129      209,129     244,681
 25    70      3,088         0        11,639     11,639   200,000     234,159      234,159     271,624
 26    71      3,088         0         7,872      7,872   200,000     261,746      261,746     301,007
 27    72      3,088         0         3,146      3,146   200,000     292,235      292,235     330,225
 28    73      3,088         0             0          0         0     326,016      326,016     361,878
 29    74      3,088         0             0          0         0     363,480      363,480     396,193
 30    75      3,088         0             0          0         0     405,101      405,101     433,458

 31    76      3,088         0             0          0         0     451,462      451,462     474,035
 32    77      3,088         0             0          0         0     502,589      502,589     527,718
 33    78      3,088         0             0          0         0     558,942      558,942     586,889
 34    79      3,088         0             0          0         0     621,020      621,020     652,071
 35    80      3,088         0             0          0         0     689,362      689,362     723,830
 36    81      3,088         0             0          0         0     764,535      764,535     802,762
 37    82      3,088         0             0          0         0     847,144      847,144     889,501
 38    83      3,088         0             0          0         0     937,803      937,803     984,693
 39    84      3,088         0             0          0         0   1,037,162    1,037,162   1,089,020
 40    85      3,088         0             0          0         0   1,145,905    1,145,905   1,203,201

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
  1        652        2,455     200,000
  2      3,347        5,412     200,000
  3      5,426        8,588     200,000
  4      8,822       11,983     200,000
  5     12,513       15,674     200,000
  6     16,804       19,649     200,000
  7     21,482       24,011     200,000
  8     26,592       28,805     200,000
  9     32,204       34,101     200,000
 10     38,354       39,935     200,000

 11     45,330       46,594     200,000
 12     52,926       53,875     200,000
 13     61,303       61,935     200,000
 14     70,577       70,893     200,000
 15     80,877       80,877     200,000
 16     92,142       92,142     200,000
 17    104,652      104,652     200,000
 18    118,550      118,550     200,000
 19    134,059      134,059     200,000
 20    151,391      151,391     200,000

 21    170,843      170,843     205,011
 22    192,449      192,449     229,015
 23    216,357      216,357     255,302
 24    242,805      242,805     284,082
 25    272,051      272,051     315,579
 26    304,402      304,402     350,062
 27    340,236      340,236     384,466
 28    379,973      379,973     421,770
 29    424,049      424,049     462,213
 30    472,992      472,992     506,101

 31    527,413      527,413     553,784
 32    587,625      587,625     617,006
 33    654,212      654,212     686,923
 34    727,694      727,694     764,079
 35    808,840      808,840     849,282
 36    898,417      898,417     943,338
 37    997,212      997,212   1,047,072
 38  1,106,392    1,106,392   1,161,711
 39  1,226,800    1,226,800   1,288,140
 40  1,359,442    1,359,442   1,427,415

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     ----------------------------------------------------------------
                                          0.00% (-1.49% NET)               12.00% (10.42% NET)
                                     ----------------------------   ---------------------------------
                (1)         (2)         (3)                (5)         (6)                     (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----     ---------
 41    86      3,088         0           0         0        0       1,264,759   1,264,759   1,327,997
 42    87      3,088         0           0         0        0       1,394,499   1,394,499   1,464,224
 43    88      3,088         0           0         0        0       1,535,950   1,535,950   1,612,747
 44    89      3,088         0           0         0        0       1,689,978   1,689,978   1,774,477
 45    90      3,088         0           0         0        0       1,857,498   1,857,498   1,950,373
 46    91      3,088         0           0         0        0       2,039,416   2,039,416   2,141,387
 47    92      3,088         0           0         0        0       2,242,557   2,242,557   2,332,259
 48    93      3,088         0           0         0        0       2,470,544   2,470,544   2,544,660
 49    94      3,088         0           0         0        0       2,727,840   2,727,840   2,782,397
 50    95      3,088         0           0         0        0       3,020,015   3,020,015   3,050,215

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
 41   1,505,505   1,505,505   1,580,780
 42   1,666,140   1,666,140   1,749,447
 43   1,842,726   1,842,726   1,934,862
 44   2,036,679   2,036,679   2,138,513
 45   2,249,503   2,249,503   2,361,978
 46   2,482,644   2,482,644   2,606,777
 47   2,741,488   2,741,488   2,851,147
 48   3,029,390   3,029,390   3,120,272
 49   3,351,354   3,351,354   3,418,381
 50   3,713,625   3,713,625   3,750,762

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------

  1    46     3,088         0         0       0          652        2,455    200,000
  2    47     3,088         0         0       0        3,347        5,412    200,000
  3    48     3,088         0         0       0        5,426        8,588    200,000
  4    49     3,088         0         0       0        8,822       11,983    200,000
  5    50     3,088         0         0       0       12,513       15,674    200,000
  6    51     3,088         0         0       0       16,804       19,649    200,000
  7    52     3,088         0         0       0       21,482       24,011    200,000
  8    53     3,088         0         0       0       26,592       28,805    200,000
  9    54     3,088         0         0       0       32,204       34,101    200,000
 10    55     3,088         0         0       0       38,354       39,935    200,000

 11    56     3,088         0         0       0       45,330       46,594    200,000
 12    57     3,088         0         0       0       52,926       53,875    200,000
 13    58     3,088         0         0       0       61,303       61,935    200,000
 14    59     3,088         0         0       0       70,577       70,893    200,000
 15    60     3,088         0         0       0       80,877       80,877    200,000
 16    61     3,088         0         0       0       92,142       92,142    200,000
 17    62     3,088         0         0       0      104,652      104,652    200,000
 18    63     3,088         0         0       0      118,550      118,550    200,000
 19    64     3,088         0         0       0      134,059      134,059    200,000
 20    65     3,088         0         0       0      151,391      151,391    200,000

 21    66     3,088         0         0       0      170,843      170,843    205,011
 22    67     3,088         0         0       0      192,449      192,449    229,015
 23    68     3,088         0         0       0      216,357      216,357    255,302
 24    69     3,088         0         0       0      242,805      242,805    284,082
 25    70     3,088         0         0       0      272,051      272,051    315,579
 26    71     3,088         0         0       0      304,402      304,402    350,062
 27    72     3,088         0         0       0      340,236      340,236    384,466
 28    73     3,088         0         0       0      379,973      379,973    421,770
 29    74     3,088         0         0       0      424,049      424,049    462,213
 30    75     3,088         0         0       0      472,992      472,992    506,101

 31    76     3,088         0         0       0      527,413      527,413    553,784
 32    77     3,088         0         0       0      587,625      587,625    617,006
 33    78     3,088         0         0       0      654,212      654,212    686,923
 34    79     3,088         0         0       0      727,694      727,694    764,079
 35    80     3,088         0         0       0      808,840      808,840    849,282
 36    81     3,088         0         0       0      898,417      898,417    943,338
 37    82     3,088         0         0       0      997,212      997,212  1,047,072
 38    83     3,088         0         0       0    1,106,392    1,106,392  1,161,711
 39    84     3,088         0         0       0    1,226,800    1,226,800  1,288,140
 40    85     3,088         0         0       0    1,359,442    1,359,442  1,427,415

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
 41    86     3,088         0         0       0     1,505,505   1,505,505  1,580,780
 42    87     3,088         0         0       0     1,666,140   1,666,140  1,749,447
 43    88     3,088         0         0       0     1,842,726   1,842,726  1,934,862
 44    89     3,088         0         0       0     2,036,679   2,036,679  2,138,513
 45    90     3,088         0         0       0     2,249,503   2,249,503  2,361,978
 46    91     3,088         0         0       0     2,482,644   2,482,644  2,606,777
 47    92     3,088         0         0       0     2,741,488   2,741,488  2,851,147
 48    93     3,088         0         0       0     3,029,390   3,029,390  3,120,272
 49    94     3,088         0         0       0     3,351,354   3,351,354  3,418,381
 50    95     3,088         0         0       0     3,713,625   3,713,625  3,750,762

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $3,473.42             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00               MONY LIFE INSURANCE COMPANY
                                                    DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      2,578         0            58      1,728   200,000         58      1,728   200,000         58      1,728   200,000
  2    47      2,578         0         1,490      3,380   200,000      1,490      3,380   200,000      1,817      3,708   200,000
  3    48      2,578         0         2,185      4,990   200,000      2,185      4,990   200,000      2,810      5,614   200,000
  4    49      2,578         0         3,730      6,535   200,000      3,730      6,535   200,000      4,577      7,381   200,000
  5    50      2,578         0         5,189      7,994   200,000      5,189      7,994   200,000      6,254      9,058   200,000
  6    51      2,578         0         6,867      9,391   200,000      6,867      9,391   200,000      7,988     10,512   200,000
  7    52      2,578         0         8,463     10,706   200,000      8,463     10,706   200,000      9,661     11,905   200,000
  8    53      2,578         0         9,977     11,940   200,000      9,977     11,940   200,000     11,297     13,260   200,000
  9    54      2,578         0        11,413     13,096   200,000     11,413     13,096   200,000     12,896     14,579   200,000
 10    55      2,578         0        12,771     14,173   200,000     12,771     14,173   200,000     14,437     15,840   200,000

 11    56      2,578         0        14,161     15,283   200,000     14,161     15,283   200,000     15,996     17,118   200,000
 12    57      2,578         0        15,460     16,301   200,000     15,460     16,301   200,000     17,483     18,324   200,000
 13    58      2,578         0        16,668     17,229   200,000     16,668     17,229   200,000     18,922     19,483   200,000
 14    59      2,578         0        17,786     18,067   200,000     17,786     18,067   200,000     20,249     20,529   200,000
 15    60      2,578         0        18,817     18,817   200,000     18,817     18,817   200,000     21,551     21,551   200,000
 16    61      2,578         0        19,479     19,479   200,000     19,479     19,479   200,000     22,716     22,716   200,000
 17    62      2,578         0        20,011     20,011   200,000     20,011     20,011   200,000     23,856     23,856   200,000
 18    63      2,578         0        20,393     20,393   200,000     20,393     20,393   200,000     24,887     24,887   200,000
 19    64      2,578         0        20,605     20,605   200,000     20,605     20,605   200,000     25,893     25,893   200,000
 20    65      2,578         0        20,603     20,603   200,000     20,603     20,603   200,000     26,812     26,812   200,000

 21    66      2,578         0        20,396     20,396   200,000     20,396     20,396   200,000     27,658     27,658   200,000
 22    67      2,578         0        19,953     19,953   200,000     19,953     19,953   200,000     28,399     28,399   200,000
 23    68      2,578         0        19,249     19,249   200,000     19,249     19,249   200,000     29,017     29,017   200,000
 24    69      2,578         0        18,281     18,281   200,000     18,281     18,281   200,000     29,512     29,512   200,000
 25    70      2,578         0        17,023     17,023   200,000     17,023     17,023   200,000     29,926     29,926   200,000
 26    71      2,578         0        15,423     15,423   200,000     15,423     15,423   200,000     30,178     30,178   200,000
 27    72      2,578         0        13,384     13,384   200,000     13,384     13,384   200,000     30,289     30,289   200,000
 28    73      2,578         0        10,822     10,822   200,000     10,822     10,822   200,000     30,219     30,219   200,000
 29    74      2,578         0         7,579      7,579   200,000      7,579      7,579   200,000     29,926     29,926   200,000
 30    75      2,578         0         3,525      3,525   200,000      3,525      3,525   200,000     29,388     29,388   200,000

 31    76      2,578         0             0          0         0          0          0         0     28,520     28,520   200,000
 32    77      2,578         0             0          0         0          0          0         0     27,317     27,317   200,000
 33    78      2,578         0             0          0         0          0          0         0     25,709     25,709   200,000
 34    79      2,578         0             0          0         0          0          0         0     23,579     23,579   200,000
 35    80      2,578         0             0          0         0          0          0         0     20,927     20,927   200,000
 36    81      2,578         0             0          0         0          0          0         0     17,557     17,557   200,000
 37    82      2,578         0             0          0         0          0          0         0     13,450     13,450   200,000
 38    83      2,578         0             0          0         0          0          0         0      8,193      8,193   200,000
 39    84      2,578         0             0          0         0          0          0         0      1,575      1,575   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 85.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00               MONY LIFE INSURANCE COMPANY
                                                    DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     2,578         0         0       0           58      1,728  200,000
  2    47     2,578         0         0       0        1,817      3,708  200,000
  3    48     2,578         0         0       0        2,810      5,614  200,000
  4    49     2,578         0         0       0        4,577      7,381  200,000
  5    50     2,578         0         0       0        6,254      9,058  200,000
  6    51     2,578         0         0       0        7,988     10,512  200,000
  7    52     2,578         0         0       0        9,661     11,905  200,000
  8    53     2,578         0         0       0       11,297     13,260  200,000
  9    54     2,578         0         0       0       12,896     14,579  200,000
 10    55     2,578         0         0       0       14,437     15,840  200,000

 11    56     2,578         0         0       0       15,996     17,118  200,000
 12    57     2,578         0         0       0       17,483     18,324  200,000
 13    58     2,578         0         0       0       18,922     19,483  200,000
 14    59     2,578         0         0       0       20,249     20,529  200,000
 15    60     2,578         0         0       0       21,551     21,551  200,000
 16    61     2,578         0         0       0       22,716     22,716  200,000
 17    62     2,578         0         0       0       23,856     23,856  200,000
 18    63     2,578         0         0       0       24,887     24,887  200,000
 19    64     2,578         0         0       0       25,893     25,893  200,000
 20    65     2,578         0         0       0       26,812     26,812  200,000

 21    66     2,578         0         0       0       27,658     27,658  200,000
 22    67     2,578         0         0       0       28,399     28,399  200,000
 23    68     2,578         0         0       0       29,017     29,017  200,000
 24    69     2,578         0         0       0       29,512     29,512  200,000
 25    70     2,578         0         0       0       29,926     29,926  200,000
 26    71     2,578         0         0       0       30,178     30,178  200,000
 27    72     2,578         0         0       0       30,289     30,289  200,000
 28    73     2,578         0         0       0       30,219     30,219  200,000
 29    74     2,578         0         0       0       29,926     29,926  200,000
 30    75     2,578         0         0       0       29,388     29,388  200,000

 31    76     2,578         0         0       0       28,520     28,520  200,000
 32    77     2,578         0         0       0       27,317     27,317  200,000
 33    78     2,578         0         0       0       25,709     25,709  200,000
 34    79     2,578         0         0       0       23,579     23,579  200,000
 35    80     2,578         0         0       0       20,927     20,927  200,000
 36    81     2,578         0         0       0       17,557     17,557  200,000
 37    82     2,578         0         0       0       13,450     13,450  200,000
 38    83     2,578         0         0       0        8,193      8,193  200,000
 39    84     2,578         0         0       0        1,575      1,575  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 85.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   -----------------------------
                                         0.00% (- 1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND   PAYABLE       ON        FUND   PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----   --------
  1    46      2,578         0            58      1,728  200,000        181      1,851  200,000         181      1,851  200,000
  2    47      2,578         0         1,490      3,380  200,000      1,844      3,734  200,000       2,181      4,071  200,000
  3    48      2,578         0         2,185      4,990  200,000      2,879      5,683  200,000       3,542      6,347  200,000
  4    49      2,578         0         3,730      6,535  200,000      4,874      7,679  200,000       5,805      8,610  200,000
  5    50      2,578         0         5,189      7,994  200,000      6,897      9,701  200,000       8,106     10,910  200,000
  6    51      2,578         0         6,867      9,391  200,000      9,252     11,776  200,000      10,589     13,113  200,000
  7    52      2,578         0         8,463     10,706  200,000     11,640     13,883  200,000      13,134     15,378  200,000
  8    53      2,578         0         9,977     11,940  200,000     14,064     16,027  200,000      15,767     17,731  200,000
  9    54      2,578         0        11,413     13,096  200,000     16,528     18,211  200,000      18,494     20,177  200,000
 10    55      2,578         0        12,771     14,173  200,000     19,035     20,437  200,000      21,297     22,699  200,000

 11    56      2,578         0        14,161     15,283  200,000     21,739     22,860  200,000      24,301     25,423  200,000
 12    57      2,578         0        15,460     16,301  200,000     24,492     25,334  200,000      27,391     28,233  200,000
 13    58      2,578         0        16,668     17,229  200,000     27,301     27,862  200,000      30,597     31,157  200,000
 14    59      2,578         0        17,786     18,067  200,000     30,172     30,452  200,000      33,863     34,143  200,000
 15    60      2,578         0        18,817     18,817  200,000     33,109     33,109  200,000      37,278     37,278  200,000
 16    61      2,578         0        19,479     19,479  200,000     35,840     35,840  200,000      40,728     40,728  200,000
 17    62      2,578         0        20,011     20,011  200,000     38,611     38,611  200,000      44,352     44,352  200,000
 18    63      2,578         0        20,393     20,393  200,000     41,410     41,410  200,000      48,084     48,084  200,000
 19    64      2,578         0        20,605     20,605  200,000     44,224     44,224  200,000      52,009     52,009  200,000
 20    65      2,578         0        20,603     20,603  200,000     47,022     47,022  200,000      56,085     56,085  200,000

 21    66      2,578         0        20,396     20,396  200,000     49,826     49,826  200,000      60,344     60,344  200,000
 22    67      2,578         0        19,953     19,953  200,000     52,609     52,609  200,000      64,766     64,766  200,000
 23    68      2,578         0        19,249     19,249  200,000     55,360     55,360  200,000      69,349     69,349  200,000
 24    69      2,578         0        18,281     18,281  200,000     58,085     58,085  200,000      74,110     74,110  200,000
 25    70      2,578         0        17,023     17,023  200,000     60,771     60,771  200,000      79,096     79,096  200,000
 26    71      2,578         0        15,423     15,423  200,000     63,392     63,392  200,000      84,269     84,269  200,000
 27    72      2,578         0        13,384     13,384  200,000     65,886     65,886  200,000      89,663     89,663  200,000
 28    73      2,578         0        10,822     10,822  200,000     68,206     68,206  200,000      95,277     95,277  200,000
 29    74      2,578         0         7,579      7,579  200,000     70,253     70,253  200,000     101,110    101,110  200,000
 30    75      2,578         0         3,525      3,525  200,000     71,957     71,957  200,000     107,182    107,182  200,000

 31    76      2,578         0             0          0        0     73,223     73,223  200,000     113,483    113,483  200,000
 32    77      2,578         0             0          0        0     73,960     73,960  200,000     120,053    120,053  200,000
 33    78      2,578         0             0          0        0     74,095     74,095  200,000     126,909    126,909  200,000
 34    79      2,578         0             0          0        0     73,488     73,488  200,000     134,062    134,062  200,000
 35    80      2,578         0             0          0        0     71,990     71,990  200,000     141,585    141,585  200,000
 36    81      2,578         0             0          0        0     69,366     69,366  200,000     149,497    149,497  200,000
 37    82      2,578         0             0          0        0     65,305     65,305  200,000     157,898    157,898  200,000
 38    83      2,578         0             0          0        0     59,341     59,341  200,000     166,818    166,818  200,000
 39    84      2,578         0             0          0        0     50,844     50,844  200,000     176,393    176,393  200,000
 40    85      2,578         0             0          0        0     39,024     39,024  200,000     186,767    186,767  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS


        STANDARD LEDGER STATEMENT
FOR:                                                    MONY EQUITYMASTER                              SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45                FLEXIBLE PREMIUM VARIABLE LIFE                           INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                             SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     ------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----    --------   ---------    -----   --------
 41    86      2,578         0           0         0        0        22,750     22,750   200,000     197,998    197,998  207,898
 42    87      2,578         0           0         0        0           498        498   200,000     209,645    209,645  220,127
 43    88      2,578         0           0         0        0             0          0         0     221,687    221,687  232,771
 44    89      2,578         0           0         0        0             0          0         0     234,156    234,156  245,864
 45    90      2,578         0           0         0        0             0          0         0     247,046    247,046  259,398
 46    91      2,578         0           0         0        0             0          0         0     260,332    260,332  273,349
 47    92      2,578         0           0         0        0             0          0         0     274,391    274,391  285,367
 48    93      2,578         0           0         0        0             0          0         0     289,344    289,344  298,024
 49    94      2,578         0           0         0        0             0          0         0     305,346    305,346  311,453
 50    95      2,578         0           0         0        0             0          0         0     322,573    322,573  325,799

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378                 MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
  1    46     2,578         0         0       0          181      1,851   200,000
  2    47     2,578         0         0       0        2,181      4,071   200,000
  3    48     2,578         0         0       0        3,542      6,347   200,000
  4    49     2,578         0         0       0        5,805      8,610   200,000
  5    50     2,578         0         0       0        8,106     10,910   200,000
  6    51     2,578         0         0       0       10,589     13,113   200,000
  7    52     2,578         0         0       0       13,134     15,378   200,000
  8    53     2,578         0         0       0       15,767     17,731   200,000
  9    54     2,578         0         0       0       18,494     20,177   200,000
 10    55     2,578         0         0       0       21,297     22,699   200,000

 11    56     2,578         0         0       0       24,301     25,423   200,000
 12    57     2,578         0         0       0       27,391     28,233   200,000
 13    58     2,578         0         0       0       30,597     31,157   200,000
 14    59     2,578         0         0       0       33,863     34,143   200,000
 15    60     2,578         0         0       0       37,278     37,278   200,000
 16    61     2,578         0         0       0       40,728     40,728   200,000
 17    62     2,578         0         0       0       44,352     44,352   200,000
 18    63     2,578         0         0       0       48,084     48,084   200,000
 19    64     2,578         0         0       0       52,009     52,009   200,000
 20    65     2,578         0         0       0       56,085     56,085   200,000

 21    66     2,578         0         0       0       60,344     60,344   200,000
 22    67     2,578         0         0       0       64,766     64,766   200,000
 23    68     2,578         0         0       0       69,349     69,349   200,000
 24    69     2,578         0         0       0       74,110     74,110   200,000
 25    70     2,578         0         0       0       79,096     79,096   200,000
 26    71     2,578         0         0       0       84,269     84,269   200,000
 27    72     2,578         0         0       0       89,663     89,663   200,000
 28    73     2,578         0         0       0       95,277     95,277   200,000
 29    74     2,578         0         0       0      101,110    101,110   200,000
 30    75     2,578         0         0       0      107,182    107,182   200,000

 31    76     2,578         0         0       0      113,483    113,483   200,000
 32    77     2,578         0         0       0      120,053    120,053   200,000
 33    78     2,578         0         0       0      126,909    126,909   200,000
 34    79     2,578         0         0       0      134,062    134,062   200,000
 35    80     2,578         0         0       0      141,585    141,585   200,000
 36    81     2,578         0         0       0      149,497    149,497   200,000
 37    82     2,578         0         0       0      157,898    157,898   200,000
 38    83     2,578         0         0       0      166,818    166,818   200,000
 39    84     2,578         0         0       0      176,393    176,393   200,000
 40    85     2,578         0         0       0      186,767    186,767   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,378                 MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     2,578         0         0       0      197,998    197,998  207,898
 42    87     2,578         0         0       0      209,645    209,645  220,127
 43    88     2,578         0         0       0      221,687    221,687  232,771
 44    89     2,578         0         0       0      234,156    234,156  245,864
 45    90     2,578         0         0       0      247,046    247,046  259,398
 46    91     2,578         0         0       0      260,332    260,332  273,349
 47    92     2,578         0         0       0      274,391    274,391  285,367
 48    93     2,578         0         0       0      289,344    289,344  298,024
 49    94     2,578         0         0       0      305,346    305,346  311,453
 50    95     2,578         0         0       0      322,573    322,573  325,799

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6%, contract lapses at age 88. Assuming Current Charges and a Gross Investment Return of 6%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00               MONY LIFE INSURANCE COMPANY
                                                    DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)               12.00% (10.42% NET)
                                     -----------------------------   -------------------------------
                (1)         (2)         (3)                 (5)         (6)                   (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----    ---------
  1    46      2,578         0            58      1,728   200,000         304      1,975     200,000
  2    47      2,578         0         1,490      3,380   200,000       2,213      4,103     200,000
  3    48      2,578         0         2,185      4,990   200,000       3,632      6,436     200,000
  4    49      2,578         0         3,730      6,535   200,000       6,168      8,973     200,000
  5    50      2,578         0         5,189      7,994   200,000       8,907     11,712     200,000
  6    51      2,578         0         6,867      9,391   200,000      12,177     14,701     200,000
  7    52      2,578         0         8,463     10,706   200,000      15,703     17,946     200,000
  8    53      2,578         0         9,977     11,940   200,000      19,515     21,478     200,000
  9    54      2,578         0        11,413     13,096   200,000      23,647     25,330     200,000
 10    55      2,578         0        12,771     14,173   200,000      28,138     29,540     200,000

 11    56      2,578         0        14,161     15,283   200,000      33,240     34,362     200,000
 12    57      2,578         0        15,460     16,301   200,000      38,822     39,663     200,000
 13    58      2,578         0        16,668     17,229   200,000      44,945     45,506     200,000
 14    59      2,578         0        17,786     18,067   200,000      51,678     51,959     200,000
 15    60      2,578         0        18,817     18,817   200,000      59,101     59,101     200,000
 16    61      2,578         0        19,479     19,479   200,000      67,021     67,021     200,000
 17    62      2,578         0        20,011     20,011   200,000      75,788     75,788     200,000
 18    63      2,578         0        20,393     20,393   200,000      85,502     85,502     200,000
 19    64      2,578         0        20,605     20,605   200,000      96,279     96,279     200,000
 20    65      2,578         0        20,603     20,603   200,000     108,248    108,248     200,000

 21    66      2,578         0        20,396     20,396   200,000     121,622    121,622     200,000
 22    67      2,578         0        19,953     19,953   200,000     136,569    136,569     200,000
 23    68      2,578         0        19,249     19,249   200,000     153,322    153,322     200,000
 24    69      2,578         0        18,281     18,281   200,000     172,164    172,164     201,432
 25    70      2,578         0        17,023     17,023   200,000     193,172    193,172     224,080
 26    71      2,578         0        15,423     15,423   200,000     216,397    216,397     248,856
 27    72      2,578         0        13,384     13,384   200,000     242,119    242,119     273,594
 28    73      2,578         0        10,822     10,822   200,000     270,624    270,624     300,393
 29    74      2,578         0         7,579      7,579   200,000     302,233    302,233     329,434
 30    75      2,578         0         3,525      3,525   200,000     337,326    337,326     360,939

 31    76      2,578         0             0          0         0     376,346    376,346     395,164
 32    77      2,578         0             0          0         0     419,462    419,462     440,436
 33    78      2,578         0             0          0         0     467,087    467,087     490,442
 34    79      2,578         0             0          0         0     519,661    519,661     545,644
 35    80      2,578         0             0          0         0     577,667    577,667     606,551
 36    81      2,578         0             0          0         0     641,618    641,618     673,699
 37    82      2,578         0             0          0         0     712,063    712,063     747,666
 38    83      2,578         0             0          0         0     789,569    789,569     829,047
 39    84      2,578         0             0          0         0     874,734    874,734     918,469
 40    85      2,578         0             0          0         0     968,200    968,200   1,016,610

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
  1        304        1,975     200,000
  2      2,560        4,450     200,000
  3      4,335        7,139     200,000
  4      7,189        9,993     200,000
  5     10,276       13,081     200,000
  6     13,765       16,289     200,000
  7     17,556       19,800     200,000
  8     21,706       23,670     200,000
  9     26,256       27,938     200,000
 10     31,227       32,629     200,000

 11     36,857       37,978     200,000
 12     43,043       43,885     200,000
 13     49,875       50,436     200,000
 14     57,376       57,657     200,000
 15     65,703       65,703     200,000
 16     74,805       74,805     200,000
 17     84,947       84,947     200,000
 18     96,198       96,198     200,000
 19    108,752      108,752     200,000
 20    122,730      122,730     200,000

 21    138,355      138,355     200,000
 22    155,795      155,795     200,000
 23    175,275      175,275     206,825
 24    196,901      196,901     230,874
 25    220,864      220,864     256,202
 26    247,403      247,403     286,514
 27    276,836      276,836     312,825
 28    309,486      309,486     343,529
 29    345,715      345,715     376,829
 30    385,939      385,939     412,955

 31    430,622      430,622     452,153
 32    480,118      480,118     504,124
 33    534,930      534,930     561,677
 34    595,604      595,604     625,384
 35    662,760      662,760     695,898
 36    737,044      737,044     773,897
 37    819,203      819,203     860,163
 38    909,966      909,966     955,464
 39  1,010,175    1,010,175   1,060,684
 40  1,120,643    1,120,643   1,176,676

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    ---------
 41    86      2,578         0           0         0        0       1,070,631   1,070,631  1,124,162
 42    87      2,578         0           0         0        0       1,182,739   1,182,739  1,241,876
 43    88      2,578         0           0         0        0       1,305,245   1,305,245  1,370,507
 44    89      2,578         0           0         0        0       1,438,924   1,438,924  1,510,871
 45    90      2,578         0           0         0        0       1,584,524   1,584,524  1,663,750
 46    91      2,578         0           0         0        0       1,742,825   1,742,825  1,829,966
 47    92      2,578         0           0         0        0       1,918,971   1,918,971  1,995,730
 48    93      2,578         0           0         0        0       2,115,945   2,115,945  2,179,423
 49    94      2,578         0           0         0        0       2,337,473   2,337,473  2,384,223
 50    95      2,578         0           0         0        0       2,588,323   2,588,323  2,614,206

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41   1,242,284   1,242,284  1,304,378
 42   1,376,065   1,376,065  1,444,869
 43   1,523,011   1,523,011  1,599,161
 44   1,684,509   1,684,509  1,768,735
 45   1,861,818   1,861,818  1,954,909
 46   2,056,147   2,056,147  2,158,954
 47   2,272,091   2,272,091  2,362,974
 48   2,512,794   2,512,794  2,588,178
 49   2,782,128   2,782,128  2,837,771
 50   3,084,635   3,084,635  3,115,482

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                                TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00               MONY LIFE INSURANCE COMPANY
                                                    DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
  1    46     2,578         0         0       0          304        1,975    200,000
  2    47     2,578         0         0       0        2,560        4,450    200,000
  3    48     2,578         0         0       0        4,335        7,139    200,000
  4    49     2,578         0         0       0        7,189        9,993    200,000
  5    50     2,578         0         0       0       10,276       13,081    200,000
  6    51     2,578         0         0       0       13,765       16,289    200,000
  7    52     2,578         0         0       0       17,556       19,800    200,000
  8    53     2,578         0         0       0       21,706       23,670    200,000
  9    54     2,578         0         0       0       26,256       27,938    200,000
 10    55     2,578         0         0       0       31,227       32,629    200,000

 11    56     2,578         0         0       0       36,857       37,978    200,000
 12    57     2,578         0         0       0       43,043       43,885    200,000
 13    58     2,578         0         0       0       49,875       50,436    200,000
 14    59     2,578         0         0       0       57,376       57,657    200,000
 15    60     2,578         0         0       0       65,703       65,703    200,000
 16    61     2,578         0         0       0       74,805       74,805    200,000
 17    62     2,578         0         0       0       84,947       84,947    200,000
 18    63     2,578         0         0       0       96,198       96,198    200,000
 19    64     2,578         0         0       0      108,752      108,752    200,000
 20    65     2,578         0         0       0      122,730      122,730    200,000

 21    66     2,578         0         0       0      138,355      138,355    200,000
 22    67     2,578         0         0       0      155,795      155,795    200,000
 23    68     2,578         0         0       0      175,275      175,275    206,825
 24    69     2,578         0         0       0      196,901      196,901    230,374
 25    70     2,578         0         0       0      220,864      220,864    256,202
 26    71     2,578         0         0       0      247,403      247,403    284,514
 27    72     2,578         0         0       0      276,836      276,836    312,825
 28    73     2,578         0         0       0      309,486      309,486    343,529
 29    74     2,578         0         0       0      345,715      345,715    376,829
 30    75     2,578         0         0       0      385,939      385,939    412,955

 31    76     2,578         0         0       0      430,622      430,622    452,153
 32    77     2,578         0         0       0      480,118      480,118    504,124
 33    78     2,578         0         0       0      534,930      534,930    561,677
 34    79     2,578         0         0       0      595,604      595,604    625,384
 35    80     2,578         0         0       0      662,760      662,760    695,898
 36    81     2,578         0         0       0      737,044      737,044    773,897
 37    82     2,578         0         0       0      819,203      819,203    860,163
 38    83     2,578         0         0       0      909,966      909,966    955,464
 39    84     2,578         0         0       0    1,010,175    1,010,175  1,060,684
 40    85     2,578         0         0       0    1,120,643    1,120,643  1,176,676

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
FEMALE PREFERRED NON-SMOKER AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                             CURRENT CHARGES
                                                    ---------------------------------
                                                           12.00% (10.42% NET)
                                                    ---------------------------------
END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----     ---------
 41    86     2,578         0         0       0     1,242,284   1,242,284   1,304,398
 42    87     2,578         0         0       0     1,376,065   1,376,065   1,444,869
 43    88     2,578         0         0       0     1,523,011   1,523,011   1,599,161
 44    89     2,578         0         0       0     1,684,509   1,684,509   1,768,735
 45    90     2,578         0         0       0     1,861,818   1,861,818   1,954,909
 46    91     2,578         0         0       0     2,056,147   2,056,147   2,158,954
 47    92     2,578         0         0       0     2,272,091   2,272,091   2,362,974
 48    93     2,578         0         0       0     2,512,794   2,512,794   2,588,178
 49    94     2,578         0         0       0     2,782,128   2,782,128   2,837,771
 50    95     2,578         0         0       0     3,084,635   3,084,635   3,115,482

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,132.08           INITIAL GUIDELINE ANNUAL: $2,904.46             INITIAL TWO YEAR MINIMUM: $2,578.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                   MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                                   TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                  MONY LIFE INSURANCE COMPANY
                                                       DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (- 1.49% NET)             0.00% (- 1.49% NET)             0.00% (- 1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    46      4,162         0           622      2,704   200,000        622      2,704   200,000        622      2,704   200,000
  2    47      4,162         0         2,683      5,122   200,000      2,683      5,122   200,000      3,146      5,585   200,000
  3    48      4,162         0         3,492      7,405   200,000      3,492      7,405   200,000      4,385      8,298   200,000
  4    49      4,162         0         5,622      9,535   200,000      5,622      9,535   200,000      6,914     10,827   200,000
  5    50      4,162         0         7,603     11,516   200,000      7,603     11,516   200,000      9,310     13,223   200,000
  6    51      4,162         0         9,830     13,352   200,000      9,830     13,352   200,000     11,945     15,467   200,000
  7    52      4,162         0        11,894     15,025   200,000     11,894     15,025   200,000     14,433     17,563   200,000
  8    53      4,162         0        13,754     16,493   200,000     13,754     16,493   200,000     16,820     19,560   200,000
  9    54      4,162         0        15,414     17,762   200,000     15,414     17,762   200,000     19,068     21,416   200,000
 10    55      4,162         0        16,834     18,791   200,000     16,834     18,791   200,000     21,158     23,114   200,000

 11    56      4,162         0        18,228     19,794   200,000     18,228     19,794   200,000     23,180     24,745   200,000
 12    57      4,162         0        19,371     20,545   200,000     19,371     20,545   200,000     25,040     26,214   200,000
 13    58      4,162         0        20,242     21,025   200,000     20,242     21,025   200,000     26,554     27,337   200,000
 14    59      4,162         0        20,819     21,211   200,000     20,819     21,211   200,000     27,930     28,322   200,000
 15    60      4,162         0        21,101     21,101   200,000     21,101     21,101   200,000     29,109     29,109   200,000
 16    61      4,162         0        20,669     20,669   200,000     20,669     20,669   200,000     30,144     30,144   200,000
 17    62      4,162         0        19,847     19,847   200,000     19,847     19,847   200,000     30,943     30,943   200,000
 18    63      4,162         0        18,580     18,580   200,000     18,580     18,580   200,000     31,467     31,467   200,000
 19    64      4,162         0        16,812     16,812   200,000     16,812     16,812   200,000     31,715     31,715   200,000
 20    65      4,162         0        14,456     14,456   200,000     14,456     14,456   200,000     31,746     31,746   200,000

 21    66      4,162         0        11,503     11,503   200,000     11,503     11,503   200,000     31,601     31,601   200,000
 22    67      4,162         0         7,832      7,832   200,000      7,832      7,832   200,000     31,193     31,193   200,000
 23    68      4,162         0         3,348      3,348   200,000      3,348      3,348   200,000     30,477     30,477   200,000
 24    69      4,162         0             0          0         0          0          0         0     29,323     29,323   200,000
 25    70      4,162         0             0          0         0          0          0         0     27,616     27,616   200,000
 26    71      4,162         0             0          0         0          0          0         0     25,352     25,352   200,000
 27    72      4,162         0             0          0         0          0          0         0     22,400     22,400   200,000
 28    73      4,162         0             0          0         0          0          0         0     18,760     18,760   200,000
 29    74      4,162         0             0          0         0          0          0         0     14,231     14,231   200,000
 30    75      4,162         0             0          0         0          0          0         0      8,630      8,630   200,000
 31    76      4,162         0             0          0         0          0          0         0      1,997      1,997   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 77.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     4,162         0         0       0         622      2,704  200,000
  2    47     4,162         0         0       0       3,146      5,585  200,000
  3    48     4,162         0         0       0       4,385      8,298  200,000
  4    49     4,162         0         0       0       6,914     10,827  200,000
  5    50     4,162         0         0       0       9,310     13,223  200,000
  6    51     4,162         0         0       0      11,945     15,467  200,000
  7    52     4,162         0         0       0      14,433     17,563  200,000
  8    53     4,162         0         0       0      16,820     19,560  200,000
  9    54     4,162         0         0       0      19,068     21,416  200,000
 10    55     4,162         0         0       0      21,158     23,114  200,000

 11    56     4,162         0         0       0      23,180     24,745  200,000
 12    57     4,162         0         0       0      25,040     26,214  200,000
 13    58     4,162         0         0       0      26,554     27,337  200,000
 14    59     4,162         0         0       0      27,930     28,322  200,000
 15    60     4,162         0         0       0      29,109     29,109  200,000
 16    61     4,162         0         0       0      30,144     30,144  200,000
 17    62     4,162         0         0       0      30,943     30,943  200,000
 18    63     4,162         0         0       0      31,467     31,467  200,000
 19    64     4,162         0         0       0      31,715     31,715  200,000
 20    65     4,162         0         0       0      31,746     31,746  200,000

 21    66     4,162         0         0       0      31,601     31,601  200,000
 22    67     4,162         0         0       0      31,193     31,193  200,000
 23    68     4,162         0         0       0      30,477     30,477  200,000
 24    69     4,162         0         0       0      29,323     29,323  200,000
 25    70     4,162         0         0       0      27,616     27,616  200,000
 26    71     4,162         0         0       0      25,352     25,352  200,000
 27    72     4,162         0         0       0      22,400     22,400  200,000
 28    73     4,162         0         0       0      18,760     18,760  200,000
 29    74     4,162         0         0       0      14,231     14,231  200,000
 30    75     4,162         0         0       0       8,630      8,630  200,000
 31    76     4,162         0         0       0       1,997      1,997  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 77.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                 FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    46       4,162        0            622     2,704   200,000        818      2,901   200,000         818      2,901   200,000
  2    47       4,162        0          2,683     5,122   200,000      3,239      5,678   200,000       3,716      6,155   200,000
  3    48       4,162        0          3,492     7,405   200,000      4,568      8,482   200,000       5,516      9,430   200,000
  4    49       4,162        0          5,622     9,535   200,000      7,380     11,293   200,000       8,793     12,707   200,000
  5    50       4,162        0          7,603    11,516   200,000     10,204     14,118   200,000      12,124     16,038   200,000
  6    51       4,162        0          9,830    13,352   200,000     13,437     16,959   200,000      15,885     19,407   200,000
  7    52       4,162        0         11,894    15,025   200,000     16,670     19,800   200,000      19,691     22,821   200,000
  8    53       4,162        0         13,754    16,493   200,000     19,864     22,604   200,000      23,592     26,332   200,000
  9    54       4,162        0         15,414    17,762   200,000     23,024     25,372   200,000      27,556     29,904   200,000
 10    55       4,162        0         16,834    18,791   200,000     26,112     28,068   200,000      31,570     33,527   200,000

 11    56       4,162        0         18,228    19,794   200,000     29,400     30,966   200,000      35,803     37,369   200,000
 12    57       4,162        0         19,371    20,545   200,000     32,633     33,807   200,000      40,118     41,292   200,000
 13    58       4,162        0         20,242    21,025   200,000     35,795     36,578   200,000      44,354     45,137   200,000
 14    59       4,162        0         20,819    21,211   200,000     38,870     39,261   200,000      48,711     49,102   200,000
 15    60       4,162        0         21,101    21,101   200,000     41,860     41,860   200,000      53,148     53,148   200,000
 16    61       4,162        0         20,669    20,669   200,000     44,360     44,360   200,000      57,679     57,679   200,000
 17    62       4,162        0         19,847    19,847   200,000     46,704     46,704   200,000      62,303     62,303   200,000
 18    63       4,162        0         18,580    18,580   200,000     48,853     48,853   200,000      67,009     67,009   200,000
 19    64       4,162        0         16,812    16,812   200,000     50,768     50,768   200,000      71,816     71,816   200,000
 20    65       4,162        0         14,456    14,456   200,000     52,382     52,382   200,000      76,796     76,796   200,000

 21    66       4,162        0         11,503    11,503   200,000     53,718     53,718   200,000      82,034     82,034   200,000
 22    67       4,162        0          7,832     7,832   200,000     54,669     54,669   200,000      87,478     87,478   200,000
 23    68       4,162        0          3,348     3,348   200,000     55,171     55,171   200,000      93,133     93,133   200,000
 24    69       4,162        0              0         0         0     55,201     55,201   200,000      98,961     98,961   200,000
 25    70       4,162        0              0         0         0     54,640     54,640   200,000     104,946    104,946   200,000
 26    71       4,162        0              0         0         0     53,351     53,351   200,000     111,151    111,151   200,000
 27    72       4,162        0              0         0         0     51,184     51,184   200,000     117,583    117,583   200,000
 28    73       4,162        0              0         0         0     47,887     47,887   200,000     124,329    124,329   200,000
 29    74       4,162        0              0         0         0     43,186     43,186   200,000     131,405    131,405   200,000
 30    75       4,162        0              0         0         0     36,758     36,758   200,000     138,867    138,867   200,000

 31    76       4,162        0              0         0         0     28,109     28,109   200,000     146,871    146,871   200,000
 32    77       4,162        0              0         0         0     16,708     16,708   200,000     155,468    155,468   200,000
 33    78       4,162        0              0         0         0      1,912      1,912   200,000     164,800    164,800   200,000
 34    79       4,162        0              0         0         0          0          0         0     174,861    174,861   200,000
 35    80       4,162        0              0         0         0          0          0         0     186,129    186,129   200,000
 36    81       4,162        0              0         0         0          0          0         0     198,623    198,623   208,554
 37    82       4,162        0              0         0         0          0          0         0     211,562    211,562   222,140
 38    83       4,162        0              0         0         0          0          0         0     225,047    225,047   236,299
 39    84       4,162        0              0         0         0          0          0         0     239,014    239,014   250,965
 40    85       4,162        0              0         0         0          0          0         0     253,443    253,443   266,115

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                               CURRENT CHARGES
                                     -----------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------    -----   --------
 41    86      4,162         0           0         0        0           0         0        0        268,344    268,344  281,762
 42    87      4,162         0           0         0        0           0         0        0        283,679    283,679  297,863
 43    88      4,162         0           0         0        0           0         0        0        299,458    299,458  314,431
 44    89      4,162         0           0         0        0           0         0        0        315,663    315,663  331,446
 45    90      4,162         0           0         0        0           0         0        0        332,277    332,277  348,891
 46    91      4,162         0           0         0        0           0         0        0        349,240    349,240  366,702
 47    92      4,162         0           0         0        0           0         0        0        367,425    367,425  382,122
 48    93      4,162         0           0         0        0           0         0        0        387,057    387,057  398,669
 49    94      4,162         0           0         0        0           0         0        0        408,396    408,396  416,564
 50    95      4,162         0           0         0        0           0         0        0        431,750    431,750  436,068

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     4,162         0         0       0          818      2,901  200,000
  2    47     4,162         0         0       0        3,716      6,155  200,000
  3    48     4,162         0         0       0        5,516      9,430  200,000
  4    49     4,162         0         0       0        8,793     12,707  200,000
  5    50     4,162         0         0       0       12,124     16,038  200,000
  6    51     4,162         0         0       0       15,885     19,407  200,000
  7    52     4,162         0         0       0       19,691     22,821  200,000
  8    53     4,162         0         0       0       23,592     26,332  200,000
  9    54     4,162         0         0       0       27,556     29,904  200,000
 10    55     4,162         0         0       0       31,570     33,527  200,000

 11    56     4,162         0         0       0       35,803     37,369  200,000
 12    57     4,162         0         0       0       40,118     41,292  200,000
 13    58     4,162         0         0       0       44,354     45,137  200,000
 14    59     4,162         0         0       0       48,711     49,102  200,000
 15    60     4,162         0         0       0       53,148     53,148  200,000
 16    61     4,162         0         0       0       57,679     57,679  200,000
 17    62     4,162         0         0       0       62,303     62,303  200,000
 18    63     4,162         0         0       0       67,009     67,009  200,000
 19    64     4,162         0         0       0       71,816     71,816  200,000
 20    65     4,162         0         0       0       76,796     76,796  200,000

 21    66     4,162         0         0       0       82,034     82,034  200,000
 22    67     4,162         0         0       0       87,478     87,478  200,000
 23    68     4,162         0         0       0       93,133     93,133  200,000
 24    69     4,162         0         0       0       98,961     98,961  200,000
 25    70     4,162         0         0       0      104,946    104,946  200,000
 26    71     4,162         0         0       0      111,151    111,151  200,000
 27    72     4,162         0         0       0      117,583    117,583  200,000
 28    73     4,162         0         0       0      124,329    124,329  200,000
 29    74     4,162         0         0       0      131,405    131,405  200,000
 30    75     4,162         0         0       0      138,867    138,867  200,000

 31    76     4,162         0         0       0      146,871    146,871  200,000
 32    77     4,162         0         0       0      155,468    155,468  200,000
 33    78     4,162         0         0       0      164,800    164,800  200,000
 34    79     4,162         0         0       0      174,861    174,861  200,000
 35    80     4,162         0         0       0      186,129    186,129  200,000
 36    81     4,162         0         0       0      198,623    198,623  208,554
 37    82     4,162         0         0       0      211,562    211,562  222,140
 38    83     4,162         0         0       0      225,047    225,047  236,299
 39    84     4,162         0         0       0      239,014    239,014  250,965
 40    85     4,162         0         0       0      253,443    253,443  266,115

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    86     4,162         0         0       0      268,344    268,344  281,762
 42    87     4,162         0         0       0      283,679    283,679  297,863
 43    88     4,162         0         0       0      299,458    299,458  314,431
 44    89     4,162         0         0       0      315,663    315,663  331,446
 45    90     4,162         0         0       0      332,277    332,277  348,891
 46    91     4,162         0         0       0      349,240    349,240  366,702
 47    92     4,162         0         0       0      367,425    367,425  382,122
 48    93     4,162         0         0       0      387,057    387,057  398,669
 49    94     4,162         0         0       0      408,396    408,396  416,564
 50    95     4,162         0         0       0      431,750    431,750  436,068

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 79. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     ----------------------------------------------------------------
                                          0.00% (-1.49% NET)               12.00% (10.42% NET)
                                     -----------------------------   --------------------------------
                (1)         (2)         (3)                 (5)         (6)                    (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----    ---------
  1    46      4,162         0           622      2,704   200,000       1,015        3,097    200,000
  2    47      4,162         0         2,683      5,122   200,000       3,821        6,259    200,000
  3    48      4,162         0         3,492      7,405   200,000       5,741        9,654    200,000
  4    49      4,162         0         5,622      9,535   200,000       9,375       13,288    200,000
  5    50      4,162         0         7,603     11,516   200,000      13,281       17,194    200,000
  6    51      4,162         0         9,830     13,352   200,000      17,888       21,410    200,000
  7    52      4,162         0        11,894     15,025   200,000      22,823       25,954    200,000
  8    53      4,162         0        13,754     16,493   200,000      28,090       30,829    200,000
  9    54      4,162         0        15,414     17,762   200,000      33,738       36,086    200,000
 10    55      4,162         0        16,834     18,791   200,000      39,785       41,742    200,000

 11    56      4,162         0        18,228     19,794   200,000      46,654       48,219    200,000
 12    57      4,162         0        19,371     20,545   200,000      54,118       55,292    200,000
 13    58      4,162         0        20,242     21,025   200,000      62,258       63,041    200,000
 14    59      4,162         0        20,819     21,211   200,000      71,170       71,561    200,000
 15    60      4,162         0        21,101     21,101   200,000      80,987       80,987    200,000
 16    61      4,162         0        20,669     20,669   200,000      91,458       91,458    200,000
 17    62      4,162         0        19,847     19,847   200,000     103,117      103,117    200,000
 18    63      4,162         0        18,580     18,580   200,000     116,160      116,160    200,000
 19    64      4,162         0        16,812     16,812   200,000     130,830      130,830    200,000
 20    65      4,162         0        14,456     14,456   200,000     147,419      147,419    200,000

 21    66      4,162         0        11,503     11,503   200,000     166,399      166,399    200,000
 22    67      4,162         0         7,832      7,832   200,000     187,659      187,659    223,314
 23    68      4,162         0         3,348      3,348   200,000     211,020      211,020    249,003
 24    69      4,162         0             0          0         0     236,704      236,704    276,943
 25    70      4,162         0             0          0         0     264,935      264,935    307,324
 26    71      4,162         0             0          0         0     295,962      295,962    340,357
 27    72      4,162         0             0          0         0     330,269      330,269    373,204
 28    73      4,162         0             0          0         0     368,260      368,260    408,768
 29    74      4,162         0             0          0         0     410,425      410,425    447,364
 30    75      4,162         0             0          0         0     457,360      457,360    489,375

 31    76      4,162         0             0          0         0     509,768      509,768    535,256
 32    77      4,162         0             0          0         0     567,446      567,446    595,818
 33    78      4,162         0             0          0         0     630,892      630,892    662,437
 34    79      4,162         0             0          0         0     700,656      700,656    735,689
 35    80      4,162         0             0          0         0     777,320      777,320    816,186
 36    81      4,162         0             0          0         0     861,496      861,496    904,571
 37    82      4,162         0             0          0         0     953,840      953,840  1,001,532
 38    83      4,162         0             0          0         0   1,055,020    1,055,020  1,107,771
 39    84      4,162         0             0          0         0   1,165,737    1,165,737  1,224,023
 40    85      4,162         0             0          0         0   1,286,753    1,286,753  1,351,090

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
  1      1,015        3,097    200,000
  2      4,311        6,750    200,000
  3      6,744       10,657    200,000
  4     10,916       14,829    200,000
  5     15,435       19,349    200,000
  6     20,715       24,237    200,000
  7     26,414       29,545    200,000
  8     32,629       35,368    200,000
  9     39,383       41,731    200,000
 10     46,729       48,686    200,000

 11     55,018       56,583    200,000
 12     64,135       65,309    200,000
 13     74,053       74,836    200,000
 14     85,067       85,459    200,000
 15     97,294       97,294    200,000
 16    110,793      110,793    200,000
 17    125,880      125,880    200,000
 18    142,788      142,788    200,000
 19    161,816      161,816    200,652
 20    183,057      183,057    223,330

 21    206,634      206,634    247,961
 22    232,663      232,663    276,869
 23    261,393      261,393    308,444
 24    293,077      293,077    342,900
 25    327,996      327,996    380,475
 26    366,500      366,500    421,475
 27    409,101      409,101    462,284
 28    456,323      456,323    506,518
 29    508,718      508,718    554,303
 30    566,955      566,955    606,642

 31    631,865      631,865    663,458
 32    703,501      703,501    738,677
 33    782,508      782,508    821,634
 34    869,296      869,296    912,761
 35    964,767      964,767  1,013,006
 36  1,069,756    1,069,756  1,123,244
 37  1,185,042    1,185,042  1,244,294
 38  1,312,126    1,312,126  1,377,733
 39  1,451,694    1,451,694  1,524,279
 40  1,604,713    1,604,713  1,684,949

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    ---------
 41    86      4,162         0           0         0        0       1,418,894   1,418,894  1,489,839
 42    87      4,162         0           0         0        0       1,563,074   1,563,074  1,641,228
 43    88      4,162         0           0         0        0       1,720,280   1,720,280  1,806,294
 44    89      4,162         0           0         0        0       1,891,423   1,891,423  1,985,994
 45    90      4,162         0           0         0        0       2,077,583   2,077,583  2,181,462
 46    91      4,162         0           0         0        0       2,279,880   2,279,880  2,393,874
 47    92      4,162         0           0         0        0       2,506,421   2,506,421  2,606,677
 48    93      4,162         0           0         0        0       2,761,292   2,761,292  2,844,131
 49    94      4,162         0           0         0        0       3,049,265   3,049,265  3,110,250
 50    95      4,162         0           0         0        0       3,376,529   3,376,529  3,410,294

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41   1,772,428   1,772,428  1,861,049
 42   1,955,847   1,955,847  2,053,640
 43   2,156,393   2,156,393  2,264,213
 44   2,375,396   2,375,396  2,494,166
 45   2,614,294   2,614,294  2,745,008
 46   2,874,237   2,874,237  3,017,948
 47   3,164,492   3,164,492  3,291,072
 48   3,490,076   3,490,076  3,594,778
 49   3,857,017   3,857,017  3,934,157
 50   4,272,656   4,272,656  4,315,383

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                                    MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                  INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
  1    46     4,162         0         0       0        1,015        3,097    200,000
  2    47     4,162         0         0       0        4,311        6,750    200,000
  3    48     4,162         0         0       0        6,744       10,657    200,000
  4    49     4,162         0         0       0       10,916       14,829    200,000
  5    50     4,162         0         0       0       15,435       19,349    200,000
  6    51     4,162         0         0       0       20,715       24,237    200,000
  7    52     4,162         0         0       0       26,414       29,545    200,000
  8    53     4,162         0         0       0       32,629       35,368    200,000
  9    54     4,162         0         0       0       39,383       41,731    200,000
 10    55     4,162         0         0       0       46,729       48,686    200,000

 11    56     4,162         0         0       0       55,018       56,583    200,000
 12    57     4,162         0         0       0       64,135       65,309    200,000
 13    58     4,162         0         0       0       74,053       74,836    200,000
 14    59     4,162         0         0       0       85,067       85,459    200,000
 15    60     4,162         0         0       0       97,294       97,294    200,000
 16    61     4,162         0         0       0      110,793      110,793    200,000
 17    62     4,162         0         0       0      125,880      125,880    200,000
 18    63     4,162         0         0       0      142,788      142,788    200,000
 19    64     4,162         0         0       0      161,816      161,816    200,652
 20    65     4,162         0         0       0      183,057      183,057    223,330

 21    66     4,162         0         0       0      206,634      206,634    247,961
 22    67     4,162         0         0       0      232,663      232,663    276,869
 23    68     4,162         0         0       0      261,393      261,393    308,444
 24    69     4,162         0         0       0      293,077      293,077    342,900
 25    70     4,162         0         0       0      327,996      327,996    380,475
 26    71     4,162         0         0       0      366,500      366,500    421,475
 27    72     4,162         0         0       0      409,101      409,101    462,284
 28    73     4,162         0         0       0      456,323      456,323    506,518
 29    74     4,162         0         0       0      508,718      508,718    554,503
 30    75     4,162         0         0       0      566,955      566,955    606,642

 31    76     4,162         0         0       0      631,865      631,865    663,458
 32    77     4,162         0         0       0      703,501      703,501    738,677
 33    78     4,162         0         0       0      782,508      782,508    821,634
 34    79     4,162         0         0       0      869,296      869,296    912,761
 35    80     4,162         0         0       0      964,767      964,767  1,013,006
 36    81     4,162         0         0       0    1,069,756    1,069,756  1,123,244
 37    82     4,162         0         0       0    1,185,042    1,185,042  1,244,294
 38    83     4,162         0         0       0    1,312,126    1,312,126  1,377,733
 39    84     4,162         0         0       0    1,451,694    1,451,694  1,524,279
 40    85     4,162         0         0       0    1,604,713    1,604,713  1,684,949

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS


           ALLOCATION OF VALUES
FOR:                                                    MONY EQUITYMASTER                              SPECIFIED AMOUNT = $200,000
MALE STANDARD SMOKER AGE 45                       FLEXIBLE PREMIUM VARIABLE LIFE                           INITIAL DEATH BENEFIT =
TABLE: 0                                                    TO AGE 95                                             SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 4,162.00                   MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 41    86     4,162         0         0       0     1,772,428   1,772,428  1,861,049
 42    87     4,162         0         0       0     1,955,847   1,955,847  2,053,640
 43    88     4,162         0         0       0     2,156,393   2,156,393  2,264,213
 44    89     4,162         0         0       0     2,375,396   2,375,396  2,494,166
 45    90     4,162         0         0       0     2,614,294   2,614,294  2,745,008
 46    91     4,162         0         0       0     2,874,237   2,874,237  3,017,948
 47    92     4,162         0         0       0     3,164,492   3,164,492  3,291,072
 48    93     4,162         0         0       0     3,490,076   3,490,076  3,594,778
 49    94     4,162         0         0       0     3,857,017   3,857,017  3,934,157
 50    95     4,162         0         0       0     4,272,656   4,272,656  4,315,383

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $57,396.36           INITIAL GUIDELINE ANNUAL: $4,697.10             INITIAL TWO YEAR MINIMUM: $4,162.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                         MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                         TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
1ST YR ANNUAL PREMIUM = 3,088.00        MONY LIFE INSURANCE COMPANY
                                             DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                              CURRENT CHARGES
                                     ------------------------------------------------------------   ----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)             0.00% (-1.49% NET)
                                     -----------------------------   ----------------------------   ----------------------------
                (1)         (2)         (3)                 (5)         (6)                (8)         (9)                (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)   BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND   PAYABLE       ON        FUND   PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----   --------   ---------   -----   --------
  1    46      3,088         0           347      2,150   202,150        347      2,150  202,150        347      2,150  202,150
  2    47      3,088         0         1,578      4,184   204,184      1,578      4,184  204,184      1,888      4,493  204,493
  3    48      3,088         0         2,979      6,140   206,140      2,979      6,140  206,140      3,545      6,707  206,707
  4    49      3,088         0         4,834      7,996   207,996      4,834      7,996  207,996      5,607      8,769  208,769
  5    50      3,088         0         6,591      9,753   209,753      6,591      9,753  209,753      7,566     10,728  210,728
  6    51      3,088         0         8,566     11,412   211,412      8,566     11,412  211,412      9,694     12,539  212,539
  7    52      3,088         0        10,422     12,951   212,951     10,422     12,951  212,951     11,746     14,276  214,276
  8    53      3,088         0        12,159     14,372   214,372     12,159     14,372  214,372     13,725     15,939  215,939
  9    54      3,088         0        13,755     15,652   215,652     13,755     15,652  215,652     15,656     17,553  217,553
 10    55      3,088         0        15,214     16,795   216,795     15,214     16,795  216,795     17,515     19,096  219,096

 11    56      3,088         0        16,667     17,932   217,932     16,667     17,932  217,932     19,374     20,639  220,639
 12    57      3,088         0        17,941     18,890   218,890     17,941     18,890  218,890     21,027     21,976  221,976
 13    58      3,088         0        19,039     19,671   219,671     19,039     19,671  219,671     22,572     23,204  223,204
 14    59      3,088         0        19,938     20,254   220,254     19,938     20,254  220,254     24,032     24,348  224,348
 15    60      3,088         0        20,616     20,616   220,616     20,616     20,616  220,616     25,434     25,434  225,434
 16    61      3,088         0        20,736     20,736   220,736     20,736     20,736  220,736     26,675     26,675  226,675
 17    62      3,088         0        20,592     20,592   220,592     20,592     20,592  220,592     27,761     27,761  227,761
 18    63      3,088         0        20,187     20,187   220,187     20,187     20,187  220,187     28,645     28,645  228,645
 19    64      3,088         0        19,428     19,428   219,428     19,428     19,428  219,428     29,401     29,401  229,401
 20    65      3,088         0        18,295     18,295   218,295     18,295     18,295  218,295     30,030     30,030  230,030

 21    66      3,088         0        16,804     16,804   216,804     16,804     16,804  216,804     30,546     30,546  230,546
 22    67      3,088         0        14,875     14,875   214,875     14,875     14,875  214,875     30,915     30,915  230,915
 23    68      3,088         0        12,464     12,464   212,464     12,464     12,464  212,464     31,065     31,065  231,065
 24    69      3,088         0         9,527      9,527   209,527      9,527      9,527  209,527     30,950     30,950  230,950
 25    70      3,088         0         6,047      6,047   206,047      6,047      6,047  206,047     30,503     30,503  230,503
 26    71      3,088         0         1,934      1,934   201,934      1,934      1,934  201,934     29,750     29,750  229,750
 27    72      3,088         0             0          0         0          0          0        0     28,599     28,599  228,599
 28    73      3,088         0             0          0         0          0          0        0     27,101     27,101  227,101
 29    74      3,088         0             0          0         0          0          0        0     25,116     25,116  225,116
 30    75      3,088         0             0          0         0          0          0        0     22,627     22,627  222,627

 31    76      3,088         0             0          0         0          0          0        0     19,661     19,661  219,661
 32    77      3,088         0             0          0         0          0          0        0     16,080     16,080  216,080
 33    78      3,088         0             0          0         0          0          0        0     11,771     11,771  211,771
 34    79      3,088         0             0          0         0          0          0        0      5,977      5,977  205,977

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the Actual Rates of Investment Return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                          PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    46     3,088         0         0       0         347      2,150  202,150
  2    47     3,088         0         0       0       1,888      4,493  204,493
  3    48     3,088         0         0       0       3,545      6,707  206,707
  4    49     3,088         0         0       0       5,607      8,769  208,769
  5    50     3,088         0         0       0       7,566     10,728  210,728
  6    51     3,088         0         0       0       9,694     12,539  212,539
  7    52     3,088         0         0       0      11,746     14,276  214,276
  8    53     3,088         0         0       0      13,725     15,939  215,939
  9    54     3,088         0         0       0      15,656     17,553  217,553
 10    55     3,088         0         0       0      17,515     19,096  219,096

 11    56     3,088         0         0       0      19,374     20,639  220,639
 12    57     3,088         0         0       0      21,027     21,976  221,976
 13    58     3,088         0         0       0      22,572     23,204  223,204
 14    59     3,088         0         0       0      24,032     24,348  224,348
 15    60     3,088         0         0       0      25,434     25,434  225,434
 16    61     3,088         0         0       0      26,675     26,675  226,675
 17    62     3,088         0         0       0      27,761     27,761  227,761
 18    63     3,088         0         0       0      28,645     28,645  228,645
 19    64     3,088         0         0       0      29,401     29,401  229,401
 20    65     3,088         0         0       0      30,030     30,030  230,030

 21    66     3,088         0         0       0      30,546     30,546  230,546
 22    67     3,088         0         0       0      30,915     30,915  230,915
 23    68     3,088         0         0       0      31,065     31,065  231,065
 24    69     3,088         0         0       0      30,950     30,950  230,950
 25    70     3,088         0         0       0      30,503     30,503  230,503
 26    71     3,088         0         0       0      29,750     29,750  229,750
 27    72     3,088         0         0       0      28,599     28,599  228,599
 28    73     3,088         0         0       0      27,101     27,101  227,101
 29    74     3,088         0         0       0      25,116     25,116  225,116
 30    75     3,088         0         0       0      22,627     22,627  222,627

 31    76     3,088         0         0       0      19,661     19,661  219,661
 32    77     3,088         0         0       0      16,080     16,080  216,080
 33    78     3,088         0         0       0      11,771     11,771  211,771
 34    79     3,088         0         0       0       5,977      5,977  205,977

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                              MONY EQUITYMASTER                    SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                   SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00             MONY LIFE INSURANCE COMPANY                           PLUS FUND VALUE
                                                  DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    46      3,088         0           347      2,150   202,150        497      2,300   202,300         497      2,300   202,300
  2    47      3,088         0         1,578      4,184   204,184      2,010      4,616   204,616       2,329      4,935   204,935
  3    48      3,088         0         2,979      6,140   206,140      3,824      6,986   206,986       4,429      7,590   207,590
  4    49      3,088         0         4,834      7,996   207,996      6,227      9,389   209,389       7,079     10,241   210,241
  5    50      3,088         0         6,591      9,753   209,753      8,663     11,824   211,824       9,774     12,936   212,936
  6    51      3,088         0         8,566     11,412   211,412     11,450     14,295   214,295      12,783     15,629   215,629
  7    52      3,088         0        10,422     12,951   212,951     14,249     16,778   216,778      15,863     18,392   218,392
  8    53      3,088         0        12,159     14,372   214,372     17,061     19,274   219,274      19,017     21,230   221,230
  9    54      3,088         0        13,755     15,652   215,652     19,861     21,758   221,758      22,273     24,170   224,170
 10    55      3,088         0        15,214     16,795   216,795     22,649     24,230   224,230      25,611     27,192   227,192

 11    56      3,088         0        16,667     17,932   217,932     25,602     26,867   226,867      29,156     30,421   230,421
 12    57      3,088         0        17,941     18,890   218,890     28,515     29,463   229,463      32,665     33,613   233,613
 13    58      3,088         0        19,039     19,671   219,671     31,384     32,017   232,017      36,234     36,866   236,866
 14    59      3,088         0        19,938     20,254   220,254     34,184     34,500   234,500      39,891     40,207   240,207
 15    60      3,088         0        20,616     20,616   220,616     36,885     36,885   236,885      43,666     43,666   243,666
 16    61      3,088         0        20,736     20,736   220,736     39,143     39,143   239,143      47,470     47,470   247,470
 17    62      3,088         0        20,592     20,592   220,592     41,243     41,243   241,243      51,315     51,315   251,315
 18    63      3,088         0        20,187     20,187   220,187     43,176     43,176   243,176      55,155     55,155   255,155
 19    64      3,088         0        19,428     19,428   219,428     44,836     44,836   244,836      59,064     59,064   259,064
 20    65      3,088         0        18,295     18,295   218,295     46,184     46,184   246,184      63,044     63,044   263,044

 21    66      3,088         0        16,804     16,804   216,804     47,221     47,221   247,221      67,115     67,115   267,115
 22    67      3,088         0        14,875     14,875   214,875     47,841     47,841   247,841      71,241     71,241   271,241
 23    68      3,088         0        12,464     12,464   212,464     47,975     47,975   247,975      75,351     75,351   275,351
 24    69      3,088         0         9,527      9,527   209,527     47,549     47,549   247,549      79,395     79,395   279,395
 25    70      3,088         0         6,047      6,047   206,047     46,510     46,510   246,510      83,296     83,296   283,296
 26    71      3,088         0         1,934      1,934   201,934     44,729     44,729   244,729      87,071     87,071   287,071
 27    72      3,088         0             0          0         0     41,947     41,947   241,947      90,615     90,615   290,615
 28    73      3,088         0             0          0         0     38,238     38,238   238,238      93,966     93,966   293,966
 29    74      3,088         0             0          0         0     33,334     33,334   233,334      96,967     96,967   296,967
 30    75      3,088         0             0          0         0     27,002     27,002   227,002      99,575     99,575   299,575

 31    76      3,088         0             0          0         0     19,073     19,073   219,073     101,796    101,796   301,796
 32    77      3,088         0             0          0         0      9,394      9,394   209,394     103,463    103,463   303,463
 33    78      3,088         0             0          0         0          0          0         0     104,424    104,424   304,424
 34    79      3,088         0             0          0         0          0          0         0     103,855    103,855   303,855
 35    80      3,088         0             0          0         0          0          0         0     102,125    102,125   302,125
 36    81      3,088         0             0          0         0          0          0         0      99,150     99,150   299,150
 37    82      3,088         0             0          0         0          0          0         0      94,622     94,622   294,622
 38    83      3,088         0             0          0         0          0          0         0      89,425     89,425   289,425
 39    84      3,088         0             0          0         0          0          0         0      82,736     82,736   282,736
 40    85      3,088         0             0          0         0          0          0         0      74,162     74,162   274,162

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 80.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                          PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                         GUARANTEED CHARGES                              CURRENT CHARGES
                                     -----------------------------------------------------------   ----------------------------
                                          0.00% (-1.49% NET)             6.00% (4.46% NET)              6.00% (4.46% NET)
                                     ----------------------------   ----------------------------   ----------------------------
                (1)         (2)         (3)                (5)         (6)                (8)         (9)                (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)   BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON       FUND    PAYABLE       ON        FUND   PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----   --------   ---------   -----   --------
 41    86      3,088         0           0         0        0           0         0        0        63,607     63,607  263,607
 42    87      3,088         0           0         0        0           0         0        0        50,628     50,628  250,628
 43    88      3,088         0           0         0        0           0         0        0        35,129     35,129  235,129
 44    89      3,088         0           0         0        0           0         0        0        16,836     16,836  216,836

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                               FUND VALUE
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    46     3,088         0         0       0          497      2,300  202,300
  2    47     3,088         0         0       0        2,329      4,935  204,935
  3    48     3,088         0         0       0        4,429      7,590  207,590
  4    49     3,088         0         0       0        7,079     10,241  210,241
  5    50     3,088         0         0       0        9,774     12,936  212,936
  6    51     3,088         0         0       0       12,783     15,629  215,629
  7    52     3,088         0         0       0       15,863     18,392  218,392
  8    53     3,088         0         0       0       19,017     21,230  221,230
  9    54     3,088         0         0       0       22,273     24,170  224,170
 10    55     3,088         0         0       0       25,611     27,192  227,192

 11    56     3,088         0         0       0       29,156     30,421  230,421
 12    57     3,088         0         0       0       32,665     33,613  233,613
 13    58     3,088         0         0       0       36,234     36,866  236,866
 14    59     3,088         0         0       0       39,891     40,207  240,207
 15    60     3,088         0         0       0       43,666     43,666  243,666
 16    61     3,088         0         0       0       47,470     47,470  247,470
 17    62     3,088         0         0       0       51,315     51,315  251,315
 18    63     3,088         0         0       0       55,155     55,155  255,155
 19    64     3,088         0         0       0       59,064     59,064  259,064
 20    65     3,088         0         0       0       63,044     63,044  263,044

 21    66     3,088         0         0       0       67,115     67,115  267,115
 22    67     3,088         0         0       0       71,241     71,241  271,241
 23    68     3,088         0         0       0       75,351     75,351  275,351
 24    69     3,088         0         0       0       79,395     79,395  279,395
 25    70     3,088         0         0       0       83,296     83,296  283,296
 26    71     3,088         0         0       0       87,071     87,071  287,071
 27    72     3,088         0         0       0       90,615     90,615  290,615
 28    73     3,088         0         0       0       93,966     93,966  293,966
 29    74     3,088         0         0       0       96,967     96,967  296,967
 30    75     3,088         0         0       0       99,575     99,575  299,575

 31    76     3,088         0         0       0      101,796    101,796  301,796
 32    77     3,088         0         0       0      103,463    103,463  303,463
 33    78     3,088         0         0       0      104,424    104,424  304,424
 34    79     3,088         0         0       0      103,855    103,855  303,855
 35    80     3,088         0         0       0      102,125    102,125  302,125
 36    81     3,088         0         0       0       99,150     99,150  299,150
 37    82     3,088         0         0       0       94,622     94,622  294,622
 38    83     3,088         0         0       0       89,425     89,425  289,425
 39    84     3,088         0         0       0       82,736     82,736  282,736
 40    85     3,088         0         0       0       74,162     74,162  274,162

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                               FUND VALUE
                                                   DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         6.00% (4.46% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
 41    86     3,088         0         0       0      63,607     63,607  263,607
 42    87     3,088         0         0       0      50,628     50,628  250,628
 43    88     3,088         0         0       0      35,129     35,129  235,129
 44    89     3,088         0         0       0      16,836     16,836  216,836

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                               FUND VALUE
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     --------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                  (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----    --------
  1    46      3,088         0           347      2,150   202,150         647      2,450   202,450
  2    47      3,088         0         1,578      4,184   204,184       2,460      5,066   205,066
  3    48      3,088         0         2,979      6,140   206,140       4,743      7,904   207,904
  4    49      3,088         0         4,834      7,996   207,996       7,801     10,962   210,962
  5    50      3,088         0         6,591      9,753   209,753      11,101     14,263   214,263
  6    51      3,088         0         8,566     11,412   211,412      14,986     17,831   217,831
  7    52      3,088         0        10,422     12,951   212,951      19,141     21,670   221,670
  8    53      3,088         0        12,159     14,372   214,372      23,595     25,808   225,808
  9    54      3,088         0        13,755     15,652   215,652      28,353     30,250   230,250
 10    55      3,088         0        15,214     16,795   216,795      33,447     35,028   235,028

 11    56      3,088         0        16,667     17,932   217,932      39,161     40,426   240,426
 12    57      3,088         0        17,941     18,890   218,890      45,289     46,238   246,238
 13    58      3,088         0        19,039     19,671   219,671      51,877     52,510   252,510
 14    59      3,088         0        19,938     20,254   220,254      58,950     59,267   259,267
 15    60      3,088         0        20,616     20,616   220,616      66,536     66,536   266,536
 16    61      3,088         0        20,736     20,736   220,736      74,349     74,349   274,349
 17    62      3,088         0        20,592     20,592   220,592      82,740     82,740   282,740
 18    63      3,088         0        20,187     20,187   220,187      91,773     91,773   291,773
 19    64      3,088         0        19,428     19,428   219,428     101,415    101,415   301,415
 20    65      3,088         0        18,295     18,295   218,295     111,709    111,709   311,709

 21    66      3,088         0        16,804     16,804   216,804     122,744    122,744   322,744
 22    67      3,088         0        14,875     14,875   214,875     134,506    134,506   334,506
 23    68      3,088         0        12,464     12,464   212,464     147,026    147,026   347,026
 24    69      3,088         0         9,527      9,527   209,527     160,335    160,335   360,335
 25    70      3,088         0         6,047      6,047   206,047     174,495    174,495   374,495
 26    71      3,088         0         1,934      1,934   201,934     189,498    189,498   389,498
 27    72      3,088         0             0          0         0     205,206    205,206   405,206
 28    73      3,088         0             0          0         0     221,825    221,825   421,825
 29    74      3,088         0             0          0         0     239,226    239,226   439,226
 30    75      3,088         0             0          0         0     257,317    257,317   457,317

 31    76      3,088         0             0          0         0     276,072    276,072   476,072
 32    77      3,088         0             0          0         0     295,488    295,488   495,488
 33    78      3,088         0             0          0         0     315,560    315,560   515,560
 34    79      3,088         0             0          0         0     336,286    336,286   536,286
 35    80      3,088         0             0          0         0     357,634    357,634   557,634
 36    81      3,088         0             0          0         0     379,495    379,495   579,495
 37    82      3,088         0             0          0         0     401,723    401,723   601,723
 38    83      3,088         0             0          0         0     424,028    424,028   624,028
 39    84      3,088         0             0          0         0     446,112    446,112   646,112
 40    85      3,088         0             0          0         0     467,672    467,672   667,672

              CURRENT CHARGES
      -------------------------------
            12.00% (10.42% NET)
      -------------------------------
         (9)                  (11)
END     VALUE      (10)      BENEFIT
 OF      ON        FUND      PAYABLE
YEAR  SURRENDER    VALUE    AT DEATH
----  ---------    -----    --------
  1        647      2,450     202,450
  2      2,790      5,395     205,395
  3      5,385      8,547     208,547
  4      8,738     11,900     211,900
  5     12,364     15,526     215,526
  6     16,558     19,403     219,403
  7     21,105     23,634     223,634
  8     26,042     28,255     228,255
  9     31,435     33,332     233,332
 10     37,306     38,887     238,887

 11     43,901     45,165     245,165
 12     50,981     51,929     251,929
 13     58,701     59,334     259,334
 14     67,158     67,474     267,474
 15     76,458     76,458     276,458
 16     86,604     86,604     286,604
 17     97,712     97,712     297,712
 18    109,835    109,835     309,835
 19    123,161    123,161     323,161
 20    137,822    137,822     337,822

 21    153,983    153,983     353,983
 22    171,765    171,765     371,765
 23    191,269    191,269     391,269
 24    212,633    212,633     212,633
 25    235,986    235,986     435,986
 26    261,572    261,572     461,572
 27    289,532    289,532     489,532
 28    320,180    320,180     520,180
 29    353,657    353,657     553,657
 30    390,248    390,248     590,248

 31    430,320    430,320     630,320
 32    474,104    474,104     674,104
 33    521,878    521,878     721,878
 34    573,269    573,269     773,269
 35    629,130    629,130     829,130
 36    689,926    689,926     889,926
 37    755,945    755,945     955,945
 38    828,751    828,751   1,028,751
 39    908,275    908,275   1,108,275
 40    994,923    994,923   1,194,923

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                             SPECIFIED AMOUNT PLUS
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                               FUND VALUE
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES
                                     -------------------------------------------------------------
                                          0.00% (-1.49% NET)             12.00% (10.42% NET)
                                     ----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                  (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE       (7)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------    -----    --------
 41    86      3,088         0           0         0        0        488,423    488,423   688,423
 42    87      3,088         0           0         0        0        508,097    508,097   708,097
 43    88      3,088         0           0         0        0        526,450    526,450   726,450
 44    89      3,088         0           0         0        0        543,209    543,209   743,209
 45    90      3,088         0           0         0        0        558,098    558,098   758,098
 46    91      3,088         0           0         0        0        570,708    570,708   770,708
 47    92      3,088         0           0         0        0        580,511    580,511   780,511
 48    93      3,088         0           0         0        0        586,791    586,791   786,791
 49    94      3,088         0           0         0        0        588,501    588,501   788,501
 50    95      3,088         0           0         0        0        583,540    583,540   783,540

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     --------
 41   1,089,479   1,089,479   1,289,479
 42   1,192,454   1,192,454   1,392,454
 43   1,304,797   1,304,797   1,504,797
 44   1,427,383   1,427,383   1,627,383
 45   1,561,159   1,561,159   1,761,159
 46   1,706,920   1,706,920   1,906,920
 47   1,865,093   1,865,093   2,065,093
 48   2,035,439   2,035,439   2,235,439
 49   2,218,861   2,218,861   2,418,861
 50   2,415,931   2,415,931   2,615,931

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change the hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                          PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                         12.00% (10.42% NET)
                                                    ------------------------------
END                    UNSCHEDULED                                        BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   ---------
  1    46     3,088         0         0       0          647      2,450    202,450
  2    47     3,088         0         0       0        2,790      5,395    205,395
  3    48     3,088         0         0       0        5,385      8,547    208,547
  4    49     3,088         0         0       0        8,738     11,900    211,900
  5    50     3,088         0         0       0       12,364     15,526    215,526
  6    51     3,088         0         0       0       16,558     19,403    219,403
  7    52     3,088         0         0       0       21,105     23,634    223,634
  8    53     3,088         0         0       0       26,042     28,255    228,255
  9    54     3,088         0         0       0       31,435     33,332    233,332
 10    55     3,088         0         0       0       37,306     38,887    238,887

 11    56     3,088         0         0       0       43,901     45,165    245,165
 12    57     3,088         0         0       0       50,981     51,929    251,929
 13    58     3,088         0         0       0       58,701     59,334    259,334
 14    59     3,088         0         0       0       67,158     67,474    267,474
 15    60     3,088         0         0       0       76,458     76,458    276,458
 16    61     3,088         0         0       0       86,604     86,604    286,604
 17    62     3,088         0         0       0       97,712     97,712    297,712
 18    63     3,088         0         0       0      109,835    109,835    309,835
 19    64     3,088         0         0       0      123,161    123,161    323,161
 20    65     3,088         0         0       0      137,822    137,822    337,822

 21    66     3,088         0         0       0      153,983    153,983    353,983
 22    67     3,088         0         0       0      171,765    171,765    371,765
 23    68     3,088         0         0       0      191,269    191,269    391,269
 24    69     3,088         0         0       0      212,633    212,633    412,633
 25    70     3,088         0         0       0      235,986    235,986    435,986
 26    71     3,088         0         0       0      261,572    261,572    461,572
 27    72     3,088         0         0       0      289,532    289,532    489,532
 28    73     3,088         0         0       0      320,180    320,180    520,180
 29    74     3,088         0         0       0      353,657    353,657    553,657
 30    75     3,088         0         0       0      390,248    390,248    590,248

 31    76     3,088         0         0       0      430,320    430,320    630,320
 32    77     3,088         0         0       0      474,104    474,104    674,104
 33    78     3,088         0         0       0      521,878    521,878    721,878
 34    79     3,088         0         0       0      573,269    573,269    773,269
 35    80     3,088         0         0       0      629,130    629,130    829,130
 36    81     3,088         0         0       0      689,926    689,926    889,926
 37    82     3,088         0         0       0      755,945    755,945    955,945
 38    83     3,088         0         0       0      828,751    828,751  1,028,751
 39    84     3,088         0         0       0      908,275    908,275  1,108,275
 40    85     3,088         0         0       0      994,923    994,923  1,194,923

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00              MONY LIFE INSURANCE COMPANY                          PLUS FUND VALUE
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
 41    86     3,088         0         0       0     1,089,479   1,089,479  1,289,479
 42    87     3,088         0         0       0     1,192,454   1,192,454  1,392,454
 43    88     3,088         0         0       0     1,304,797   1,304,797  1,504,797
 44    89     3,088         0         0       0     1,427,383   1,427,383  1,627,383
 45    90     3,088         0         0       0     1,561,159   1,561,159  1,761,159
 46    91     3,088         0         0       0     1,706,920   1,706,920  1,906,920
 47    92     3,088         0         0       0     1,865,093   1,865,093  2,065,093
 48    93     3,088         0         0       0     2,035,439   2,035,439  2,235,439
 49    94     3,088         0         0       0     2,218,861   2,218,861  2,418,861
 50    95     3,088         0         0       0     2,415,931   2,415,931  2,615,931

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $44,533.12           INITIAL GUIDELINE ANNUAL: $7,915.78             INITIAL TWO YEAR MINIMUM: $3,088.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    36      1,646         0             0        888   200,000          0        888   200,000          0        888   200,000
  2    37      1,646         0           343      1,968   200,000        343       1968   200,000        437      2,062   200,000
  3    38      1,646         0           775      3,010   200,000        775      3,010   200,000        985      3,220   200,000
  4    39      1,646         0         1,780      4,015   200,000      1,780      4,015   200,000      2,081      4,315   200,000
  5    40      1,646         0         2,749      4,984   200,000      2,749      4,984   200,000      3,139      5,373   200,000
  6    41      1,646         0         3,906      5,917   200,000      3,906      5,917   200,000      4,360      6,371   200,000
  7    42      1,646         0         5,005      6,793   200,000      5,005      6,793   200,000      5,545      7,332   200,000
  8    43      1,646         0         6,071      7,635   200,000      6,071      7,635   200,000      6,718      8,282   200,000
  9    44      1,646         0         7,080      8,421   200,000      7,080      8,421   200,000      7,855      9,196   200,000
 10    45      1,646         0         8,035      9,152   200,000      8,035      9,152   200,000      8,959     10,076   200,000

 11    46      1,646         0         9,019      9,913   200,000      9,019      9,913   200,000     10,072     10,966   200,000
 12    47      1,646         0         9,953     10,623   200,000      9,953     10,623   200,000     11,135     11,805   200,000
 13    48      1,646         0        10,838     11,285   200,000     10,838     11,285   200,000     12,168     12,615   200,000
 14    49      1,646         0        11,651     11,874   200,000     11,651     11,874   200,000     13,152     13,375   200,000
 15    50      1,646         0        12,394     12,394   200,000     12,394     12,394   200,000     14,086     14,086   200,000
 16    51      1,646         0        12,843     12,843   200,000     12,843     12,843   200,000     14,858     14,858   200,000
 17    52      1,646         0        13,201     13,201   200,000     13,201     13,201   200,000     15,559     15,559   200,000
 18    53      1,646         0        13,469     13,469   200,000     13,469     13,469   200,000     16,212     16,212   200,000
 19    54      1,646         0        13,624     13,624   200,000     13,624     13,624   200,000     16,838     16,838   200,000
 20    55      1,646         0        13,668     13,668   200,000     13,668     13,668   200,000     17,439     17,439   200,000

 21    56      1,646         0        13,611     13,611   200,000     13,611     13,611   200,000     18,048     18,048   200,000
 22    57      1,646         0        13,399     13,399   200,000     13,399     13,399   200,000     18,588     18,588   200,000
 23    58      1,646         0        13,031     13,031   200,000     13,031     13,031   200,000     19,017     19,017   200,000
 24    59      1,646         0        12,484     12,484   200,000     12,484     12,484   200,000     19,358     19,358   200,000
 25    60      1,646         0        11,736     11,736   200,000     11,736     11,736   200,000     19,590     19,590   200,000
 26    61      1,646         0        10,761     10,761   200,000     10,761     10,761   200,000     19,713     19,713   200,000
 27    62      1,646         0         9,534      9,534   200,000      9,534      9,534   200,000     19,707     19,707   200,000
 28    63      1,646         0         8,050      8,050   200,000      8,050      8,050   200,000     19,551     19,551   200,000
 29    64      1,646         0         6,213      6,213   200,000      6,213      6,213   200,000     19,266     19,266   200,000
 30    65      1,646         0         3,989      3,989   200,000      3,989      3,989   200,000     18,851     18,851   200,000

 31    66      1,646         0         1,320      1,320   200,000      1,320      1,320   200,000     18,286     18,286   200,000
 32    67      1,646         0             0          0         0          0          0         0     17,589     17,589   200,000
 33    68      1,646         0             0          0         0          0          0         0     16,696     16,696   200,000
 34    69      1,646         0             0          0         0          0          0         0     15,558     15,558   200,000
 35    70      1,646         0             0          0         0          0          0         0     14,107     14,107   200,000
 36    71      1,646         0             0          0         0          0          0         0     12,358     12,358   200,000
 37    72      1,646         0             0          0         0          0          0         0     10,212     10,212   200,000
 38    73      1,646         0             0          0         0          0          0         0      7,704      7,704   200,000
 39    74      1,646         0             0          0         0          0          0         0      4,682      4,682   200,000
 40    75      1,646         0             0          0         0          0          0         0      1,099      1,099   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, Contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  MALE PREFERRED NON-SMOKER AGE             FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
  35                                                   TO AGE 95                                  SPECIFIED AMOUNT
  TABLE: 0                                    MONY LIFE INSURANCE COMPANY
  1ST YR ANNUAL                                    DECLARED PREMIUMS
  PREMIUM = 1,646.00

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
  1    36     1,646         0         0       0           0        888  200,000
  2    37     1,646         0         0       0         437      2,062  200,000
  3    38     1,646         0         0       0         985      3,220  200,000
  4    39     1,646         0         0       0       2,081      4,315  200,000
  5    40     1,646         0         0       0       3,139      5,373  200,000
  6    41     1,646         0         0       0       4,360      6,371  200,000
  7    42     1,646         0         0       0       5,545      7,332  200,000
  8    43     1,646         0         0       0       6,718      8,282  200,000
  9    44     1,646         0         0       0       7,855      9,196  200,000
 10    45     1,646         0         0       0       8,959     10,076  200,000

 11    46     1,646         0         0       0      10,072     10,966  200,000
 12    47     1,646         0         0       0      11,135     11,805  200,000
 13    48     1,646         0         0       0      12,168     12,615  200,000
 14    49     1,646         0         0       0      13,152     13,375  200,000
 15    50     1,646         0         0       0      14,086     14,086  200,000
 16    51     1,646         0         0       0      14,858     14,858  200,000
 17    52     1,646         0         0       0      15,559     15,559  200,000
 18    53     1,646         0         0       0      16,212     16,212  200,000
 19    54     1,646         0         0       0      16,838     16,838  200,000
 20    55     1,646         0         0       0      17,439     17,439  200,000

 21    56     1,646         0         0       0      18,048     18,048  200,000
 22    57     1,646         0         0       0      18,588     18,588  200,000
 23    58     1,646         0         0       0      19,017     19,017  200,000
 24    59     1,646         0         0       0      19,358     19,358  200,000
 25    60     1,646         0         0       0      19,590     19,590  200,000
 26    61     1,646         0         0       0      19,713     19,713  200,000
 27    62     1,646         0         0       0      19,707     19,707  200,000
 28    63     1,646         0         0       0      19,551     19,551  200,000
 29    64     1,646         0         0       0      19,266     19,266  200,000
 30    65     1,646         0         0       0      18,851     18,851  200,000

 31    66     1,646         0         0       0      18,286     18,286  200,000
 32    67     1,646         0         0       0      17,589     17,589  200,000
 33    68     1,646         0         0       0      16,696     16,696  200,000
 34    69     1,646         0         0       0      15,558     15,558  200,000
 35    70     1,646         0         0       0      14,107     14,107  200,000
 36    71     1,646         0         0       0      12,358     12,358  200,000
 37    72     1,646         0         0       0      10,212     10,212  200,000
 38    73     1,646         0         0       0       7,704      7,704  200,000
 39    74     1,646         0         0       0       4,682      4,682  200,000
 40    75     1,646         0         0       0       1,099      1,099  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)               6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------    -----    --------
  1    36      1,646         0             0        888   200,000          0        960   200,000           0        960   200,000
  2    37      1,646         0           343      1,968   200,000        549      2,174   200,000         646      2,271   200,000
  3    38      1,646         0           775      3,010   200,000      1,186      3,420   200,000       1,408      3,643   200,000
  4    39      1,646         0         1,780      4,015   200,000      2,466      4,701   200,000       2,795      5,030   200,000
  5    40      1,646         0         2,749      4,984   200,000      3,783      6,017   200,000       4,222      6,457   200,000
  6    41      1,646         0         3,906      5,917   200,000      5,361      7,372   200,000       5,892      7,903   200,000
  7    42      1,646         0         5,005      6,793   200,000      6,956      8,743   200,000       7,606      9,393   200,000
  8    43      1,646         0         6,071      7,635   200,000      8,592     10,156   200,000       9,389     10,953   200,000
  9    44      1,646         0         7,080      8,421   200,000     10,249     11,590   200,000      11,222     12,563   200,000
 10    45      1,646         0         8,035      9,152   200,000     11,928     13,045   200,000      13,108     14,225   200,000

 11    46      1,646         0         9,019      9,913   200,000     13,741     14,634   200,000      15,120     16,014   200,000
 12    47      1,646         0         9,953     10,623   200,000     15,593     16,263   200,000      17,181     17,851   200,000
 13    48      1,646         0        10,838     11,285   200,000     17,487     17,934   200,000      19,317     19,764   200,000
 14    49      1,646         0        11,651     11,874   200,000     19,405     19,628   200,000      21,510     21,734   200,000
 15    50      1,646         0        12,394     12,394   200,000     21,348     21,348   200,000      23,765     23,765   200,000
 16    51      1,646         0        12,843     12,843   200,000     23,097     23,097   200,000      25,969     25,969   200,000
 17    52      1,646         0        13,201     13,201   200,000     24,855     24,855   200,000      28,227     28,227   200,000
 18    53      1,646         0        13,469     13,469   200,000     26,625     26,625   200,000      30,564     30,564   200,000
 19    54      1,646         0        13,624     13,624   200,000     28,388     28,388   200,000      33,006     33,006   200,000
 20    55      1,646         0        13,668     13,668   200,000     30,146     30,146   200,000      35,560     35,560   200,000

 21    56      1,646         0        13,611     13,611   200,000     31,915     31,915   200,000      38,265     38,265   200,000
 22    57      1,646         0        13,399     13,399   200,000     33,643     33,643   200,000      41,059     41,059   200,000
 23    58      1,646         0        13,031     13,031   200,000     35,330     35,330   200,000      43,908     43,908   200,000
 24    59      1,646         0        12,484     12,484   200,000     36,957     36,957   200,000      46,838     46,838   200,000
 25    60      1,646         0        11,736     11,736   200,000     38,503     38,503   200,000      49,838     49,838   200,000
 26    61      1,646         0        10,761     10,761   200,000     39,946     39,946   200,000      52,915     52,915   200,000
 27    62      1,646         0         9,534      9,534   200,000     41,265     41,265   200,000      56,061     56,061   200,000
 28    63      1,646         0         8,050      8,050   200,000     42,454     42,454   200,000      59,265     59,265   200,000
 29    64      1,646         0         6,213      6,213   200,000     43,431     43,431   200,000      62,555     62,555   200,000
 30    65      1,646         0         3,989      3,989   200,000     44,166     44,166   200,000      65,939     65,939   200,000

 31    66      1,646         0         1,320      1,320   200,000     44,606     44,606   200,000      69,413     69,413   200,000
 32    67      1,646         0             0          0         0     44,713     44,713   200,000      73,004     73,004   200,000
 33    68      1,646         0             0          0         0     44,424     44,424   200,000      76,678     76,678   200,000
 34    69      1,646         0             0          0         0     43,667     43,667   200,000      80,418     80,418   200,000
 35    70      1,646         0             0          0         0     42,382     42,382   200,000      84,196     84,196   200,000
 36    71      1,646         0             0          0         0     40,438     40,438   200,000      88,041     88,041   200,000
 37    72      1,646         0             0          0         0     37,583     37,583   200,000      91,916     91,916   200,000
 38    73      1,646         0             0          0         0     33,810     33,810   200,000      95,865     95,865   200,000
 39    74      1,646         0             0          0         0     28,810     28,810   200,000      99,833     99,833   200,000
 40    75      1,646         0             0          0         0     22,254     22,254   200,000     103,830    103,830   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     ------------------------------------------------------------   ------------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     ----------------------------   -----------------------------   ------------------------------
                (1)         (2)         (3)                (5)         (6)                 (8)         (9)                  (11)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)     BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND     PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------   -----    --------   ---------    -----    --------
 41    76      1,646         0           0         0        0        13,804     13,804   200,000     107,891    107,891   200,000
 42    77      1,646         0           0         0        0         3,059      3,059   200,000     111,976    111,976   200,000
 43    78      1,646         0           0         0        0             0          0         0     116,062    116,062   200,000
 44    79      1,646         0           0         0        0             0          0         0     119,854    119,854   200,000
 45    80      1,646         0           0         0        0             0          0         0     123,562    123,562   200,000
 46    81      1,646         0           0         0        0             0          0         0     127,210    127,210   200,000
 47    82      1,646         0           0         0        0             0          0         0     130,748    130,748   200,000
 48    83      1,646         0           0         0        0             0          0         0     134,543    134,543   200,000
 49    84      1,646         0           0         0        0             0          0         0     138,389    138,389   200,000
 50    85      1,646         0           0         0        0             0          0         0     142,242    142,242   200,000

 51    86      1,646         0           0         0        0             0          0         0     146,167    146,167   200,000
 52    87      1,646         0           0         0        0             0          0         0     150,144    150,144   200,000
 53    88      1,646         0           0         0        0             0          0         0     154,266    154,266   200,000
 54    89      1,646         0           0         0        0             0          0         0     158,606    158,606   200,000
 55    90      1,646         0           0         0        0             0          0         0     163,258    163,258   200,000
 56    91      1,646         0           0         0        0             0          0         0     168,315    168,315   200,000
 57    92      1,646         0           0         0        0             0          0         0     173,867    173,867   200,000
 58    93      1,646         0           0         0        0             0          0         0     180,044    180,044   200,000
 59    94      1,646         0           0         0        0             0          0         0     187,304    187,304   200,000
 60    95      1,646         0           0         0        0             0          0         0     196,360    196,360   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00             MONY LIFE INSURANCE COMPANY
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
  1    36     1,646         0         0       0            0        960   200,000
  2    37     1,646         0         0       0          646      2,271   200,000
  3    38     1,646         0         0       0        1,408      3,643   200,000
  4    39     1,646         0         0       0        2,795      5,030   200,000
  5    40     1,646         0         0       0        4,222      6,457   200,000
  6    41     1,646         0         0       0        5,892      7,903   200,000
  7    42     1,646         0         0       0        7,606      9,393   200,000
  8    43     1,646         0         0       0        9,389     10,953   200,000
  9    44     1,646         0         0       0       11,222     12,563   200,000
 10    45     1,646         0         0       0       13,108     14,225   200,000

 11    46     1,646         0         0       0       15,120     16,014   200,000
 12    47     1,646         0         0       0       17,181     17,851   200,000
 13    48     1,646         0         0       0       19,317     19,764   200,000
 14    49     1,646         0         0       0       21,510     21,734   200,000
 15    50     1,646         0         0       0       23,765     23,765   200,000
 16    51     1,646         0         0       0       25,969     25,969   200,000
 17    52     1,646         0         0       0       28,227     28,227   200,000
 18    53     1,646         0         0       0       30,564     30,564   200,000
 19    54     1,646         0         0       0       33,006     33,006   200,000
 20    55     1,646         0         0       0       35,560     35,560   200,000

 21    56     1,646         0         0       0       38,265     38,265   200,000
 22    57     1,646         0         0       0       41,059     41,059   200,000
 23    58     1,646         0         0       0       43,908     43,908   200,000
 24    59     1,646         0         0       0       46,838     46,838   200,000
 25    60     1,646         0         0       0       49,838     49,838   200,000
 26    61     1,646         0         0       0       52,915     52,915   200,000
 27    62     1,646         0         0       0       56,061     56,061   200,000
 28    63     1,646         0         0       0       59,265     59,265   200,000
 29    64     1,646         0         0       0       62,555     62,555   200,000
 30    65     1,646         0         0       0       65,939     65,939   200,000

 31    66     1,646         0         0       0       69,413     69,413   200,000
 32    67     1,646         0         0       0       73,004     73,004   200,000
 33    68     1,646         0         0       0       76,678     76,678   200,000
 34    69     1,646         0         0       0       80,418     80,418   200,000
 35    70     1,646         0         0       0       84,196     84,196   200,000
 36    71     1,646         0         0       0       88,041     88,041   200,000
 37    72     1,646         0         0       0       91,916     91,916   200,000
 38    73     1,646         0         0       0       95,865     95,865   200,000
 39    74     1,646         0         0       0       99,833     99,833   200,000
 40    75     1,646         0         0       0      103,830    103,830   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 41    76     1,646         0         0       0      107,891    107,891  200,000
 42    77     1,646         0         0       0      111,976    111,976  200,000
 43    78     1,646         0         0       0      116,062    116,062  200,000
 44    79     1,646         0         0       0      119,854    119,854  200,000
 45    80     1,646         0         0       0      123,562    123,562  200,000
 46    81     1,646         0         0       0      127,210    127,210  200,000
 47    82     1,646         0         0       0      130,748    130,748  200,000
 48    83     1,646         0         0       0      134,543    134,543  200,000
 49    84     1,646         0         0       0      138,389    138,389  200,000
 50    85     1,646         0         0       0      142,242    142,242  200,000

 51    86     1,646         0         0       0      146,167    146,167  200,000
 52    87     1,646         0         0       0      150,144    150,144  200,000
 53    88     1,646         0         0       0      154,266    154,266  200,000
 54    89     1,646         0         0       0      158,606    158,606  200,000
 55    90     1,646         0         0       0      163,258    163,258  200,000
 56    91     1,646         0         0       0      168,315    168,315  200,000
 57    92     1,646         0         0       0      173,867    173,867  200,000
 58    93     1,646         0         0       0      180,044    180,044  200,000
 59    94     1,646         0         0       0      187,304    187,304  200,000
 60    95     1,646         0         0       0      196,360    196,360  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)             12.00% (10.42% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE       (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER    VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------    -----   --------   ---------    -----   --------
  1    36      1,646         0             0        888   200,000           0      1,032  200,000           0      1,032  200,000
  2    37      1,646         0           343      1,968   200,000         765      2,389  200,000         865      2,489  200,000
  3    38      1,646         0           775      3,010   200,000       1,631      3,866  200,000       1,866      4,101  200,000
  4    39      1,646         0         1,780      4,015   200,000       3,240      5,475  200,000       3,599      5,833  200,000
  5    40      1,646         0         2,749      4,984   200,000       4,996      7,231  200,000       5,490      7,725  200,000
  6    41      1,646         0         3,906      5,917   200,000       7,138      9,149  200,000       7,758      9,769  200,000
  7    42      1,646         0         5,005      6,793   200,000       9,437     11,225  200,000      10,219     12,006  200,000
  8    43      1,646         0         6,071      7,635   200,000      11,934     13,499  200,000      12,918     14,482  200,000
  9    44      1,646         0         7,080      8,421   200,000      14,628     15,969  200,000      15,857     17,197  200,000
 10    45      1,646         0         8,035      9,152   200,000      17,542     18,659  200,000      19,062     20,180  200,000

 11    46      1,646         0         9,019      9,913   200,000      20,845     21,739  200,000      22,674     23,568  200,000
 12    47      1,646         0         9,953     10,623   200,000      24,454     25,124  200,000      26,624     27,294  200,000
 13    48      1,646         0        10,838     11,285   200,000      28,404     28,850  200,000      30,972     31,419  200,000
 14    49      1,646         0        11,651     11,874   200,000      32,714     32,937  200,000      35,745     35,968  200,000
 15    50      1,646         0        12,394     12,394   200,000      37,429     37,429  200,000      40,992     40,992  200,000
 16    51      1,646         0        12,843     12,843   200,000      42,375     42,375  200,000      46,646     46,646  200,000
 17    52      1,646         0        13,201     13,201   200,000      47,812     47,812  200,000      52,882     52,882  200,000
 18    53      1,646         0        13,469     13,469   200,000      53,803     53,803  200,000      59,791     59,791  200,000
 19    54      1,646         0        13,624     13,624   200,000      60,400     60,400  200,000      67,469     67,469  200,000
 20    55      1,646         0        13,668     13,668   200,000      67,681     67,681  200,000      76,006     76,006  200,000

 21    56      1,646         0        13,611     13,611   200,000      75,758     75,758  200,000      85,539     85,539  200,000
 22    57      1,646         0        13,399     13,399   200,000      84,685     84,685  200,000      96,119     96,119  200,000
 23    58      1,646         0        13,031     13,031   200,000      94,579     94,579  200,000     107,850    107,850  200,000
 24    59      1,646         0        12,484     12,484   200,000     105,562    105,562  200,000     120,891    120,891  200,000
 25    60      1,646         0        11,736     11,736   200,000     117,776    117,776  200,000     135,397    135,397  200,000
 26    61      1,646         0        10,761     10,761   200,000     131,391    131,391  200,000     151,557    151,557  200,000
 27    62      1,646         0         9,534      9,534   200,000     146,608    146,608  200,000     169,534    169,534  217,004
 28    63      1,646         0         8,050      8,050   200,000     163,658    163,658  206,209     189,434    189,434  238,687
 29    64      1,646         0         6,213      6,213   200,000     182,568    182,568  226,384     211,469    211,469  262,221
 30    65      1,646         0         3,989      3,989   200,000     203,450    203,450  248,209     235,873    235,873  287,766

 31    66      1,646         0         1,320      1,320   200,000     226,515    226,515  271,819     262,905    262,905  315,486
 32    67      1,646         0             0          0         0     251,947    251,947  299,817     292,830    292,830  348,467
 33    68      1,646         0             0          0         0     278,982    279,982  330,379     325,940    325,940  384,610
 34    69      1,646         0             0          0         0     310,883    310,883  363,733     362,566    362,566  424,202
 35    70      1,646         0             0          0         0     344,947    344,947  400,139     403,062    403,062  467,552
 36    71      1,646         0             0          0         0     382,486    382,486  439,859     447,856    447,856  515,034
 37    72      1,646         0             0          0         0     423,978    423,978  479,095     497,475    497,475  562,146
 38    73      1,646         0             0          0         0     469,960    499,960  521,655     552,502    552,502  613,278
 39    74      1,646         0             0          0         0     520,964    520,964  567,851     613,544    613,544  668,763
 40    75      1,646         0             0          0         0     577,645    577,645  618,080     681,333    681,333  729,027

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           GUARANTEED CHARGES
                                     ---------------------------------------------------------------
                                          0.00% (-1.49% NET)              12.00% (10.42% NET)
                                     ----------------------------   --------------------------------
                (1)         (2)         (3)                (5)         (6)                    (8)
END             NET         NET        VALUE      (4)    BENEFIT      VALUE        (7)      BENEFIT
 OF          AFTER TAX    LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----   --------   ---------     -----    ---------
 41    76      1,646         0           0         0        0        640,799      640,799    672,839
 42    77      1,646         0           0         0        0        710,437      710,437    745,959
 43    78      1,646         0           0         0        0        787,184      787,184    826,544
 44    79      1,646         0           0         0        0        871,720      871,720    915,306
 45    80      1,646         0           0         0        0        964,774      964,774  1,013,013
 46    81      1,646         0           0         0        0      1,067,119    1,067,119  1,120,475
 47    82      1,646         0           0         0        0      1,179,575    1,179,575  1,238,554
 48    83      1,646         0           0         0        0      1,302,975    1,302,975  1,368,123
 49    84      1,646         0           0         0        0      1,438,200    1,438,200  1,510,110
 50    85      1,646         0           0         0        0      1,586,177    1,586,177  1,665,486

 51    86      1,646         0           0         0        0      1,747,894    1,747,894  1,835,289
 52    87      1,646         0           0         0        0      1,924,400    1,924,400  2,020,620
 53    88      1,646         0           0         0        0      2,116,817    2,116,817  2,222,658
 54    89      1,646         0           0         0        0      2,326,320    2,326,320  2,442,636
 55    90      1,646         0           0         0        0      2,554,150    2,554,150  2,681,857
 56    91      1,646         0           0         0        0      2,801,535    2,801,535  2,941,611
 57    92      1,646         0           0         0        0      3,077,826    3,077,826  3,200,939
 58    93      1,646         0           0         0        0      3,387,967    3,387,967  3,489,606
 59    94      1,646         0           0         0        0      3,738,043    3,738,043  3,812,804
 60    95      1,646         0           0         0        0      4,135,649    4,135,649  4,177,005

              CURRENT CHARGES
      --------------------------------
            12.00% (10.42% NET)
      --------------------------------
         (9)                   (11)
END     VALUE       (10)      BENEFIT
 OF      ON         FUND      PAYABLE
YEAR  SURRENDER     VALUE    AT DEATH
----  ---------     -----    --------
 41   756,721      756,721    794,557
 42   840,125      840,125    882,131
 43   932,355      932,355    978,973
 44  1,034,127   1,034,127  1,085,833
 45  1,146,504   1,146,504  1,203,829
 46  1,270,550   1,270,550  1,334,078
 47  1,407,352   1,407,352  1,477,719
 48  1,558,531   1,558,531  1,636,458
 49  1,725,250   1,725,250  1,811,512
 50  1,908,899   1,908,899  2,004,344

 51  2,111,118   2,111,118  2,216,674
 52  2,333,500   2,333,500  2,450,175
 53  2,577,953   2,577,953  2,706,850
 54  2,846,434   2,846,434  2,988,756
 55  3,141,021   3,141,021  3,298,072
 56  3,463,716   3,463,716  3,636,902
 57  3,822,004   3,822,004  3,974,884
 58  4,220,535   4,220,535  4,347,151
 59  4,666,251   4,666,251  4,759,576
 60  5,167,814   5,167,814  5,219,492

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

           ALLOCATION OF VALUES
FOR:                                                    MONY EQUITYMASTER                              SPECIFIED AMOUNT = $200,000
  MALE PREFERRED NON-SMOKER AGE 35                FLEXIBLE PREMIUM VARIABLE LIFE                           INITIAL DEATH BENEFIT =
  TABLE: 0                                                  TO AGE 95                                             SPECIFIED AMOUNT
  1ST YR ANNUAL PREMIUM = 1,646.00                 MONY LIFE INSURANCE COMPANY
                                                        DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         12.00% (10.42% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    36     1,646         0         0       0            0      1,032  200,000
  2    37     1,646         0         0       0          865      2,489  200,000
  3    38     1,646         0         0       0        1,866      4,101  200,000
  4    39     1,646         0         0       0        3,599      5,833  200,000
  5    40     1,646         0         0       0        5,490      7,725  200,000
  6    41     1,646         0         0       0        7,758      9,769  200,000
  7    42     1,646         0         0       0       10,219     12,006  200,000
  8    43     1,646         0         0       0       12,918     14,482  200,000
  9    44     1,646         0         0       0       15,857     17,197  200,000
 10    45     1,646         0         0       0       19,062     20,180  200,000

 11    46     1,646         0         0       0       22,674     23,568  200,000
 12    47     1,646         0         0       0       26,624     27,294  200,000
 13    48     1,646         0         0       0       30,972     31,419  200,000
 14    49     1,646         0         0       0       35,745     35,968  200,000
 15    50     1,646         0         0       0       40,992     40,992  200,000
 16    51     1,646         0         0       0       46,646     46,646  200,000
 17    52     1,646         0         0       0       52,882     52,882  200,000
 18    53     1,646         0         0       0       59,791     59,791  200,000
 19    54     1,646         0         0       0       67,469     67,469  200,000
 20    55     1,646         0         0       0       76,006     76,006  200,000

 21    56     1,646         0         0       0       85,539     85,539  200,000
 22    57     1,646         0         0       0       96,119     96,119  200,000
 23    58     1,646         0         0       0      107,850    107,850  200,000
 24    59     1,646         0         0       0      120,891    120,891  200,000
 25    60     1,646         0         0       0      135,397    135,397  200,000
 26    61     1,646         0         0       0      151,557    151,557  200,000
 27    62     1,646         0         0       0      169,534    169,534  217,004
 28    63     1,646         0         0       0      189,434    189,434  238,687
 29    64     1,646         0         0       0      211,469    211,469  262,221
 30    65     1,646         0         0       0      235,873    235,873  287,766

 31    66     1,646         0         0       0      262,905    262,905  315,486
 32    67     1,646         0         0       0      292,830    292,830  348,467
 33    68     1,646         0         0       0      325,940    325,940  384,610
 34    69     1,646         0         0       0      362,566    362,566  424,202
 35    70     1,646         0         0       0      403,062    403,062  467,552
 36    71     1,646         0         0       0      447,856    447,856  515,034
 37    72     1,646         0         0       0      497,475    497,475  562,146
 38    73     1,646         0         0       0      552,502    552,502  613,278
 39    74     1,646         0         0       0      613,544    613,544  668,763
 40    75     1,646         0         0       0      681,333    681,333  729,027

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
 41    76     1,646         0         0       0      756,721      756,721    794,557
 42    77     1,646         0         0       0      840,125      840,125    882,131
 43    78     1,646         0         0       0      932,355      932,355    978,973
 44    79     1,646         0         0       0    1,034,127    1,034,127  1,085,833
 45    80     1,646         0         0       0    1,146,504    1,146,504  1,203,829
 46    81     1,646         0         0       0    1,270,550    1,270,550  1,334,078
 47    82     1,646         0         0       0    1,407,352    1,407,352  1,477,719
 48    83     1,646         0         0       0    1,558,531    1,558,531  1,636,458
 49    84     1,646         0         0       0    1,725,250    1,725,250  1,811,512
 50    85     1,646         0         0       0    1,908,899    1,908,899  2,004,344

 51    86     1,646         0         0       0    2,111,118    2,111,118  2,216,674
 52    87     1,646         0         0       0    2,333,500    2,333,500  2,450,175
 53    88     1,646         0         0       0    2,577,953    2,577,953  2,706,850
 54    89     1,646         0         0       0    2,846,434    2,846,434  2,988,756
 55    90     1,646         0         0       0    3,141,021    3,141,021  3,298,072
 56    91     1,646         0         0       0    3,463,716    3,463,716  3,636,902
 57    92     1,646         0         0       0    3,822,004    3,822,004  3,974,884
 58    93     1,646         0         0       0    4,220,535    4,220,535  4,347,151
 59    94     1,646         0         0       0    4,666,251    4,666,251  4,759,576
 60    95     1,646         0         0       0    5,167,814    5,167,814  5,219,492

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $28,719.64           INITIAL GUIDELINE ANNUAL: $2,135.14             INITIAL TWO YEAR MINIMUM: $1,646.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                                CURRENT CHARGES
                                     -------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              0.00% (-1.49% NET)              0.00% (-1.49% NET)
                                     -----------------------------   -----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                 (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)     BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----    --------   ---------   -----    --------
  1    56      5,010         0         1,330      3,632   200,000      1,330      3,632   200,000      1,330      3,632   200,000
  2    57      5,010         0         3,701      6,488   200,000      3,701      6,488   200,000      4,642      7,429   200,000
  3    58      5,010         0         4,910      9,166   200,000      4,910      9,166   200,000      6,791     11,048   200,000
  4    59      5,010         0         7,394     11,651   200,000      7,394     11,651   200,000     10,196     14,452   200,000
  5    60      5,010         0         9,668     13,925   200,000      9,668     13,925   200,000     13,372     17,629   200,000
  6    61      5,010         0        12,142     15,973   200,000     12,142     15,973   200,000     16,713     20,544   200,000
  7    62      5,010         0        14,372     17,778   200,000     14,372     17,778   200,000     19,971     23,376   200,000
  8    63      5,010         0        16,366     19,345   200,000     16,366     19,345   200,000     23,146     26,126   200,000
  9    64      5,010         0        18,040     20,594   200,000     18,040     20,594   200,000     26,223     28,777   200,000
 10    65      5,010         0        19,379     21,507   200,000     19,379     21,507   200,000     29,083     31,212   200,000

 11    66      5,010         0        20,563     22,265   200,000     20,563     22,265   200,000     31,810     33,512   200,000
 12    67      5,010         0        21,355     22,632   200,000     21,355     22,632   200,000     34,268     35,545   200,000
 13    68      5,010         0        21,709     22,560   200,000     21,709     22,560   200,000     36,580     37,431   200,000
 14    69      5,010         0        21,576     22,001   200,000     21,576     22,001   200,000     38,692     39,117   200,000
 15    70      5,010         0        20,921     20,921   200,000     20,921     20,921   200,000     40,587     40,587   200,000
 16    71      5,010         0        19,217     19,217   200,000     19,217     19,217   200,000     42,256     42,256   200,000
 17    72      5,010         0        16,664     16,664   200,000     16,664     16,664   200,000     43,639     43,639   200,000
 18    73      5,010         0        13,327     13,327   200,000     13,327     13,327   200,000     44,591     44,591   200,000
 19    74      5,010         0         8,949      8,949   200,000      8,949      8,949   200,000     45,279     45,279   200,000
 20    75      5,010         0         3,282      3,282   200,000      3,282      3,282   200,000     45,591     45,591   200,000

 21    76      5,010         0             0          0         0          0          0         0     45,624     45,624   200,000
 22    77      5,010         0             0          0         0          0          0         0     45,163     45,163   200,000
 23    78      5,010         0             0          0         0          0          0         0     44,100     44,100   200,000
 24    79      5,010         0             0          0         0          0          0         0     41,811     41,811   200,000
 25    80      5,010         0             0          0         0          0          0         0     38,567     38,567   200,000
 26    81      5,010         0             0          0         0          0          0         0     34,273     34,273   200,000
 27    82      5,010         0             0          0         0          0          0         0     28,631     28,631   200,000
 28    83      5,010         0             0          0         0          0          0         0     22,314     22,314   200,000
 29    84      5,010         0             0          0         0          0          0         0     14,555     14,555   200,000
 30    85      5,010         0             0          0         0          0          0         0      4,872      4,872   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 86.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                              MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
TABLE: 0                                              TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00             MONY LIFE INSURANCE COMPANY
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----    --------
  1    56     5,010         0         0       0       1,330      3,632   200,000
  2    57     5,010         0         0       0       4,642      7,429   200,000
  3    58     5,010         0         0       0       6,791     11,048   200,000
  4    59     5,010         0         0       0      10,196     14,452   200,000
  5    60     5,010         0         0       0      13,372     17,629   200,000
  6    61     5,010         0         0       0      16,713     20,544   200,000
  7    62     5,010         0         0       0      19,971     23,376   200,000
  8    63     5,010         0         0       0      23,146     26,126   200,000
  9    64     5,010         0         0       0      26,223     28,777   200,000
 10    65     5,010         0         0       0      29,083     31,212   200,000

 11    66     5,010         0         0       0      31,810     33,512   200,000
 12    67     5,010         0         0       0      34,268     35,545   200,000
 13    68     5,010         0         0       0      36,580     37,431   200,000
 14    69     5,010         0         0       0      38,692     39,117   200,000
 15    70     5,010         0         0       0      40,587     40,587   200,000
 16    71     5,010         0         0       0      42,256     42,256   200,000
 17    72     5,010         0         0       0      43,639     43,639   200,000
 18    73     5,010         0         0       0      44,591     44,591   200,000
 19    74     5,010         0         0       0      45,279     45,279   200,000
 20    75     5,010         0         0       0      45,591     45,591   200,000

 21    76     5,010         0         0       0      45,624     45,624   200,000
 22    77     5,010         0         0       0      45,163     45,163   200,000
 23    78     5,010         0         0       0      44,100     44,100   200,000
 24    79     5,010         0         0       0      41,811     41,811   200,000
 25    80     5,010         0         0       0      38,567     38,567   200,000
 26    81     5,010         0         0       0      34,273     34,273   200,000
 27    82     5,010         0         0       0      28,631     28,631   200,000
 28    83     5,010         0         0       0      22,314     22,314   200,000
 29    84     5,010         0         0       0      14,555     14,555   200,000
 30    85     5,010         0         0       0       4,872      4,872   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 86.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                          GUARANTEED CHARGES                               CURRENT CHARGES
                                     ------------------------------------------------------------   -----------------------------
                                          0.00% (-1.49% NET)              6.00% (4.46% NET)               6.00% (4.46% NET)
                                     -----------------------------   ----------------------------   -----------------------------
                (1)         (2)         (3)                 (5)         (6)                (8)         (9)                 (11)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE      (7)    BENEFIT      VALUE      (10)    BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON        FUND   PAYABLE       ON        FUND    PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------   -----   --------   ---------    -----   --------
  1    56      5,010         0         1,330      3,632   200,000      1,578      3,881  200,000       1,578      3,881  200,000
  2    57      5,010         0         3,701      6,488   200,000      4,405      7,192  200,000       5,375      8,161  200,000
  3    58      5,010         0         4,910      9,166   200,000      6,261     10,518  200,000       8,254     12,511  200,000
  4    59      5,010         0         7,394     11,651   200,000      9,586     13,842  200,000      12,638     16,895  200,000
  5    60      5,010         0         9,668     13,925   200,000     12,893     17,149  200,000      17,045     21,301  200,000
  6    61      5,010         0        12,142     15,973   200,000     16,592     20,423  200,000      21,868     25,698  200,000
  7    62      5,010         0        14,372     17,778   200,000     20,243     23,648  200,000      26,860     30,265  200,000
  8    63      5,010         0        16,366     19,345   200,000     23,850     26,830  200,000      32,034     35,013  200,000
  9    64      5,010         0        18,040     20,594   200,000     27,337     29,891  200,000      37,383     39,937  200,000
 10    65      5,010         0        19,379     21,507   200,000     30,687     32,815  200,000      42,807     44,935  200,000

 11    66      5,010         0        20,563     22,265   200,000     34,157     35,860  200,000      48,499     50,202  200,000
 12    67      5,010         0        21,355     22,632   200,000     37,469     38,746  200,000      54,273     55,550  200,000
 13    68      5,010         0        21,709     22,560   200,000     40,585     41,436  200,000      60,255     61,107  200,000
 14    69      5,010         0        21,576     22,001   200,000     43,466     43,891  200,000      66,422     66,848  200,000
 15    70      5,010         0        20,921     20,921   200,000     46,087     46,087  200,000      72,786     72,786  200,000
 16    71      5,010         0        19,217     19,217   200,000     47,940     47,940  200,000      79,284     79,284  200,000
 17    72      5,010         0        16,664     16,664   200,000     49,265     49,265  200,000      85,993     85,993  200,000
 18    73      5,010         0        13,327     13,327   200,000     50,118     50,118  200,000      92,847     92,847  200,000
 19    74      5,010         0         8,949      8,949   200,000     50,296     50,296  200,000     100,010    100,010  200,000
 20    75      5,010         0         3,282      3,282   200,000     49,600     49,600  200,000     107,463    107,463  200,000

 21    76      5,010         0             0          0         0     47,966     47,966  200,000     115,374    115,374  200,000
 22    77      5,010         0             0          0         0     45,095     45,095  200,000     123,656    123,656  200,000
 23    78      5,010         0             0          0         0     40,736     40,736  200,000     132,351    132,351  200,000
 24    79      5,010         0             0          0         0     34,573     34,573  200,000     141,320    141,320  200,000
 25    80      5,010         0             0          0         0     26,175     26,175  200,000     150,853    150,853  200,000
 26    81      5,010         0             0          0         0     14,913     14,913  200,000     161,112    161,112  200,000
 27    82      5,010         0             0          0         0          0          0        0     172,258    172,258  200,000
 28    83      5,010         0             0          0         0          0          0        0     184,651    184,651  200,000
 29    84      5,010         0             0          0         0          0          0        0     198,236    198,236  208,148
 30    85      5,010         0             0          0         0          0          0        0     212,376    212,376  222,994

 31    86      5,010         0             0          0         0          0          0        0     227,078    227,078  238,432
 32    87      5,010         0             0          0         0          0          0        0     242,336    242,336  254,453
 33    88      5,010         0             0          0         0          0          0        0     258,162    258,162  271,070
 34    89      5,010         0             0          0         0          0          0        0     274,558    274,558  288,286
 35    90      5,010         0             0          0         0          0          0        0     291,518    291,518  306,094
 36    91      5,010         0             0          0         0          0          0        0     309,018    309,018  324,469
 37    92      5,010         0             0          0         0          0          0        0     327,490    327,490  340,590
 38    93      5,010         0             0          0         0          0          0        0     347,042    347,042  357,453
 39    94      5,010         0             0          0         0          0          0        0     367,917    367,917  375,275
 40    95      5,010         0             0          0         0          0          0        0     390,421    390,421  394,325

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00              MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
  1    56     5,010         0         0       0        1,578      3,881  200,000
  2    57     5,010         0         0       0        5,375      8,161  200,000
  3    58     5,010         0         0       0        8,254     12,511  200,000
  4    59     5,010         0         0       0       12,638     16,895  200,000
  5    60     5,010         0         0       0       17,045     21,301  200,000
  6    61     5,010         0         0       0       21,868     25,698  200,000
  7    62     5,010         0         0       0       26,860     30,265  200,000
  8    63     5,010         0         0       0       32,034     35,013  200,000
  9    64     5,010         0         0       0       37,383     39,937  200,000
 10    65     5,010         0         0       0       42,807     44,935  200,000

 11    66     5,010         0         0       0       48,499     50,202  200,000
 12    67     5,010         0         0       0       54,273     55,550  200,000
 13    68     5,010         0         0       0       60,255     61,107  200,000
 14    69     5,010         0         0       0       66,422     66,848  200,000
 15    70     5,010         0         0       0       72,786     72,786  200,000
 16    71     5,010         0         0       0       79,284     79,284  200,000
 17    72     5,010         0         0       0       85,993     85,993  200,000
 18    73     5,010         0         0       0       92,847     92,847  200,000
 19    74     5,010         0         0       0      100,010    100,010  200,000
 20    75     5,010         0         0       0      107,463    107,463  200,000

 21    76     5,010         0         0       0      115,374    115,374  200,000
 22    77     5,010         0         0       0      123,656    123,656  200,000
 23    78     5,010         0         0       0      132,351    132,351  200,000
 24    79     5,010         0         0       0      141,320    141,320  200,000
 25    80     5,010         0         0       0      150,853    150,853  200,000
 26    81     5,010         0         0       0      161,112    161,112  200,000
 27    82     5,010         0         0       0      172,258    172,258  200,000
 28    83     5,010         0         0       0      184,651    184,651  200,000
 29    84     5,010         0         0       0      198,236    198,236  208,148
 30    85     5,010         0         0       0      212,376    212,376  222,994

 31    86     5,010         0         0       0      227,078    227,078  238,432
 32    87     5,010         0         0       0      242,336    242,336  254,453
 33    88     5,010         0         0       0      258,162    258,162  271,070
 34    89     5,010         0         0       0      274,558    274,558  288,286
 35    90     5,010         0         0       0      291,518    291,518  306,094
 36    91     5,010         0         0       0      309,018    309,018  324,469
 37    92     5,010         0         0       0      327,490    327,490  340,590
 38    93     5,010         0         0       0      347,042    347,042  357,453
 39    94     5,010         0         0       0      367,917    367,917  375,275
 40    95     5,010         0         0       0      390,421    390,421  394,325

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                           STANDARD LEDGER STATEMENT

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE PREFERRED NON-SMOKER AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
TABLE: 0                                               TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5010.00               MONY LIFE INSURANCE COMPANY
                                                   DECLARED PREMIUMS

                                                            GUARANTEED CHARGES
                                     -----------------------------------------------------------------
                                          0.00% (-1.49% NET)                12.00% (10.42% NET)
                                     -----------------------------   ---------------------------------
                (1)         (2)         (3)                 (5)         (6)                     (8)
END             NET         NET        VALUE      (4)     BENEFIT      VALUE        (7)       BENEFIT
 OF          AFTER TAX    LOANS/        ON        FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE    OUTLAY     SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ---------   ---------   ---------   -----    --------   ---------     -----     ---------
  1    56      5,010         0         1,330      3,632   200,000       1,827        4,129     200,000
  2    57      5,010         0         3,701      6,488   200,000       5,141        7,927     200,000
  3    58      5,010         0         4,910      9,166   200,000       7,734       11,991     200,000
  4    59      5,010         0         7,394     11,651   200,000      12,076       16,333     200,000
  5    60      5,010         0         9,668     13,925   200,000      16,716       20,973     200,000
  6    61      5,010         0        12,142     15,973   200,000      22,103       25,934     200,000
  7    62      5,010         0        14,372     17,778   200,000      27,840       31,245     200,000
  8    63      5,010         0        16,366     19,345   200,000      33,983       36,962     200,000
  9    64      5,010         0        18,040     20,594   200,000      40,518       43,072     200,000
 10    65      5,010         0        19,379     21,507   200,000      47,496       49,625     200,000

 11    66      5,010         0        20,563     22,265   200,000      55,372       57,075     200,000
 12    67      5,010         0        21,355     22,632   200,000      63,910       65,187     200,000
 13    68      5,010         0        21,709     22,560   200,000      73,205       74,057     200,000
 14    69      5,010         0        21,576     22,001   200,000      83,382       83,808     200,000
 15    70      5,010         0        20,921     20,921   200,000      94,608       94,608     200,000
 16    71      5,010         0        19,217     19,217   200,000     106,627      106,627     200,000
 17    72      5,010         0        16,664     16,664   200,000     120,034      120,034     200,000
 18    73      5,010         0        13,327     13,327   200,000     135,219      135,219     200,000
 19    74      5,010         0         8,949      8,949   200,000     152,524      152,524     200,000
 20    75      5,010         0         3,282      3,282   200,000     172,449      172,449     200,000

 21    76      5,010         0             0          0         0     195,770      195,770     205,558
 22    77      5,010         0             0          0         0     221,871      221,871     232,964
 23    78      5,010         0             0          0         0     250,651      250,651     263,184
 24    79      5,010         0             0          0         0     282,369      282,369     296,487
 25    80      5,010         0             0          0         0     317,300      317,300     333,165
 26    81      5,010         0             0          0         0     355,738      355,738     373,525
 27    82      5,010         0             0          0         0     397,995      397,995     417,895
 28    83      5,010         0             0          0         0     444,390      444,390     466,609
 29    84      5,010         0             0          0         0     495,259      495,259     520,022
 30    85      5,010         0             0          0         0     550,958      550,958     578,506

 31    86      5,010         0             0          0         0     611,862      611,862     642,455
 32    87      5,010         0             0          0         0     678,373      678,373     712,292
 33    88      5,010         0             0          0         0     750,918      750,918     788,464
 34    89      5,010         0             0          0         0     829,945      829,945     871,442
 35    90      5,010         0             0          0         0     915,927      915,927     961,723
 36    91      5,010         0             0          0         0   1,009,333    1,009,333   1,059,799
 37    92      5,010         0             0          0         0   1,113,573    1,113,573   1,158,115
 38    93      5,010         0             0          0         0   1,230,488    1,230,488   1,267,402
 39    94      5,010         0             0          0         0   1,362,347    1,362,347   1,389,594
 40    95      5,010         0             0          0         0   1,511,981    1,511,981   1,527,101

               CURRENT CHARGES
      ---------------------------------
             12.00% (10.42% NET)
      ---------------------------------
         (9)                    (11)
END     VALUE       (10)       BENEFIT
 OF      ON         FUND       PAYABLE
YEAR  SURRENDER     VALUE     AT DEATH
----  ---------     -----     ---------
  1      1,827        4,129     200,000
  2      6,138        8,924     200,000
  3      9,840       14,096     200,000
  4     15,393       19,649     200,000
  5     21,357       25,614     200,000
  6     28,176       32,006     200,000
  7     35,653       39,059     200,000
  8     43,871       46,850     200,000
  9     52,898       55,452     200,000
 10     62,733       64,861     200,000

 11     73,824       75,526     200,000
 12     86,026       87,303     200,000
 13     99,601      100,453     200,000
 14    114,716      115,142     200,000
 15    131,600      131,600     200,000
 16    150,269      150,269     200,000
 17    171,259      171,259     200,000
 18    194,822      194,822     216,252
 19    220,984      220,984     240,873
 20    250,029      250,029     267,531

 21    282,424      282,424     296,545
 22    318,271      318,271     334,185
 23    357,920      357,920     375,815
 24    401,686      401,686     421,770
 25    450,026      450,026     472,527
 26    503,397      503,397     528,566
 27    562,270      562,270     590,384
 28    627,337      627,337     638,704
 29    699,104      699,104     734,059
 30    778,176      778,176     817,085

 31    865,260      865,260     908,522
 32    961,047      961,047   1,009,099
 33  1,066,360    1,066,360   1,119,678
 34  1,182,047    1,182,047   1,241,150
 35  1,309,007    1,309,007   1,374,457
 36  1,448,109    1,448,109   1,520,514
 37  1,602,523    1,602,523   1,666,624
 38  1,774,245    1,774,245   1,827,473
 39  1,966,244    1,966,244   2,005,569
 40  2,182,224    2,182,224   2,204,046

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

                              ALLOCATION OF VALUES

FOR:                                               MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  MALE PREFERRED NON-SMOKER AGE             FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
  55                                                   TO AGE 95                                  SPECIFIED AMOUNT
  TABLE: 0                                    MONY LIFE INSURANCE COMPANY
  1ST YR ANNUAL                                    DECLARED PREMIUMS
  PREMIUM = 5,010.00

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
END                    UNSCHEDULED                    VALUE                 BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON         FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    ---------
  1    56     5,010         0         0       0        1,827        4,129    200,000
  2    57     5,010         0         0       0        6,138        8,924    200,000
  3    58     5,010         0         0       0        9,840       14,096    200,000
  4    59     5,010         0         0       0       15,393       19,649    200,000
  5    60     5,010         0         0       0       21,357       25,614    200,000
  6    61     5,010         0         0       0       28,176       32,006    200,000
  7    62     5,010         0         0       0       35,653       39,059    200,000
  8    63     5,010         0         0       0       43,871       46,850    200,000
  9    64     5,010         0         0       0       52,898       55,452    200,000
 10    65     5,010         0         0       0       62,733       64,861    200,000

 11    66     5,010         0         0       0       73,824       75,526    200,000
 12    67     5,010         0         0       0       86,026       87,303    200,000
 13    68     5,010         0         0       0       99,601      100,453    200,000
 14    69     5,010         0         0       0      114,716      115,142    200,000
 15    70     5,010         0         0       0      131,600      131,600    200,000
 16    71     5,010         0         0       0      150,269      150,269    200,000
 17    72     5,010         0         0       0      171,259      171,259    200,000
 18    73     5,010         0         0       0      194,822      194,822    216,252
 19    74     5,010         0         0       0      220,984      220,984    240,873
 20    75     5,010         0         0       0      250,029      250,029    267,531

 21    76     5,010         0         0       0      282,424      282,424    296,545
 22    77     5,010         0         0       0      318,271      318,271    334,185
 23    78     5,010         0         0       0      357,920      357,920    375,815
 24    79     5,010         0         0       0      401,686      401,686    421,770
 25    80     5,010         0         0       0      450,026      450,026    472,527
 26    81     5,010         0         0       0      503,397      503,397    528,566
 27    82     5,010         0         0       0      562,270      562,270    590,384
 28    83     5,010         0         0       0      627,337      627,337    658,704
 29    84     5,010         0         0       0      699,104      699,104    734,059
 30    85     5,010         0         0       0      778,176      778,176    817,085

 31    86     5,010         0         0       0      865,260      865,260    908,522
 32    87     5,010         0         0       0      961,047      961,047  1,009,099
 33    88     5,010         0         0       0    1,066,360    1,066,360  1,119,678
 34    89     5,010         0         0       0    1,182,047    1,182,047  1,241,150
 35    90     5,010         0         0       0    1,309,007    1,309,007  1,374,457
 36    91     5,010         0         0       0    1,448,109    1,448,109  1,520,514
 37    92     5,010         0         0       0    1,602,523    1,602,523  1,666,624
 38    93     5,010         0         0       0    1,774,245    1,774,245  1,827,473
 39    94     5,010         0         0       0    1,966,244    1,966,244  2,005,569
 40    95     5,010         0         0       0    2,182,224    2,182,224  2,204,046

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    Borrowed funds are credited at 5% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change. The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life Insurance Company or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $68,128.20           INITIAL GUIDELINE ANNUAL: $5,926.12             INITIAL TWO YEAR MINIMUM: $5,010.00
DATE PREPARED: 12/11/00                                 PREPARED BY: Agent                    NOT VALID WITHOUT CURRENT PROSPECTUS

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                                   Bulk Rate
                                                                 U.S. Postage
                                                                    P A I D
                                                                Permit No. 8048
                                                                   New York,
                                                                   New York

MONY Life Insurance Company
Administrative Offices
1740 Broadway, New York, NY 10019

[THE MONY GROUP LOGO]
                                            MONY Life Insurance Company and MONY
                                                                      Securities
                                       Corporation are members of The MONY Group
--------------------------------------------------------------------------------
                                                          Form No. 14331 SL 5/01